AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2010

                                               Securities Act File No. 033-79708
                                        Investment Company Act File No. 811-8542

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |X|
                             Pre-Effective Amendment No.               | |
                             Post-Effective Amendment No.  34          |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         |X|

                             Amendment No. 36                           |X|

                          THE SARATOGA ADVANTAGE TRUST
                          (a Delaware business trust)
               (Exact Name of Registrant as Specified in Charter)

                         1101 STEWART AVENUE, SUITE 207
                          GARDEN CITY, NEW YORK 11530
               (Address of Principal Executive Offices)(Zip Code)

       (516) 307-1760(Registrant's Telephone Number, Including Area Code)

                            STUART M. STRAUSS, ESQ.
                                  DECHERT LLP
                          1095 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10036-6797
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

__ immediately upon filing pursuant to paragraph (b) of Rule 485.
x  On December 31, 2010 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
__ 75 days  after  filing  pursuant  to  paragraph (a)(2) of Rule 485.
__ on [date] pursuant to paragraph (a) (2) of Rule 485.

      If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[PICTURE OMITTED]

                               [PICTURE OMITTED]
                                 CLASS A SHARES
                       PROSPECTUS DATED DECEMBER 31, 2010
                   T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 12 separate mutual fund portfolios with Class A shares, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager"). Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


----------------------------- ---------- ------------------------------- -------
                  PORTFOLIO     TICKER                   PORTFOLIO       TICKER
                  ---------     ------                   ---------       ------
----------------------------- ---------- ------------------------------- -------
U.S. Government Money Market     SGAXX     Small Capitalization          SSCYX
----------------------------- ---------- ------------------------------- -------
Investment Quality Bond          SQBAX     International Equity          SIEYX
----------------------------- ---------- ------------------------------- -------
Municipal Bond                   SMBAX     Health & Biotechnology        SHPAX
----------------------------- ---------- ------------------------------- -------
Large Capitalization Value       SLVYX     Technology & Communications   STPAX
----------------------------- ---------- ------------------------------- -------
Large Capitalization Growth      SLGYX     Financial Services            SFPAX
----------------------------- ---------- ------------------------------- -------
Mid Capitalization               SPMAX     Energy & Basic Materials      SBMBX
----------------------------- ---------- ------------------------------- -------

                               TABLE OF CONTENTS


                                                                           PAGE
PORTFOLIO SUMMARIES:
     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
     INVESTMENT QUALITY BOND PORTFOLIO
     MUNICIPAL BOND PORTFOLIO
     LARGE CAPITALIZATION VALUE PORTFOLIO
     LARGE CAPITALIZATION GROWTH PORTFOLIO
     MID CAPITALIZATION PORTFOLIO
     SMALL CAPITALIZATION PORTFOLIO
     INTERNATIONAL EQUITY PORTFOLIO
     HEALTH & BIOTECHNOLOGY PORTFOLIO
     TECHNOLOGY & COMMUNICATIONS PORTFOLIO
     FINANCIAL SERVICES PORTFOLIO
     ENERGY & BASIC MATERIALS PORTFOLIO
ADDITIONAL INFORMATION ABOUT INVESTMENT  STRATEGIES AND RELATED RISKS
PORTFOLIO HOLDINGS
MANAGEMENT
SHAREHOLDER INFORMATION AND PRICING OF PORTFOLIO SHARES
     PURCHASE OF SHARES
     REDUCED SALES CHARGE
     RIGHT OF ACCUMULATION
     LETTER OF INTENT
     CLASS A SHARES SALES CHARGE WAIVERS
     CONTINGENT DEFERRED SALES CHARGE
     PLAN OF DISTRIBUTION
     FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
     REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                       U.S. GOVERNMENT MONEY
                                                         MARKET PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares
  (as a % of offering price) (1)                                   5.75%
  Sales Charge on Reinvested Dividends
  (as a % of offering price)                                       NONE
  Maximum Contingent Deferred Sales Charge
  (as a % of offering price) (2)                                   NONE
Exchange Fee                                                       NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of
the value of your investment)
Management Fees                                                     0.475%
Distribution and/or Service (12b-1) Fees                             0.40%
Other Expenses                                                      1.015%

Total Annual Portfolio Operating Expenses
(before expense reductions and/or
reimbursements, net expenses are in footnote 3) (3)                1.89%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge"section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

      (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 2.15%. For the fiscal year ended August 31, 2010 the net expense for the Portfolio was 0.15% (taking into account the expense reimbursement/reduction and commission recapture reduction of 1.74%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:




            1 YEAR            3 YEARS         5 YEARS         10 YEARS
            ------            -------         -------         --------
             $756             $1,135           $1,538           $2,659



PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:


o U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

o Securities issued by agencies and instrumentalities of the U.S. Government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration.

o Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the "Treasury") to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

o Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.


In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL RISKS


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.


Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's current 7-day yield by calling toll free 1-800-807-FUND.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2007            3.63%
                                2008            1.01%
                                2009            0.01%


During the periods shown in the bar chart, the highest return for a calendar quarter was 0.91% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended March 31, 2009). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 0.01%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)




                                                               LIFE OF PORTFOLIO
                                                  1 YEAR        (SINCE 2/14/06 )
U.S. Government Money Market Portfolio:           -5.65%           -0.02%
90 Day T-Bills                                     0.16%            2.82%
Index: (Reflects no deduction for fees,
   expenses or taxes)
Lipper U.S. Treasury Money Market  Index           0.04%            2.44%*
                   * January 31, 2006 used in calculation.



MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Milestone Capital Management, LLC ("Milestone" or the "Adviser") has served as Adviser to the Portfolio since June 2010.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                             INVESTMENT QUALITY
                                                                BOND PORTFOLIO
  SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares
(as a % of offering price) (1)                                             5.75%
  Sales Charge on Reinvested Dividends (as a % of offering price)          NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering price)
(2)                                                                        NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of amount
 redeemed)                                                                 2.00%
Exchange Fee                                                               NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                         0.55%
Distribution and/or Service (12b-1) Fees                                0.40%
Other Expenses                                                          1.22%

Total Annual Portfolio Operating Expenses (3)                           2.17%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

      (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 2.30%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.17% (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $782             $1,215           $1,672           $2,934



PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.


The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities Risk. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                                2007            5.67%
                                2008            3.02%
                                2009            5.35%


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.37% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.35% (quarter ended September 30, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 5.01%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)





                                                               LIFE OF PORTFOLIO
                                                   1 YEAR       (SINCE 2/14/06 )
Investment Quality Bond Portfolio:
   Return Before Taxes                              -0.74%            2.31%
   Return After Taxes on Distributions               -1.58 %          1.49%
   Return After Taxes on Distributions and          -0.49%            1.48%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Barclays Intermediate U.S.                       -0.32%            5.78%
   Government/Credit Bond Index
   Lipper Short-Intermediate Investment Grade       5.08%             4.72%
   Debt Funds Index


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Portfolio's Adviser since September 1994. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is William Howarth, Lead Manager of Fixed Income at Fox. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. The other member of the team primarily responsible for the day-to-day management of the Portfolio is William Dodge, CFA. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                                  MUNICIPAL BOND
                                                                     PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares
(as a % of offering price) (1)                                           5.75%
  Sales Charge on Reinvested Dividends (as a % of offering price)         NONE
  Maximum Contingent Deferred Sales Charge
  (as a % of offering price) (2)                                          NONE
  Redemption Fee on Shares Held 30 days or Less
  (as a % of amount redeemed)                                             2.00%
Exchange Fee                                                               NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
  (expenses  that  you  pay each year as a
percentage of the value of your investment)
Management Fees                                                         0.55%
Distribution and/or Service (12b-1) Fees                                0.40%
Other Expenses                                                          1.73%
Acquired Fund Fees and Expenses (3)                                     0.01%
Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions, net expenses are in
footnote 4) (4)                                                          2.69%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)


      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

       3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (4) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 2.30%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.31%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.38%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


              1 YEAR            3 YEARS         5 YEARS         10 YEARS
              ------            -------         -------         --------
               $831             $1,361           $1,918           $3,423

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch , Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio's Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Interest Rate Risk. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.


The Portfolio's investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of the Portfolio's investments.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]



                                2007            -0.23%
                                2008            -4.17%
                                2009             6.98%


During the periods shown in the bar chart, the highest return for a calendar quarter was 3.84% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -2.63% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 4.01%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                                               LIFE OF PORTFOLIO
                                                        1 YEAR   (SINCE 2/14/06)
Municipal Bond Portfolio:
   Return Before Taxes                                   0.88%            -1.02%
   Return After Taxes on Distributions                   0.25%            -1.55%
   Return After Taxes on Distributions and Sale          0.57%            -1.14%
      of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Barclays Municipal Bond Index                          12.91%          4.54%


   Lipper General Municipal Debt Funds Index              18.50%           3.37%


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager


ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Adviser to the Municipal Bond Portfolio since April 2009. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, Lead Manager of Fixed Income at Fox and William Dodge, CFA. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005, and has been a member of the team since 2009. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                            LARGE CAPITALIZATION
                                                               VALUE PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares (as a % of offering
   price) (1)                                                      5.75%
  Sales Charge on Reinvested Dividends (as a % of offering price)  NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering
   price) (2)                                                      NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of amount
  redeemed)                                                       2.00%
Exchange Fee                                                       NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                    0.65%
Distribution and/or Service (12b-1) Fees                           0.40%
Other Expenses                                                     0.91%
Acquired Fund Fees and Expenses (3)                                0.01%
Total Annual Portfolio Operating Expenses (before expense
reductions and/or reimbursements and fees reduced by recaptured
commissions, net expenses are in footnote 4) (4)                   1.97%

   (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

   (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

   (3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

   (4) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expenses for the Portfolio was 1.84%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.13%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



           1 YEAR            3 YEARS         5 YEARS         10 YEARS
           ------            -------         -------         --------
            $763             $1,158           $1,576           $2,739


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. In determining which securities to buy, hold or sell, the Portfolio's adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser's proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks' intrinsic value. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio's return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                                2007            - 9.71%
                                2008            -51.75%
                                2009             36.54%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.02% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was -0.09%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)




                                                                     LIFE OF
                                                                    PORTFOLIO
                                                    1 YEAR       (SINCE 2/14/06)
Large Capitalization Value Portfolio:
   Return Before Taxes                              28.70%            -10.62%
   Return After Taxes on Distributions              28.70%           -11.19%
   Return After Taxes on Distributions  and         18.66%            -8.62%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   S&P 500(R))/Citigroup Value Index                  21.19%            -3.28%
   Morningstar Large Value Average                    24.34%           -2.60%*
                    *February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: M.D. Sass Investors Services, Inc. ("M.D. Sass" or the "Adviser") has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Growth Portfolio seeks capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                                 LARGE
                                                           CAPITALIZATION GROWTH
                                                                  PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares
(as a % of offering price)
 (1)                                                                      5.75%
  Sales Charge on Reinvested Dividends (as a % of offering price)         NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)
                                                                          NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of amount

   redeemed)                                                              2.00%
Exchange Fee                                                              NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of  your investment)
Management Fees                                                           0.65%
Distribution and/or Service (12b-1) Fees                                  0.40%
Other Expenses                                                            1.02%

Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions, net
expenses are in footnote 3) (3)                                           2.07%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

       (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.04% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



           1 YEAR            3 YEARS         5 YEARS         10 YEARS
           ------            -------         -------         --------
            $773             $1,186           $1,625           $2,837


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 151% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential: (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio's performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bard chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                        2007            36.82%
                        2008           -50.98%
                        2009            36.95%



During the periods shown in the bar chart, the highest return for a calendar quarter was 13.16% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -27.01% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 13.28%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                                               LIFE OF PORTFOLIO
                                                      1 YEAR    (SINCE 2/14/06)
Large Capitalization Growth Portfolio:
   Return Before Taxes                                29.12%              -5.46%
   Return After Taxes on Distributions                29.12%              -5.47%
   Return After Taxes on Distributions and            18.93%             - 4.58%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   S&P 500(R)/Citigroup Growth Index                    31.60%             0.57%
   Morningstar Large Growth Average                   35.22%            -1.71% *
                       * February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Portfolio since May 2005. Stock selection for the Portfolio is made by Loomis Sayles' Large Cap Growth team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA and Richard D. Skaggs, CFA. Each of Mr. Baribeau and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989 and 1994, respectively. Messrs. Baribeau and Mr. Skaggs have served the Portfolio as Portfolio Managers since May 2005.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Mid Capitalization Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                             MID CAPITALIZATION
                                                                  PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares (as a % of offering

   price) (1)                                                     5.75%
  Sales Charge on Reinvested Dividends (as a % of offering price) NONE Maximum Contingent Deferred Sales Charge (as a % of offering

   price) (2)                                                      NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of

   amount redeemed)                                               2.00%
Exchange Fee                                                       NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                    0.75%
Distribution and/or Service (12b-1) Fees                            0.40%
Other Expenses                                                     1.43%

Total Annual Portfolio Operating Expenses (before expense
reductions and/or reimbursements and fees reduced by recaptured
commissions,  net expenses are in footnote 3) (3)                  2.58%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.).

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

       (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010 the net expenses for Portfolio was 2.57% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.01%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $821             $1,331           $1,867           $3,322


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was124% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

     o companies earning a positive economic margin with stable-to-improving returns;

     o    companies valued at a discount to their asset value; and

     o    companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

     o value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

     o use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

     o use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may not be obligated, particularly unsponsored or unregistered depositary receipts, to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns on the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                        2003            38.24%
                        2004            17.83%
                        2005             3.90%
                        2006             9.06%
                        2007             7.82%
                        2008           -33.15%
                        2009            30.89%

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.87% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.54% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 2.86%.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009


                                                               LIFE OF PORTFOLIO
                                                    1 YEAR   5 YEARS  (SINCE
                                                                      7/1/02)
Mid Capitalization Portfolio(1)
   Return Before Taxes                              23.28%    0.15%       4.19%
   Return After Taxes on Distributions              23.28%   -1.64%       2.73%
   Return After Taxes on Distributions and Sale of  15.13%   -0.28%       3.32%
      Portfolio Shares
 Indices: (Reflects no deduction for fees,
  expenses or taxes)
   Russell Midcapa Index                            40.48%    2.43%       7.58%
   Morningstar Mid Capitalization Blend Average     37.45%    1.41%       5.67%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson" or the "Adviser") has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson's Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff. Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006. Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Small Capitalization Portfolio seeks maximum capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                           SMALL CAPITALIZATION
                                                               PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares
(as a % of offering price)                                         5.75%
(1)
 Sales  Charge  on Reinvested Dividends (as a % of offering price) NONE
Maximum Contingent  Deferred Sales Charge
(as a % of offering price)(2)                                      NONE
Redemption Fee on Shares Held 30 days or Less
(as a % of amount redeemed)                                        2.00%
Exchange Fee                                                       NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
(expenses that you pay each year as a
percentage of the value of your investment)

Management Fees                                                   0.65%
Distribution and/or Service ( 12b-1) Fees                         0.40%
Other Expenses                                                    1.07%
 Acquired Fund Fees and Expenses (3)                              0.01%
Total Annual Portfolio Operating Expenses  (4)                    2.13%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

      (3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (4) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.13%, inclusive of Acquired Fund Fees and Expenses, (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



         1 YEAR            3 YEARS         5 YEARS         10 YEARS
         ------            -------         -------         --------
          $779             $1,204           $1,653           $2,895


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000(R) Index. The market capitalization range of the Russell 2000(R) Index at September 30, 2010 was $20 million to $3.24 billion. The Russell 2000(R) Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                        2007            2.56%
                        2008          -26.70%
                        2009           23.63%



During the periods shown in the bar chart, the highest return for a calendar quarter was 18.53% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.56% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 4.71%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                                                   LIFE OF
                                                                  PORTFOLIO
                                                   1 YEAR      (SINCE 2/14/06)
Small Capitalization Portfolio:
   Return Before Taxes                             16.45%           -1.22%
   Return After Taxes on Distributions             16.45%           -3.46%
   Return After Taxes on Distributions and         10.69%           -1.12%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Russell 2000(R)) Index                            27.17%          -2.21%
   Morningstar Small Blend Average                   32.12%          -3.28%*
                   * February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Fox Asset Management, LLC ("Fox" or the "Adviser") has served as Adviser to the Portfolio since January 2001. The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities joined Fox in 1998. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA. Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm's Investment Committee. Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005. Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: The International Equity Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                                INTERNATIONAL
                                                               EQUITY PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares (as a % of offering
   price) (1)                                                           5.75%
  Sales Charge on Reinvested Dividends (as a % of offering price)        NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering
   price)(2)                                                             NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of amount
   redeemed)                                                            2.00%
Exchange Fee                                                            NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
(expenses that you pay each year as a
percentage of the value of your investment)

Management Fees                                                        0.75%
Distribution and/or Service (12b-1) Fees                               0.40%
Other Expenses                                                          1.54%

Total Annual Portfolio Operating Expenses (before expense               2.69%
reductions and/or reimbursements and fees reduced by recaptured commissions, net expenses are in footnote 3) (3)


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

       (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.30%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.65% (taking into account the expense reimbursement/waiver and commission recapture reduction of 0.04%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



          1 YEAR            3 YEARS         5 YEARS         10 YEARS
          ------            -------         -------         --------
          $831             $1,362           $1,918           $3,423



PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 160% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage. Emphasis is placed on bottom-up stock selection. In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification - to assist in the basis of portfolio construction. A stock is sold when it no longer meets the Adviser's criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt , particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2007            8.95%
                                2008          -46.44%
                                2009           28.68%

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.56% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.38% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 2.52%.

            AVERAGE  ANNUAL  TOTAL  RETURNS  (FOR THE PERIODS ENDED DECEMBER 31,
2009)



                                                                  LIFE OF THE
                                                                   PORTFOLIO
                                                   1 YEAR       (SINCE 2/14/06)
International Equity Portfolio:
   Return Before Taxes                             21.33%             -4.48%
   Return After Taxes on Distributions             20.88%             -4.68%
   Return After Taxes on Distributions and         13.86%             -3.82%
      Sale of Portfolio Shares
Index: (Reflects no deduction for fees,
   expenses or taxes)
   MSCI EAFE(R) Index  (U.S. dollars) (1)            31.78%             0.26%
   Morningstar Foreign Large Blend Average           30.91%           -0.87%*
                     *February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo" or the "Adviser") has served as Adviser to the Portfolio since November 2009. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Eugene Wu. Mr. Wu is the portfolio manager for DePrince, Race & Zollo's International Equity team. Prior to joining DePrince, Race & Zollo, Inc. in April 2008, Mr. Wu was employed at Lazard Asset Management as a Vice President, Portfolio Manager/Research Analyst in the Discounted Asset Strategies Group. Mr. Wu has served the Portfolio as Portfolio Manager since November 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: The Health & Biotechnology Portfolio seeks long-term capital growth.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                          HEALTH & BIOTECHNOLOGY
                                                                PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of             5.75%
   offering price) (1)
    Sales Charge on Reinvested Dividends (as a % of offering

       price)                                                          NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering

   price)(2)                                                           NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of

   amount redeemed)                                                   2.00%
Exchange Fee                                                           NONE
    ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
    deducted from Portfolio assets as a percentage of average net assets)
Management Fees                                                        1.25%
Distribution and/or Service (12b-1) Fees                               0.40%
Other Expenses                                                         1.16%

    Total Annual Portfolio Operating Expenses (before expense
    reductions and/or reimbursements and fees reduced by recaptured
    commissions, net expenses are in footnote 3) (3)                   2.81%



       (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

      (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.40%. For the fiscal year ended August 31, 2010 the net expense for the Portfolio was 2.79% (taking into account the expense reimbursement/waiver and commission recapture reduction of 0.02%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



           1 YEAR            3 YEARS         5 YEARS         10 YEARS
           ------            -------         -------         --------
            $843             $1,396           $1,974           $3,532




PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser's stock selection process is based on an analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart to not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                        2000            56.17%
                        2001            -9.49%
                        2002           -41.54%
                        2003            13.07%
                        2004             5.18%
                        2005            10.01%
                        2006            -5.65%
                        2007             5.99%
                        2008           -21.30%
                        2009            36.43%

During the periods shown in the bar chart, the highest return for a calendar quarter was 32.61% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.73% (quarter ended March 31, 2001). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 2.44%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                            1 YEAR    5 YEARS     10 YEARS
Health  & Biotechnology Portfolio(1):
   Return Before Taxes                      28.55%     2.18%       0.90%
   Return After Taxes on Distributions      28.55%     2.18%       0.81%
   Return After Taxes on Distributions      18.56%     1.86%       0.72%
      and Sale of Portfolio Shares
Indices: (Reflects no deduction for
fees, expenses or taxes)
S&P 500a Total Return Index                 26.46%     0.42%       -0.95%
S&P 500a Healthcare Index                   17.07%     0.66%       1.03%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 27, 2003) and the Portfolio's (for the periods beginning January 27, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Oak Associates, ltd. ("Oak Associates" or the "Adviser") has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio. Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE: The Technology & Communications Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                                  TECHNOLOGY &
                                                                 COMMUNICATIONS
                                                                    PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares (as a % of
   offering price) (1)                                              5.75%
  Sales Charge on Reinvested Dividends (as a % of offering
    price)                                                           NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering
   price)(2)                                                         NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of

   amount redeemed)                                                 2.00%
Exchange Fee                                                        NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                     1.25%
Distribution and/or Service (12b-1) Fees                            0.40%
Other Expenses                                                      1.48%
 Acquired Fund Fees and Expenses (3)                                0.01%
 Total Annual Portfolio Operating Expenses (before expense
 reductions and/or reimbursements and fees reduced by recaptured
 commissions, net expenses are in footnote 4) (4)                   3.14%



      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

      (3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratios in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (4) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio 3.40%. For the fiscal year ended August 31, 2010 the net expense for the Portfolio was 3.11%, inclusive of Acquired Fund Fees and Expenses, ((taking into account the expense reimbursement/waiver and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



           1 YEAR            3 YEARS         5 YEARS         10 YEARS
           ------            -------         -------         --------
            $874             $1,488           $2,125           $3,825




PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 334% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE. For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                        2000            -36.48%
                        2001            -54.36%
                        2002            -50.10%
                        2003             40.04%
                        2004              5.26%
                        2005              6.49%
                        2006              3.17%
                        2007             30.38%
                        2008            -46.04%
                        2009             61.54%


During the periods shown in the bar chart, the highest return for a calendar quarter was 61.54% (quarter ended December 31, 2009) and the lowest return for a calendar quarter was -44.32% (quarter ended December 31, 2000). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 29.11%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                                   1 YEAR     5 YEARS   10 YEARS
Technology & Communications Portfolio(1):
   Return Before Taxes                             52.22%      3.31%     -12.91%
   Return After Taxes on Distributions             52.22%      3.31%     -14.01%
 Return After Taxes on Distributions and Sale of   33.95%      2.84%     -9.57%
 Portfolio Shares
Indices: (Reflects no deduction for fees,
expenses or taxes)
S&P 500a Total Return  Index                       26.46%      0.42%     -0.95%
Lipper Science & Technology Funds Index            57.90%      3.00%     -6.94%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio's (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Columbus Circle Investors ("CCI" or the "Adviser") has served as the Adviser to the Portfolio since January 2003. Stock selection for the Portfolio is made by a management team that consists of a portfolio manager and analysts. Craig L. Chodash, CFA, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chodash, Managing Director/Portfolio Manager/Technology, joined CCI in May 2003. Mr. Chodash has served the Portfolio as Portfolio Manager since September 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE: The Financial Services Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                             FINANCIAL SERVICES
                                                                 PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares (as a % of
   offering price) (1)                                                  5.75%
    Sales Charge on Reinvested Dividends (as a % of offering
       price)                                                            NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering
  price)(2)                                                              NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of
  amount redeemed)                                                       2.00%
Exchange Fee                                                          NONE
    ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees                                                       1.25%
Distribution and/or Service ( 12b-1) Fees                             0.40%
Other Expenses                                                         2.58%
 Acquired Fund Fees and Expenses (3)                                  0.01%
    Total Annual Portfolio Operating Expenses (before expense
    reductions and/or reimbursements and fees reduced by
    recaptured commissions, net expenses are in footnote 4) (4)        4.24%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

       (3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratios in the Portfolio's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (4) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.40%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 3.40% inclusive of Acquired Fund Fees and Expenses (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.84%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $976             $1,788           $2,611           $4,726


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was104% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio's assets generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns: (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission ("SEC") regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks. "

PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Portfolio's Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risk of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 and 5 years and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                        2001             -5.57%
                        2002            -14.73%
                        2003             26.33%
                        2004             12.65%
                        2005              8.34%
                        2006             -6.04%
                        2007            -49.40%
                        2008            -46.04%
                        2009             13.74%


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.75% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was -7.09%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                               LIFE OF PORTFOLIO
                                              1 YEAR     5 YEARS  (SINCE 8/1/00)
Financial Services Portfolio(1):
  Return Before Taxes                         7.25%        -8.45%        -1.56%
  Return After Taxes on Distributions          7.25%       -9.75%        -2.40%
  Return After Taxes on Distributions and     4.72%        -6.93%        -1.26%
     Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
expenses or taxes)
  S&P 500a  Total Return Index                26.46%       0.42%        -0.85%
  Lipper Financial Services Funds Index       18.38%       -8.13%        -0.47%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio's (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Portfolio since May 2005. Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles. Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds. Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004. Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager. Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006. Mr. Finucane and Ms. Bachman have served the Portfolio as Portfolio Managers since October 2006 and November 2007, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                       ENERGY & BASIC MATERIALS
                                                                PORTFOLIO
SHAREHOLDER FEES
 Maximum Sales Charge on Purchases of Shares (as a % of offering
   price) (1)                                                         5.75%
   Sales Charge on Reinvested Dividends (as a % of offering
      price)                                                            NONE
 Maximum Contingent Deferred Sales Charge (as a % of offering
  price)(2)                                                          NONE
 Redemption Fee on Shares Held 30 days or Less (as a % of
  amount redeemed)                                                   2.00%
Exchange Fee                                                          NONE
  ANNUAL  PORTFOLIO  OPERATING  EXPENSES
 (expenses  that you pay each year as a
  percentage of the value of your investment)

Management Fees                                                    1.25%
Distribution and/or Service ( 12b-1) Fees                          0.40%
Other Expenses                                                     1.39%
Acquired Fund Fees and Expenses (3)                                0.01%
   Total Annual Portfolio Operating Expenses  (4)                  3.05%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See "Contingent Deferred Sales Charge" section.)

       (3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (4) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class A shares of the Portfolio is 3.40%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 3.05%, inclusive of Acquired Fund Fees and Expenses (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



         1 YEAR            3 YEARS         5 YEARS         10 YEARS
         ------            -------         -------         --------
           $865             $1,463           $2,084           $3,746


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or "market capitalization"). The Portfolio utilizes the Standard & Poor's classification system for purposes of determining whether a company is an Energy or Basic Materials Company. Standard & Poor's maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor's are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor's classifications are utilized to identify sectors.

Loomis Sayles' stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them. Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer. Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved. These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow. Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics. Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]
                        2000             25.13%
                        2001            -13.00%
                        2002             -5.83%
                        2003             18.79%
                        2004             28.54%
                        2005             40.12%
                        2006              5.55%
                        2007             32.44%
                        2008            -47.89%
                        2009             43.34%



During the periods shown in the bar chart, the highest return for a calendar quarter was 23.93% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.69% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class A shares was 0.08%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)




                                                1 YEAR      5 YEARS     10 YEARS
 Energy & Basic Materials Portfolio(1):
    Return Before Taxes                         34.11%      6.49%        7.92%
    Return After Taxes on Distributions         34.11%      3.60%        5.69%
    Return After Taxes on Distributions and     22.17%      5.05%        6.12%
       Sale of  Portfolio Shares
 Indices: (Reflects no deduction for fees,
 expenses or taxes)
 S&P 500a Total Return Index                    26.46%      0.42%        -0.95%
 Lipper Natural Resources Funds Index           40.12%      10.94%       11.64%

(1) The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio's (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as Adviser to the Portfolio since April 2007. Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles. Mr. Carroll joined Loomis Sayles in 1996. Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager. Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles' equity department, focusing on energy and energy-related companies. Messrs Carroll and Shaw have served the Portfolio as Portfolio Managers since April 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios' investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.


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EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International
Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs"). No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolio's may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts ("REITs") and foreign real estate companies pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio's cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While depositary receipts are denominated in U.S. dollars, currency fluctuations could adversely affect the value of the Portfolio's investments. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


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JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolios may invest in companies with small/or and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium-cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

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MICRO CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be micro-cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.

CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio's long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and
foreign real estate companies and foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of each of the Portfolios' securities is available in the Trust's Statement of Additional Information.

The Trust discloses each Portfolio's top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust's next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

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The  management fee for each Portfolio is computed daily and paid monthly at the following  annual  percentage  rates  of  the  average  daily  net assets of the
Portfolios:




               PORTFOLIO                                    MANAGEMENT FEE
               ---------                                    --------------
               U.S. Government Money Market Portfolio              0.475%
               Investment Quality Bond Portfolio                    0.55%
               Municipal Bond Portfolio                             0.55%
               Large Capitalization Value Portfolio                 0.65%
               Large Capitalization Growth Portfolio                0.65%
               Mid Capitalization Portfolio                         0.75%
               Small Capitalization Portfolio                       0.65%
               International Equity Portfolio                       0.75%
               Health & Biotechnology Portfolio                     1.25%
               Technology & Communications Portfolio                1.25%
               Financial Services Portfolio                         1.25%
               Energy & Basic Materials Portfolio                   1.25%




ADVISERS
--------

The following sets forth certain information about each of the Advisers:

Milestone Capital Management, LLC ("Milestone"), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. Milestone, an independent investment management firm founded in 1994, is located at 115 East Putnam Avenue, Greenwich, Connecticut 06830. As of September 30, 2010, Milestone had approximately $1.5billion in assets under management.

DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo"), a registered investment adviser, serves as the Adviser to the International Equity Portfolio. DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789. As of September 30, 2010, DePrince, Race & Zollo had approximately $5.1 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its employees, with a controlling interest held by Eaton Vance Corp. Fox is located at331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2010, assets under management by Fox were approximately $2.1 billion.

M.D. Sass Investors Services, Inc. ("M.D. Sass"), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2010, M.D. Sass advised accounts having assets of approximately $1.8 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

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Oak Associates ltd. ("Oak Associates"), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the
Adviser to the Health & Biotechnology Portfolio. Oak Associates advises mutual funds and other investors. As of September 30, 2010, Oak Associates had approximately $820.8 million in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, Connecticut 06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., has a majority interest in Columbus Circle Investors. Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2010, Columbus Circle Investors had approximately $15.8 billion in assets under management.

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and Large Capitalization Growth Portfolio. Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $149.8billion as of September 30, 2010.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $7.5 billion of assets under management as of September 30, 2010, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee's approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 2010.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, Nebraska 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments. The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

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The value of each Portfolio's portfolio securities is based on the securities'
market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust's Board of Trustees. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio's net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in "Reduced Sales Charge."

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Gemini Fund Services, LLC
         4020 South 147th Street, Suite #2
         Omaha, Nebraska 68137

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



If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER. All purchase requests directly through the Transfer Agent must be received by the transfer agent in "good order." This means that your request must include:

         o   The Portfolio and account number.

         o   The amount of the transaction (in dollars or shares).

         o   Accurately completed orders.

         o   Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class A shares of the Trust, the minimum initial investment in the Trust is $2,500 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

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The Trust offers an Automatic Investment Plan under which purchase orders of
$100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

REDUCED SALES CHARGE

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if:
(i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios' shares or the Trust's transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolios. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge. The following chart shows the sales charge you will pay based on the amount of your purchase. You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.


                        REDUCED SALES CHARGE FOR U.S. RESIDENTS

                           SALES CHARGE AS A      SALES CHARGE AS A         BROKER REALLOWANCE
AMOUNT OF PURCHASE         PERCENTAGE OF          PERCENTAGE OF             AS A PERCENTAGE
                           OFFERING PRICE         NET INVESTMENT            OF OFFERING PRICE 1
                           --------------                                   -------------------
                                                  (NET ASSET VALUE)
                                                  -----------------

      Less than $50,000             5.75%                  6.10%                     5.00%
$50,000 but less than               4.50%                  4.71%                     3.75%
$100,000
$100,000 but less than              3.50%                  3.63%                     2.75%
$250,000
$250,000 but less than              2.50%                  2.56%                     2.00%
$500,000
$500,000 but less than              2.00%                  2.04%                     1.75%
$1,000,000
$1,000,000 or more            None (See below) (2)     None (See below) (2)          (See below) (2)



  1 At the discretion of The Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

  2 The Distributor will pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: Health & Biotechnology Portfolio; Technology & Communications Portfolio; Financial Services Portfolio; and Energy & Basic Materials Portfolio - for purchases of $1 million to $3 million, the Distributor will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

  U.S. Government Money Market Portfolio; Investment Quality Bond Portfolio; Municipal Bond Portfolio; Large Capitalization Value Portfolio, Large
  Capitalization Growth Portfolio; Mid Capitalization Portfolio; Small Capitalization Portfolio; and International Equity Portfolio - for purchases of $1 million to $3 million, the Distributor will pay 0.25%, plus 0.20% on any amounts over $3 million up to $50 million, and 0.10% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Saratoga Portfolio as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

     o    an individual;

     o an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

     o a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code (the "Code"), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Saratoga Portfolio as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Saratoga Portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Portfolios you currently own acquired in exchange for shares of Portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SHARES SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

     o Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or the Manager (a "Selling Representative") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     o Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust's shares and their immediate families.

     o Participants in certain "wrap-fee" programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or the Manager.

     o Clients of financial intermediaries that have entered into arrangements with the Distributor or the Manager (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

     o Institutional investors (which may include bank trust departments and registered investment advisors).

     o Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or the Manager.

     o Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under
          Section 529 of the Internal Revenue Code (the "IRC").

     o Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan's investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. The Manager in its sole discretion may waive these minimum dollar requirements.

     o    Reinvestment of capital gains distributions and dividends.



CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within one year after purchase. For investments made prior to January 1, 2003, the CDSC is based upon the investor's original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investor's original purchase price.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority ("FINRA") Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

"Market-timing" often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and "market-timing" may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust's Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio's investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value. This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day ("time zone arbitrage"). The market timer might redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Summary of Trust Expenses," "Purchase of Shares" and "Redemption of Shares" sections of this Prospectus. Except as described in these sections, the Trust's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust's policies contained in this Prospectus and in the Trust's Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers' trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary's customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES
Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

WRITTEN REDEMPTION REQUESTS. To redeem shares by mail, send a written redemption request in proper form to:

                         REGULAR/EXPRESS/OVERNIGHT MAIL
                          The Saratoga Advantage Trust
                         c/o Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                             Omaha, Nebraska 68137



REDEEMING BY TELEPHONE. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

WHEN REDEMPTIONS ARE SENT. Once the Trust receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

GOOD ORDER. Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

MEDALLION SIGNATURE GUARANTEE. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP(R) asset allocation program's allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust's transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers' trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the financial intermediary to monitor redemptions within the Trust's Portfolios by the Financial Intermediary's customers and to collect the Portfolios' redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted. Thus, in effect the ''holding period'' for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An  exchange  of shares is treated for federal income tax purposes as redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state's rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Prior to January 1, 2013, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt-interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios' shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value of the price of the Portfolios' shares.

FINANCIAL HIGHLIGHTS

         (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007, and August 31, 2006 has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios' financial statements are included in the Portfolios' August 31, 2010 Annual Report, which is available upon request.

           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST
                   (INCLUDING NOTICE TO CALIFORNIA RESIDENTS)

The Saratoga Advantage Trust (the "Trust") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary. If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

                                 CLASS A SHARES
                                   PROSPECTUS

                               [PICTURE OMITTED]



Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807-FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

      The Trust's Investment Company Act file number is 811-08542.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   LARGE CAP VALUE PORTFOLIO - CLASS A SHARES
                                                    ----------------------------------------------------------------------
                                                                                                                FEBRUARY 14,
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     2006 (2) TO
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                $    10.28     $    12.94     $    21.88     $    20.10     $    19.43
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.05)         (0.06)          0.14           0.06           0.03
         Net realized and unrealized gain (loss)         (0.06)         (2.39)         (6.43)          1.82           0.64
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                (0.11)         (2.45)         (6.29)          1.88           0.67
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --          (0.21)         (0.09)         (0.10)            --
         Distributions from realized gains                  --             --          (2.56)            --             --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                  --          (0.21)         (2.65)         (0.10)            --
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.17     $    10.28     $    12.94     $    21.88     $    20.10
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                            (1.07)%       (18.39)%       (31.76)%         9.33%          3.45%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                  $   56,876     $   44,634     $   19,809     $   31,586     $    2,975
         Ratio of net operating expenses to
            average net assets (3)(4)                     1.83%          2.14%          1.86%          1.82%          1.92%
         Ratio of net investment income (loss) to
            average net assets (3)                       (0.45)%        (0.68)%         0.86%          0.23%          0.30%
         Portfolio Turnover Rate                           101%            82%           182%            66%            49%

                                                                    LARGE CAP GROWTH PORTFOLIO - CLASS A SHARES
                                                    ----------------------------------------------------------------------
                                                                                                                FEBRUARY 14,
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     2006 (2) TO
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                $    12.14     $    17.07     $    17.17     $    13.79     $    16.46
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.22)         (0.17)         (0.11)         (0.23)         (0.12)
         Net realized and unrealized gain (loss)          2.12          (4.74)          0.01           3.61          (2.55)
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                 1.90          (4.91)         (0.10)          3.38          (2.67)
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --          (0.02)            --             --             --
         Distributions from realized gains                  --             --             --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                  --          (0.02)            --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    14.04     $    12.14     $    17.07     $    17.17     $    13.79
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                            15.65%        (28.70)%        (0.58)%        24.51%        (16.22)%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                  $1,084,541     $   61,632     $   45,672     $   15,332     $    5,711
         Ratio of net operating expenses to
            average net assets (3)(5)                     2.04%          2.31%          1.67%          1.91%          1.99%
         Ratio of net investment income (loss) to
            average net assets (3)                       (1.56)%        (1.50)%        (0.58)%        (1.47)%        (1.45)%
         Portfolio Turnover Rate                           151%           200%           167%           104%           125%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.96% for the year ended August 31, 2010; 2.42% for the year ended August 31, 2009; 1.92% for the year ended August 31, 2008; 1.83% for the year ended August 31, 2007; and 1.92% for the year ended August 31, 2006.
(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.07% for the year ended August 31, 2010; 2.31% for the year ended August 31, 2009; 1.69% for the year ended August 31, 2008; 1.93% for the year ended August 31, 2007; and 1.99% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             SMALL CAP PORTFOLIO - CLASS A SHARES
                                                            -----------------------------------------------------------------------
                                                                                                                        FEBRUARY 14,
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     2006 (2) TO
                                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                            2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $     6.21     $     8.96     $    12.07     $    13.03     $    12.84
                                                            ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                            (0.04)         (0.01)         (0.01)         (0.03)         (0.05)
         Net realized and unrealized gain (loss)                  0.55          (1.88)         (0.33)          1.58           0.24
                                                            ----------     ----------     ----------     ----------     ----------
         Total from investment operations                         0.51          (1.89)         (0.34)          1.55           0.19
                                                            ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income                       --             --             --             --             --
         Distributions from realized gains                          --          (0.86)         (2.77)         (2.51)            --
                                                            ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                          --          (0.86)         (2.77)         (2.51)            --
                                                            ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                              $     6.72     $     6.21     $     8.96     $    12.07     $    13.03
                                                            ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                                     8.21%        (19.45)%        (2.94)%        12.94%          1.48%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                          $   14,707     $    5,418     $    1,776     $      935     $    2,944
         Ratio of net operating expenses to
            average net assets (3)(4)                             2.12%          2.66%          2.06%          1.71%          2.25%
         Ratio of net investment income (loss) to
            average net assets adjusted for REIT income (3)      (0.58)%        (0.20)%        (0.15)%        (0.23)%        (0.67)%
         Portfolio Turnover Rate                                    64%            77%            58%            42%            35%

                                                                 INTERNATIONAL EQUITY PORTFOLIO - CLASS A SHARES
                                                    ----------------------------------------------------------------------
                                                                                                                FEBRUARY 14,
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     2006 (2) TO
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $     9.60     $    12.22     $    14.78     $    13.01     $    12.05
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.08           0.01           0.17           0.07           0.07
         Net realized and unrealized gain (loss)          0.07          (2.49)         (2.58)          1.70           0.89
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                 0.15          (2.48)         (2.41)          1.77           0.96
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.11)         (0.14)         (0.15)            --             --
         Distributions from realized gains                  --             --             --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions               (0.11)         (0.14)         (0.15)            --             --
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $     9.64     $     9.60     $    12.22     $    14.78     $    13.01
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                             1.49%        (20.01)%       (16.48)%        13.60%          7.97%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                  $   21,765     $   16,939     $   72,722     $   48,085     $    7,885
         Ratio of net operating expenses to
            average net assets (3)(5)                     2.65%          2.34%          2.29%          2.31%          2.31%
         Ratio of net investment income (loss) to
            average net assets (3)                        0.78%          0.07%          1.18%         (0.20)%         0.98%
         Portfolio Turnover Rate                           160%            52%            70%            83%            69%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.12% for the year ended August 31, 2010; 2.68% for the year ended August 31, 2009; 2.09% for the year ended August 31, 2008; 1.72% for the year ended August 31, 2007; and 2.25% for the year ended August 31, 2006.
(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.69% for the year ended August 31, 2010; 2.43% for the year ended August 31, 2009; 2.31% for the year ended August 31, 2008; 2.35% for the year ended August 31, 2007; and 2.31% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    MUNICIPAL BOND PORTFOLIO - CLASS A SHARES
                                                    ----------------------------------------------------------------------
                                                                                                                FEBRUARY 14,
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     2006 (2) TO
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                $     9.69     $     9.94     $    10.00     $    10.19     $    10.22
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.15           0.21           0.29           0.24           0.00
         Net realized and unrealized gain (loss)          0.37          (0.14)         (0.11)         (0.18)         (0.03)
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                 0.52           0.07           0.18           0.06          (0.03)
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.15)         (0.21)         (0.18)         (0.24)         (0.00)
         Distributions from realized gains                  --          (0.11)         (0.06)         (0.01)            --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions               (0.15)         (0.32)         (0.24)         (0.25)            --
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.06     $     9.69     $     9.94     $    10.00     $    10.19
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                             5.47%          0.76%          1.82%         (1.62)%        (0.29)%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                  $  140,201     $   44,072     $      749     $       10     $       10
         Ratio of net operating expenses to
            average net assets (3)(4)                     2.30%          2.21%          1.80%          1.80%          1.80%
         Ratio of net investment income (loss) to
            average net assets (3)                        1.55%          2.05%          2.88%          2.80%          0.00%
         Portfolio Turnover Rate                            17%            26%             3%            33%            19%

                                                             U.S. GOVERNMENT MONEY MARKET PORTFOLIO - CLASS A SHARES
                                                    ----------------------------------------------------------------------------
                                                                                                                      FEBRUARY 14,
                                                    YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED     2006 (2) TO
                                                    AUGUST 31,        AUGUST 31,        AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)           2009(1)           2008(1)        2007(1)        2006(1)
                                                    ----------        ----------        ----------     ----------     ----------
Net Asset Value, Beginning of Period                $     1.00        $     1.00        $     1.00     $     1.00     $     1.00
                                                    ----------        ----------        ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.00**            0.00**            0.02           0.04           0.00
         Net realized and unrealized gain (loss)            --                --                --             --             --
                                                    ----------        ----------        ----------     ----------     ----------
         Total from investment operations                 0.00**            0.00**            0.02           0.04           0.00
                                                    ----------        ----------        ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.00)**          (0.00)**          (0.02)         (0.04)         (0.00)
         Distributions from realized gains                  --                --                --             --             --
                                                    ----------        ----------        ----------     ----------     ----------
         Total dividends and distributions               (0.00)**          (0.00)**          (0.02)         (0.04)         (0.00)
                                                    ----------        ----------        ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $     1.00        $     1.00        $     1.00     $     1.00     $     1.00
                                                    ==========        ==========        ==========     ==========     ==========
TOTAL RETURN*                                             0.01%             0.10%             2.07%          3.22%          0.00%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                  $  103,439        $   82,113        $   44,283     $   39,425     $       10
         Ratio of net operating expenses to
            average net assets (3)(5)                     0.15%(6)          0.55%(6)          1.25%          1.65%          1.65%
         Ratio of net investment income (loss) to
            average net assets (3)                        0.01%             0.05%             2.03%          4.07%          0.00%
         Portfolio Turnover Rate                           N/A               N/A               N/A            N/A            N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.68% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; 2.34% for the year ended August 31, 2008; 1.80% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.
(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market
Portfolio: 1.89% for the year ended August 31, 2010; 1.70% for the year ended August 31, 2009; 1.71% for the year ended August 31, 2008; 1.78% for the year ended August 31, 2007; and 1.65% for the year ended August 31, 2006.
(6) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. The ratio of net operating expenses to average daily net assets including these expenses was 0.55% for the year ended August 31, 2010 and 0.64% for the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 INVESTMENT QUALITY BOND PORTFOLIO - CLASS A SHARES
                                                    -------------------------------------------------------------------------
                                                                                                                   FEBRUARY 14,
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED        YEAR ENDED     2006 (2) TO
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,        AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)           2007(1)        2006(1)
                                                    ----------     ----------     ----------        ----------     ----------
Net Asset Value, Beginning of Period                $    10.16     $     9.90     $     9.75        $     9.68     $     9.65
                                                    ----------     ----------     ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.27           0.24           0.32              0.28           0.00
         Net realized and unrealized gain (loss)          0.38           0.26           0.15              0.07           0.03
                                                    ----------     ----------     ----------        ----------     ----------
         Total from investment operations                 0.65           0.50           0.47              0.35           0.03
                                                    ----------     ----------     ----------        ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.27)         (0.24)         (0.32)            (0.28)         (0.00)
         Distributions from realized gains                  --             --             --                --             --
                                                    ----------     ----------     ----------        ----------     ----------
         Total dividends and distributions               (0.27)         (0.24)         (0.32)            (0.28)            --
                                                    ----------     ----------     ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.54     $    10.16     $     9.90        $     9.75     $     9.68
                                                    ==========     ==========     ==========        ==========     ==========
TOTAL RETURN*                                             6.46%          5.09%          4.88%             3.05%          0.31%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period                  $   90,864     $   54,130     $   50,908        $   49,271     $       10
         Ratio of net operating expenses to
            average net assets (3)(5)                     2.17%          2.09%          1.80%(4)          1.80%          1.80%
         Ratio of net investment income (loss) to
            average net assets (3)                        2.61%          2.39%          3.26%             3.01%          0.00%
         Portfolio Turnover Rate                            31%            45%            39%               49%            35%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Commencement of offering.
(3) Annualized for periods less than one year.
(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 1.75% for the same period for the Investment Quality Bond Portfolio.
(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio:
2.17% for the year ended August 31, 2010; 2.09% for the year ended August 31, 2009; 1.80% for the year ended August 31, 2008; 1.90% for the year ended August 31, 2007; and 1.80% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

                               [PICTURE OMITTED]



                                 CLASS B SHARES
                       PROSPECTUS DATED DECEMBER 31, 2010
               T H E    S A R A T O G A    A D V A N T A G E    T R U S T

      THE BOARD OF TRUSTEES OF THE SARATOGA ADVANTAGE TRUST HAS APPROVED SUSPENDING THE OFFERING OF CLASS B SHARES OF THE PORTFOLIOS OF THE TRUST, EXCEPT THAT CURRENT CLASS B SHAREHOLDERS MAY CONTINUE TO (I) EXCHANGE INTO CLASS B SHARES OF OTHER PORTFOLIOS OF THE TRUST AND (II) REINVEST DIVIDENDS AND DISTRIBUTIONS INTO CLASS B SHARES PURSUANT TO THE DIVIDENDS AND DISTRIBUTIONS SECTION OF THIS PROSPECTUS.

The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager"). Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


------------------------------ --------- ------------------------------- -------
                  PORTFOLIO     TICKER                   PORTFOLIO       TICKER
                  ---------     ------                   ---------       ------
------------------------------ --------- ------------------------------- -------
U.S. Government Money Market     SZBXX     Small Capitalization          SSCZX
------------------------------ --------- ------------------------------- -------
Investment Quality Bond          SQBZX     International Equity          SIEZX
------------------------------ --------- ------------------------------- -------
Municipal Bond                   SMBZX     Health & Biotechnology        SHPBX
------------------------------ --------- ------------------------------- -------
Large Capitalization Value       SLVZX     Technology & Communications   SCMPX
------------------------------ --------- ------------------------------- -------
Large Capitalization Growth      SLGZX     Financial Services            SFPBX
------------------------------ --------- ------------------------------- -------
Mid Capitalization              SSPMBX     Energy & Basic Materials      SPEBX
------------------------------ --------- ------------------------------- -------

 TABLE OF CONTENTS

                                                                         PAGE

 PORTFOLIO SUMMARIES:
    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
    INVESTMENT QUALITY BOND PORTFOLIO
    MUNICIPAL BOND PORTFOLIO
    LARGE CAPITALIZATION VALUE PORTFOLIO
    LARGE CAPITALIZATION GROWTH PORTFOLIO
    MID CAPITALIZATION PORTFOLIO
    SMALL CAPITALIZATION PORTFOLIO
    INTERNATIONAL EQUITY PORTFOLIO
    HEALTH & BIOTECHNOLOGY PORTFOLIO
    TECHNOLOGY & COMMUNICATIONS PORTFOLIO
    FINANCIAL SERVICES PORTFOLIO
    ENERGY & BASIC MATERIALS PORTFOLIO



 ADDITIONAL INFORAMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS PORTFOLIO HOLDINGS
 MANAGEMENT
 SHAREHOLDER INFORMATION AND PRICING OF PORTFOLIO SHARES
    PURCHASE OF SHARES
    CONTINGENT DEFERRED SALES CHARGE
    PLAN OF DISTRIBUTION
      FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
    REDEMPTION OF SHARES
 DIVIDENDS AND DISTRIBUTIONS
 TAX CONSEQUENCES
 ADDITIONAL INFORMATION
 FINANCIAL HIGHLIGHTS

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                                   U.S.
                                                                GOVERNMENT
                                                                  MONEY
                                                                  MARKET
                                                                PORTFOLIO
SHAREHOLDER FEES
  Maximum Contingent Deferred Sales
   Charge (as a % of offering price) (1)                         5.00%
 Redemption Fee on Shares Held 30 Days or Less
   (as a % of amount redeemed)                                    NONE
Exchange Fee                                                      NONE
 ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year as a
  percentage of the value of your investment)
Management Fees                                                  0.475%
Distribution and/or Service (12b-1) Fees                         1.00%
Other Expenses                                                   1.005%

Total Annual Portfolio Operating
Expenses (before expense reductions
and/or reimbursements and fees
reduced by recaptured commissions,
net expenses are in footnote 2) (2)                              2.48%

     (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

     (2) Expense Waivers and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class B shares of the Portfolio is 2.75%. For the fiscal year ended August 31, 2010 the net expense for the Portfolio was 0.15% (taking into account the expense reimbursement/reduction and commission recapture reduction of 2.33%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:





         IF YOU SOLD YOUR SHARES


               1 YEAR            3 YEARS         5 YEARS         10 YEARS
               ------            -------         -------         --------
                 $751             $1,073         $1,521           $2,569


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $251              $773            $1,321           $2,569



PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

o U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration.

o Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the Treasury") to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

o Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.


     In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL RISKS


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.


Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales chare. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's current 7-day yield by calling toll free 1-800-807-FUND.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                               [PICTURE OMITTED]

                                2000            4.44%
                                2001            2.61%
                                2002            0.23%
                                2003            0.03%
                                2004            0.23%
                                2005            1.97%
                                2006            3.82%
                                2007            3.89%
                                2008            1.02%
                                2009            0.01%


During the periods shown in the bar chart, the highest return for a calendar quarter was 1.17% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2009). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 0.01%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                               1 YEAR     5 YEARS      10 YEARS
                                               - ----     - -----      -- -----
U.S. Government Money Market Portfolio (1):     -4.99%      1.76%         1.81%
90 Day T-Bills                                   0.16%      2.95%         2.88%
Index:  (Reflects on deduction for fees,
expenses or taxes)
Lipper U.S. Treasury Money Market Index          0.04%      2.46%         2.36%



(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Milestone Capital Management, LLC ("Milestone" or the "Adviser") has served as Adviser to the Portfolio since June 2010. PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                               INVESTMENT
                                                                 QUALITY
                                                                  BOND
                                                                PORTFOLIO
 SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of
   Shares (as a % of offering price)                             NONE
  Sales Charge on Reinvested Dividends
   (as a % of offering price)                                    NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering price)(1)                          5.00%
 Redemption Fee on Shares Held 30 Days or Less (as a % of
   amount redeemed)                                             2.00%
Exchange Fee                                                     NONE
  ANNUAL PORTFOLIO OPERATING EXPENSES(expenses that you pay
  each year as a percentage of the value of your investment)
Management Fees                                                  0.55%
Distribution and/or Service (12b-1) Fees                         1.00%
Other Expenses                                                   1.19%

Total Annual Portfolio Operating
Expenses (2)                                                     2.74%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

        (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the
      "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 2.90%. For the fiscal year ended August 31, 2010, the net expense the Portfolio was 2.74% (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



                 IF YOU SOLD YOUR SHARES


               1 YEAR            3 YEARS         5 YEARS         10 YEARS
               ------            -------         -------         --------
                $778             $1,153           $1,654           $2,840


             IF YOU HELD YOUR SHARES


               1 YEAR            3 YEARS          5 YEARS         10 YEARS
               ------            -------          -------         --------
                $278              $853            $1,454           $2,840



PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities, or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


Fixed Income Securities Risk. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                               [PICTURE OMITTED]

                                2000            8.94%
                                2001            6.68%
                                2002            7.36%
                                2003            1.99%
                                2004            1.43%
                                2005           -0.25%
                                2006            1.94%
                                2007            5.29%
                                2008            2.42%
                                2009            4.72%


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -2.00% (quarter ended June 30, 2004). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 4.54%.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 2009)



                                             1 YEAR     5 YEARS   10 YEARS
                                             - ----     - -----   -- -----
 Investment Quality Bond Portfolio (1):
    Return Before Taxes                       -0.28%      2.45%      4.02%
    Return After Taxes on Distributions       -0.95%      1.64%      2.84%
    Return After Taxes on Distributions and -0.19% 1.61% 2.78% Sale of Portfolio Shares
 Indices:  (Reflects no deduction for fees,
 expenses or taxes)
 Barclays Intermediate U.S.                   -0.32%      4.74%      5.65%
 Government/Credit Bond Index
 Lipper Short-Intermediate Investment Grade   11.73%      3.90%      4.96%
 Debt Funds Index

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.
MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager. ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Portfolio's Adviser since September 1994. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is William Howarth, Lead Manager of Fixed Income at Fox. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. The other member of the team primarily responsible for the day-to-day management of the Portfolio is William Dodge, CFA. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is A $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



                                                                       MUNICIPAL
                                                                          BOND
                                                                       PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of
   Shares (as a % of offering price)                                     NONE
  Sales Charge on Reinvested Dividends
   (as a % of offering price)                                            NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering price)(1)                                 5.00%
 Redemption Fee on Shares Held 30 Days or Less
   (as a % of amount redeemed)                                           2.00%
Exchange Fee                                                             NONE
 ANNUAL PORTFOLIO OPERATING EXPENSES(expenses that are
  deducted from Portfolio assets as a percentage of
  average net assets)
Management Fees(2)                                                      0.55%
Distribution and/or Service (12b-1) Fees                                1.00%
Other Expenses                                                          1.62%
Acquired Fund Fees and Expenses (2)                                     0.01%
Total Annual Portfolio Operating
Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions, net expenses are in footnote 3) (3)  3.18%





      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (3) Expense Waivers and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 2.90%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.89%, inclusive of Acquired Fund Fees and Expenses (taking into account the expense reimbursement/reduction of 0.28%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


         IF YOU SOLD YOUR SHARES


              1 YEAR            3 YEARS         5 YEARS         10 YEARS
              ------            -------         -------         --------
               $821             $1,280           $1,864           $3,255


         IF YOU HELDYOUR SHARES



               1 YEAR            3 YEARS          5 YEARS         10 YEARS
               ------            -------          -------         --------
                $321              $980            $1,664           $3,255

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio's adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.Credit and Interest Rate Risk. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

The Portfolio's investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of the Portfolio's investments.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Adviser Risk.The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2000           12.64%
                                2001            1.78%
                                2002            6.86%
                                2003            3.13%
                                2004            1.51%
                                2005            0.70%
                                2006            1.63%
                                2007            1.69%
                                2008           -4.77%
                                2009            7.74%

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.36% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.78% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 3.50%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)





                                             1 YEAR     5 YEARS      10 YEARS
                                             - ----     - -----      -- -----
Municipal Bond Portfolio (1):
   Return Before Taxes                         2.74%       0.96%     3.19%
   Return After Taxes on Distributions         2.74%       0.87%     3.09%
   Return After Taxes on Distributions and     2.22%       1.08%     3.06%
   Sale of Portfolio Shares
Indices:  (Reflects no deduction for fees,
expenses or taxes)
Barclays Municipal Bond Index                 12.91%       4.32%     5.75%
Lipper General Municipal Debt Funds Index     18.50%       3.46%     5.04%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.
MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Trust's Manager. ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Adviser to the Municipal Bond Portfolio since April 2009. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, Lead Manager of Fixed Income at Fox and William Dodge, CFA. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.




                                                                      LARGE
                                                                 CAPITALIZATION
                                                                      VALUE
                                                                    PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of
   Shares (as a % of offering price)                                 NONE
  Sales Charge on Reinvested Dividends
   (as a % of offering price)                                        NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering price)(1)                              5.00%
 Redemption Fee on Shares Held 30 Days or Less
  (as a % of amount redeemed)                                       2.00%
Exchange Fee                                                         NONE
ANNUAL PORTFOLIO OPERATING EXPENSES(expenses that you pay each year as a percentage of the value of your investment)

  Management Fees                                                    0.65%
Distribution and/or Service (12b-1) Fees                             1.00%
Other Expenses                                                       0.91%
Acquired Fund Fees and Expenses (2)                                  0.01%
Total Annual Portfolio Operating
Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions, net expenses are in
footnote 3) (3)                                                      2.57%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

       (2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010 the net expense for the Portfolio was 2.43% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.13%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


             IF YOU SOLD YOUR SHARES


      1 YEAR            3 YEARS         5 YEARS         10 YEARS
      ------            -------         -------         --------
       $760              $1099            $1565            $2660



         IF YOU HELDYOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $260              $799             $1365            $2660

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was101% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. In determining which securities to buy, hold or sell, the Portfolio's Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser's proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks' intrinsic value. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio's return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2000           10.38%
                                2001           -4.58%
                                2002          -29.39%
                                2003           30.43%
                                2004            8.07%
                                2005            4.82%
                                2006           17.48%
                                2007          -10.24%
                                2008          -52.12%
                                2009           35.72%


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.45% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.31% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 0.49%.


AVERAGE ANNUAL TOTAL RETURNS

The following table compares the average annual total returns of the Class B shares of the Portfolio with those of a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. The returns assume that you sold the shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.

            AVERAGE  ANNUAL  TOTAL  RETURNS  (FOR THE PERIODS ENDED DECEMBER 31,
2009)



                                               1 YEAR      5 YEARS     10 YEARS
                                               - ----      - -----     -- -----
Large Capitalization Value Portfolio (1):
  Return Before Taxes                           30.72%       -6.72%     -2.80%
  Return After Taxes on Distributions           30.72%       -7.20%     -3.34%
  Return After Taxes on Distributions           19.97%       -5.43%     -2.33%
  and Sale of Portfolio Shares
Indices:  (Reflects no deduction for fees,
  expenses or taxes)
S&P500(R)/Citigroup Value Index                 21.19%       -0.29%      1.21%
Morningstar Large Value Average                 24.34%       -0.29%      1.75%



(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: M.D. Sass Investors Services, Inc. ("M.D. Sass" or the "Adviser") has served as the Adviser to the Large Capitalization Value Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Growth Portfolio seeks capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                                    LARGE
                                                                CAPITALIZATION
                                                                    GROWTH
                                                                  PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of
   Shares (as a % of offering price)                                NONE
  Sales Charge on Reinvested Dividends
   (as a % of offering price)                                       NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of offering price)(1)                            5.00%
 Redemption Fee on Shares Held 30 Days or Less (as a % of
amount redeemed)                                                       2.00%
Exchange Fee                                                        NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees                                                  0.65%
Distribution and/or Service (12b-1) Fees                           1.00%
Other Expenses                                                     0.96%

Total Annual Portfolio Operating
Expenses (before expense reductions and/or reimbursements,
net expenses are in footnote 2) (2)                                2.61%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

       (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010, the net expenses for the Portfolio was 2.58% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE:THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH


PERIOD WOULD BE: IF YOU SOLD YOUR SHARES


    1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $764             $1,111           $1,585           $2,701


IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $264              $811            $1,365           $2,701

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was151% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential: (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS. There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stocks Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio's performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Elated Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2000          -22.27%
                                2001          -28.64%
                                2002          -31.67%
                                2003           23.76%
                                2004            0.39%
                                2005           18.89%
                                2006           -6.79%
                                2007           36.07%
                                2008          -51.25%
                                2009           36.03%


During the periods shown in the bar chart, the highest return for a calendar quarter was 16.65% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -27.06% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 12.77%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED AS OF DECEMBER 31, 2009)







                                                     1 YEAR    5 YEARS  10 YEARS
                                                     - ----    - -----  -- -----
Large Capitalization Growth Portfolio (1):
   Return Before Taxes                                31.03%     -0.40%   -7.25%
   Return After Taxes on Distributions                31.03%     -0.40%   -7.54%
   Return After Taxes on Distributions and Sale of 20.17% -0.34% -5.80% Portfolio Shares
Indexes:  (Reflects no deduction for fees,
  expenses or taxes)
S&P500(R)/Citigroup Growth Index                      31.60%      0.96%   -3.56%
Morningstar Large Growth Average                      35.22%      0.63%   -3.43%


(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager. ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Large Capitalization Growth Portfolio since May 2005. Stock selection for the Portfolio is made by Loomis Sayles' Large Cap Growth team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA and Richard D. Skaggs, CFA. Each of Mr. Baribeau and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989 and 1994, respectively. Messrs. Baribeau and Mr. Skaggs have served the Portfolio as Portfolio Managers since May 2005.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Mid Capitalization Portfolio seeks long-term capital appreciation.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                               MID
                                                           CAPITALIZATION
                                                              PORTFOLIO
     SHAREHOLDER FEES
      Maximum Sales Charge on
       Purchases of Shares (as a % of
       offering price)                                           NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering price)                           NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of offering price) (1)                    5.00%
  Redemption Fee on Shares Held
   30 Days or Less (as a % of amount redeemed)                    2.00%
  Exchange Fee                                                    NONE
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
  (expenses that you pay each year as a percentage of the value of your investment)

  Management Fees                                                 0.75%
Distribution and/or Service
( 12b-1) Fees                                                     1.00%
Other Expenses                                                    1.42%

Total Annual Portfolio Operating
Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions, net expenses are in
footnote 2) (2)                                                   3.17%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

       (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 3.16% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.01)%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:




         IF YOU SOLD YOUR SHARES


     1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $820             $1,277           $1,859           $3,245


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $320              $977            $1,659           $3,245

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 124% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.


The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

     o companies earning a positive economic margin with stable-to-improving returns;

     o    companies valued at a discount to their asset value; and

     o    companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

     o value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood.

     o use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

     o use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.


Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.


Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Issuer Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio will also depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".


PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. ("Orbitex"). The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Portfolio's Class B shares of the Predecessor Portfolio (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.


                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2003           38.24%
                                2004           17.83%
                                2005            3.39%
                                2006            8.56%
                                2007            7.13%
                                2008          -33.49%
                                2009           29.90%

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.60% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 2.51%.


      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009




                                                                  LIFE OF
                                                                PORTFOLIO
                                            1 YEAR    5 YEARS  (SINCE 7/1/02)
                                            - ----    - -----  ------ -------
Mid Capitalization Portfolio (1):
   Return Before Taxes                      24.90%     0.52%        4.39%
   Return After Taxes on Distributions      24.90%    -1.36%        2.89%
   Return After Taxes on Distributions
    and Sale of Portfolio                   16.18%     0.03%        3.52%
     Shares
Indices: (Reflects no deduction for fees, expenses or taxes)

    Russell Midcapa Index                   40.48%     2.43%        7.23%
     Morningstar Mid Capitalization
     Blend Average                           37.45%     1.41%        5.67%



(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager. ADVISER: Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson" or the "Adviser") has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson's Mid Cap Value team that consists of portfolio managers and analysts. PORTFOLIO MANAGERS: The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff. Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006. Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Small Capitalization Portfolio seeks maximum capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



                                                                   SMALL
                                                              CAPITALIZATION
                                                                 PORTFOLIO
    SHAREHOLDER FEES
     Maximum Sales Charge on
      Purchases of Shares (as a % of offering price)                 NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering price)                               NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of offering
   price) (1)                                                        5.00%
  Redemption Fee on Shares Held
   30 Days or Less (as a % of amount redeemed)                       2.00%
  Exchange Fee                                                        NONE
ANNUAL  PORTFOLIO  OPERATING
  (expenses expenses that you pay each year as a percentage of the value of your investment))

Management Fees                                                      0.65%
Distribution and/or Service (12b-1) Fees                             1.00%
Other Expenses                                                       1.07%
Acquired Fund Fees and Expenses (2)                                  0.01%
Total Annual Portfolio Operating
Expenses  (3)                                                        2.73%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Investment Quality Bond Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (3) Expense Waivers and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010, the net expenses for the Portfolio was 2.72% (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



                          IF YOU SOLD YOUR SHARES


    1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $776              $1147            $1645            $2820


                 IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $276              $847             $1445            $2820


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000(R) Index. The market capitalization range of the Russell 2000(R) Index at [September 30, 2010 was $20 million to $3.24 billion. The Russell 2000(R) Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


Common Stock Risk A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.


Small and Medium Capitalization Companies Risks. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                               [PICTURE OMITTED]


                              2000            21.01%
                              2001             5.79%
                              2002            -9.42%
                              2003            34.30%
                              2004            19.20%
                              2005             3.40%
                              2006            14.30%
                              2007             1.92%
                              2008           -27.06%
                              2009            22.52%


During the periods shown in the bar chart, the highest return for a calendar quarter was 19.26% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -22.71% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 4.32%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)




                                               1 YEAR     5 YEARS   10 YEARS
                                               - ----     - -----   -- -----
Small Capitalization Portfolio (1):
   Return Before Taxes                          17.52%    1.33%       7.17%
   Return After Taxes on Distributions          17.52%   -1.46%       4.66%
   Return After Taxes on Distributions and
     Sale of Portfolio                          11.39%    1.07%       5.57%
     Shares
Indices: (Reflects no deduction
  for fees, expenses or taxes)

Russell 2000(R) Index                           27.17%    0.51%       3.51%
Morningstar Small Blend Average                 32.12%    0.26%       5.31%


(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Fox Asset Management, LLC ("Fox" or the "Adviser") has served as Adviser to the Small Capitalization Portfolio since January 2001. The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities joined Fox in 1998. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA. Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm's Investment Committee. Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005. Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: The International Equity Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



                                                            INTERNATIONAL
                                                               EQUITY
                                                              PORTFOLIO
  SHAREHOLDER FEES
   Maximum Sales Charge on
    Purchases of Shares (as a % of offering price)             NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering price)                        NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of offering price) (1)                5.00%
  Redemption Fee on Shares Held
   30 Days or Less (as a % of amount redeemed)                2.00%
  Exchange Fee                                                NONE
ANNUAL PORTFOLIO OPERATING
  (expenses that you pay each year as a
  percentage of the value of your investment)

  Management Fees                                             0.75%
Distribution and/or Service (12b-1) Fees                      1.00%
Other Expenses                                                1.63%

Total Annual Portfolio Operating
Expenses (before expense reductions and/or
reimbursements and fees
reduced by recaptured commissions,
net expenses are in footnote 2)
(2)                                                           3.38%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

       (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 3.90%. For the fiscal year ended August 31, 2010, the net expenses for the Portfolio was 3.30% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.08%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

                 IF YOU SOLD YOUR SHARES


      1 YEAR            3 YEARS         5 YEARS         10 YEARS
      ------            -------         -------         --------
      $841             $1,339           $1,960           $3,441


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $341             $1,039           $1,760           $3,441


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was160% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), including countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage. Emphasis is placed on bottom-up stock selection. In addition, the Adviser considers four global opportunity fundamentals: Macro, Political, Business and Portfolio diversification to assist in the basis of portfolio construction. A stock is sold when it no longer meets the Adviser's criteria. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                              2000           -18.94%
                              2001           -29.13%
                              2002           -24.26%
                              2003            30.64%
                              2004            16.19%
                              2005            11.48%
                              2006            22.06%
                              2007             8.13%
                              2008           -46.78%
                              2009            27.90%


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.55% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.59% (quarter ended September 30, 2002). For the period January 1, 2010through September 30, 2010, the return for the Portfolio's Class B shares was 2.09%.


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009)





                                                    1 YEAR   5 YEARS  10 YEARS
                                                    - ----   - -----  -- -----
International Equity Portfolio (1):
   Return Before Taxes                               22.90% -0.36%      -4.05%
   Return After Taxes on Distributions               22.90% -0.42%      -4.31%
   Return After Taxes on Distributions and Sale of   14.89% -0.32%      -3.40%
     Portfolio Shares
    Index:  (Reflects no deduction for fees,
     expenses or taxes)
   MSCI EAFE(R) Index (U.S. dollars)                 31.78%  3.54%       1.17%
   Morningstar Foreign Large Blend Average           30.91%  3.42%       0.13%


(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo" or the "Adviser") has served as Adviser to the International Equity Portfolio since November 2009. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Eugene Wu. Mr. Wu is the portfolio manager for DePrince, Race & Zollo's International Equity team. Prior to joining DePrince, Race & Zollo, Inc. in April 2008, Mr. Wu was employed at Lazard Asset Management as a Vice President, Portfolio Manager/Research Analyst in the Discounted Asset Strategies Group. Mr. Wu has served the Portfolio as Portfolio Manager since November 2009.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: The Health & Biotechnology Portfolio seeks long-term capital growth.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



                                                              HEALTH &
                                                            BIOTECHNOLOGY
                                                              PORTFOLIO
 Shareholder Fees
  Maximum Sales Charge on
   Purchases of Shares (as a % of
   offering price)                                               NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price)                                                        NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of offering
   price) (1)                                                   5.00%
  Redemption Fee on Shares Held
   30 Days or Less (as a % of
   amount redeemed)                                             2.00%
  Exchange Fee                                                   NONE
  ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you
  pay each year as a percentage of the value of your
  investment)
Management Fees                                                 1.25%
Distribution and/or Service
(12b-1) Fees                                                    1.00%
Other Expenses                                                  1.13%

Total Annual Portfolio Operating
Expenses (before expense waivers and/or reimbursements and
fees reduced by recaptured commissions, net expenses are
in footnote 2) (2)                                               3.38%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

       (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 3.36% (taking into account the expense reimbursement/reduction and commission recapture reductions of0.02%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


                 IF YOU SOLD YOUR SHARES


     1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $ 841            $1,339           $1,960           $3,441


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $341             $1,039           $1,760           $3,441

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was14% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser's stock selection process is based on an analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments, or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency


Common Stock Risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stocks Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.


Convertible Securities Risks. The Portfolio's investments in convertible bonds subject the Portfolio to the risks associated with fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


Warrants Risks. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risks. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risks. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium sized companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio. The table gives some indication of the risks of an investment in the Portfolio by comparing the Predecessor Fund's and the Portfolio's performance with a broad measure of market performance over time, as well as with an Index of funds with similar investment objectives. Past performance does not necessarily indicate how the Portfolio will perform in the future.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                              2000            55.00%
                              2001           -10.16%
                              2002           -41.85%
                              2003            12.35%
                              2004             4.59%
                              2005             9.33%
                              2006            -6.24%
                              2007             5.36%
                              2008           -22.00%
                              2009            35.66%

During the periods shown in the bar chart, the highest return for a calendar quarter was 32.51% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 2.13%.


        AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS DECEMBER 31, 2009)




                                           1 YEAR    5 YEARS         10 YEARS
Health & Biotechnology Portfolio(1):
  Return Before Taxes                      30.66%     2.34%            0.84%
  Return After Taxes on Distributions      30.66%     2.34%            0.75%
  Return After Taxes on Distributions and  19.93%     2.00%            0.67%
   Sale of Portfolio Shares
Indices:  (Reflects no deduction for
fees, expenses or taxes)
  S&P 500a Total Return Index)             26.46%     0.42%           -0.95%
  S&P 500a Healthcare Index )              17.07%     0.66%            1.03%


(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager. ADVISER: Oak Associates, ltd. ("Oak Associates") has served as the Adviser to the Health & Biotechnology Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio. Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust ... You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE: The Technology & Communications Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

     SHAREHOLDER FEES                                          TECHNOLOGY &
                                                        COMMUNICATIONS PORTFOLIO
       Maximum Sales Charge on
        Purchases of Shares (as a % of
        offering price)                                                   NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price)                                                                  NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of offering
   price) (1)                                                             5.00%
  Redemption Fee on Shares Held
   30 Days or Less (as a % of
   amount redeemed)                                                       2.00%
  Exchange Fee                                                             NONE

  ANNUAL PORTFOLIO OPERATING EXPENSES(expenses that you pay
  each year as a percentage of the value of your investment)
Management Fees                                                           1.25%
Distribution and/or Service
(12b-1) Fees                                                              1.00%
Other Expenses                                                            1.42%
Acquired Fund Fees and Expenses (2)                                       0.01%
Total Annual Portfolio Operating
Expenses (before expense waivers and/or reimbursements , net
expenses are in footnote 3)  (3)                                          3.68%


      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge"section.)


      (2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Investment Quality Bond Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (36) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class B shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010 the net expenses for the Portfolio was 3.64%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission reduction of 0.03%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

         IF YOU SOLD YOUR SHARES


     1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $870             $1,426           $2,102           $3,713


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $370             $1,126           $1,902           $3,713

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was334% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Common Stocks Risks. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.


Preferred Stocks Risks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risks. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risks. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited security.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risks. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risk. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".


PERFORMANCE. For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                              2000           -36.86%
                              2001           -54.76%
                              2002           -50.46%
                              2003            39.34%
                              2004             4.61%
                              2005             5.82%
                              2006             2.68%
                              2007            30.07%
                              2008           -46.93%
                              2009            60.61%



During the periods shown in the bar chart, the highest return for a calendar quarter was 62.41% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -44.39% (quarter ended December 31, 2000). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was 28.66%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                            1 YEAR      5 YEARS       10 YEARS
  Technology & Communications Portfolio
   (1):
  Return Before Taxes                       55.61%       3.45%         -13.00%
  Return After Taxes on Distributions       55.61%       3.45%         -14.11%
  Return After Taxes on Distributions and   36.14%       2.96%         -9.58%
   Sale of Portfolio Shares
Indices:  (Reflects no deduction for fees,
expenses or taxes)
S&P 500a Total Return Index                 26.46%       0.42%         -0.95%
Lipper Science & Technology Funds Index     57.90%       3.00%         -6.94%



(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager. ADVISER: Columbus Circle Investors ("CCI" or the "Adviser') has served as the Adviser to the Technology & Communications Portfolio since January 2003. Stock selection for the Portfolio is made by a management team that consists of portfolio managers and analysts. Craig L. Chodash, CFA, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chodash, Managing Director/Portfolio Manager/Technology, joined CCI in May 2003. Mr. Chodash has served the Portfolio as Portfolio Manager since September 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer. TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE: The Financial Services Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                              FINANCIAL SERVICES
                                                                 PORTFOLIO
   SHAREHOLDER FEES
   Maximum  Sales  Charge on Purchases of Shares
  (as a % of offering price)                                       NONE
 Sales  Charge  on  Reinvested Dividends
  (as a % of offering price)                                        NONE
Maximum Contingent Deferred Sales Charge
  (as a % of offering price) (1)                                   5.00%

 Redemption Fee on Shares Held 30 Days or Less
  (as a % of amount  redeemed)                                     2.00%
  Exchange Fee                                                     NONE
Annual Portfolio Operating Expenses
  (expenses that you pay each year as a percentage
   of the value of your investment)
Management Fees                                                   1.25%
Distribution and/or Service (12b-1) Fees                          1.00%
Other Expenses                                                    2.57%
Acquired Fund Fees and Expenses (2)
                                                                  0.01%
Total Annual Portfolio Operating Expenses
  (before expense waivers and/or
  reimbursements, net expenses are
  in footnote 3) (3)                                               4.83%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

        (2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Investment Quality Bond Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of each Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class B shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010, the net expenses for the Portfolio was 3.99%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of]0.83%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


         IF YOU SOLD YOUR SHARES


     1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $983             $1,753           $2,625           $4,676


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $483             $1,453           $2,425           $4,676

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 104% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio's assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:
(i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis. "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission ("SEC") regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.


The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risks. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation, which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risks. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risks Because the Financial Services Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".

PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                              2001            -5.86%
                              2002           -15.37%
                              2003            25.62%
                              2004            12.05%
                              2005             7.58%
                              2005            15.80%
                              2006            -6.59%
                              2008           -49.80%
                              2009           -46.93%



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.46% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.82% (quarter ended December 31, 2008) .. For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was -7.61%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)





                                                1 YEAR   5 YEARS  (SINCE 8/1/00)
Financial Services Portfolio(1):
  Return Before Taxes                           8.33%     -8.18%       -1.52%
  Return After Taxes on Distributions           8.33%     -9.55%       -2.39%
  Return After Taxes on Distributions and Sale  5.42%     -6.68%       -1.21%
   of Portfolio Shares
Indices:  (Reflects no deduction for fees,
expenses or taxes)
 S&P 500a Total Return Index                    26.46%     0.42%       -0.85%
 Lipper Financial Services Funds Index          18.38%    -8.13%       -0.47%



(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


Adviser: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Financial Services Portfolio since May 2005. Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles. Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds. Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004. Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager. Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006. Mr. Finucane and Ms. Bachman have served the Portfolio as Portfolio Managers since October 2006 and November 2007, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE: The Energy & Basic Materials Portfolio seeks long-term growth of capital.


                                                             ENERGY & BASIC
                                                          MATERIALS PORTFOLIO
   SHAREHOLDER FEES
   Maximum  Sales  Charge on Purchases of Shares
(as a % of offering price)                                      NONE
 Sales  Charge  on  Reinvested Dividends
(as a % of offering price)                                      NONE
Maximum Contingent Deferred Sales Charge
  (as a % of offering price) (1)                                5.00%
Redemption Fee on Shares Held 30 Days or Less
(as a % of amount redeemed)                                     2.00%
  Exchange Fee                                                   NONE
 ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year as a
  percentage of the value of your
  investment)
Management Fees                                                  1.25%
Distribution and/or Service (12b-1) Fees                         1.00%
Other Expenses                                                   1.37%
Acquired Fund Fees and Expenses (2)                              0.01%
Total Annual Portfolio Operating Expenses
(before expense waivers and/or
reimbursements, net expenses are in
footnote 3) (3)                                                    3.63%

      (1) Reduced for purchases of $50,000 or more by certain investors. (See "Reduced Sales Charge" section.)

      (4) (2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Investment Quality Bond Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

      (3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class B shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010, the net expenses for the Portfolio was 3.62%,inclusive of Acquired Fund Fees and Expenses (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.


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



EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


         IF YOU SOLD YOUR SHARES




     1 YEAR            3 YEARS         5 YEARS         10 YEARS
     ------            -------         -------         --------
      $865             $1,412           $2,078           $3,668


         IF YOU HELD YOUR SHARES


     1 YEAR            3 YEARS          5 YEARS         10 YEARS
     ------            -------          -------         --------
      $365             $1,112           $1,878           $3,668

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was65% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or "market capitalization"). The Portfolio utilizes the Standard & Poor's classification system for purposes of determining whether a company is an Energy or Basic Materials Company. Standard & Poor's maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor's are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor's classifications are utilized to identify sectors.

Loomis Sayles' stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them. Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer. Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved. These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow. Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics. Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.


Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.
S. and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium sized companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

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Issuer Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk Because the Energy & Basic Materials Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".


PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio andprovide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1 and 5 years and over the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. It does not reflect the deduction of sales charge. If these amounts were reflected, return would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.



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                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                              2000            24.44%
                              2001           -13.73%
                              2002            -6.42%
                              2003            18.09%
                              2004            27.70%
                              2005            39.34%
                              2006             4.91%
                              2007            32.22%
                              2008           -48.22%
                              2009            41.40%



During the periods shown in the bar chart, the highest return for a calendar quarter was 23.72% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.78% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class B shares was -0.29%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)





                                           1 YEAR     5 YEARS       10 YEARS
Energy & Basic Materials Portfolio (1):
   Return Before Taxes                     36.40%      7.03%          7.92%
   Return After Taxes on Distributions     36.40%      3.91%          5.59%
   Return After Taxes on Distributions and 23.66%      5.50%          6.11%
     Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
expenses or taxes)
   S&P 500a Total Return Index             26.46%      0.42%         -0.95%
   Lipper Natural Resources Funds Index    40.12%     10.94%         11.64%



(1) The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as Adviser to the Energy & Basic Materials Portfolio since April 2007. Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles. Mr. Carroll joined Loomis Sayles in 1996. Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager. Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles' equity department, focusing on energy and energy-related companies. Messrs. Carroll and Shaw have served the Portfolio as Portfolio Managers since April 2007.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

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EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International
Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs") that seek to track performance of various portions or segments of the equity markets. No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolio's may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts ("REITs") and foreign real estate companies pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio's cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.


FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


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



Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and mediumcapitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such


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


securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium-cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be microcap companies. Microcap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Microcap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Microcap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of microcap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.


CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio's long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and
foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.


PORTFOLIO HOLDINGS

A description of the Portfolios' policies and procedures with respect to the disclosure of each of the Portfolios' securities is available in the Trust's Statement of Additional Information.

The Trust discloses each Portfolio's top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust's next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

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



The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the
Portfolios:




           PORTFOLIO                                          MANAGEMENT FEE
           ---------                                          --------------
           U.S. Government Money Market Portfolio                  0.475%
           Investment Quality Bond Portfolio                       0.55%
           Municipal Bond Portfolio                                0.55%
           Large Capitalization Value Portfolio                    0.65%
           Large Capitalization Growth Portfolio                   0.65%
           Mid Capitalization Portfolio                            0.75%
           Small Capitalization Portfolio                          0.65%
           International Equity Portfolio                          0.75%
           Health & Biotechnology Portfolio                        1.25%
           Technology & Communications Portfolio                   1.25%
           Financial Services Portfolio                            1.25%
           Energy & Basic Materials Portfolio                      1.25%


ADVISERS

The following sets forth certain information about each of the Advisers:


Milestone Capital Management, LLC ("Milestone"), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. Milestone, an independent investment management firm founded in 1994, is located at 115 East Putnam Avenue, Greenwich, Connecticut 06830. As of September 30, 2010, Milestone had approximately $1.5billion in assets under management.

DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo"), a registered investment adviser, serves as the Adviser to the International Equity Portfolio. DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789. As of September 30, 2010, DePrince, Race & Zollo had approximately $5.1 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2010, assets under management by Fox were approximately $2.1[xxxx] billion.

M.D. Sass Investors Services, Inc. ("M.D. Sass"), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2010, M.D. Sass advised accounts having assets of approximately $1.8 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.


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Loomis, Sayles & Company, L.P. ("Loomis Sayles"), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and the Large Capitalization Growth Portfolio. Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $149.8 billion as of September 30, 2010.

Oak Associates ltd. ("Oak Associates"), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio. Oak Associates advises mutual funds and other investors. As of September 30, 2010, Oak Associates had approximately $820.8 million in assets under management.Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, Connecticut 06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., has a majority interest in Columbus Circle Investors. Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2010, Columbus Circle Investors had approximately $[xxx] billion in assets under management.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $7.5 billion of assets under management as of September 30, 2010, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee's approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 2010.


ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, Nebraska 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

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The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities Indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust's Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests ETFs such Portfolio's net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

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Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Gemini Fund Services, LLC
         4020 South 147th Street, Suite #2
         Omaha, Nebraska 68137

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER. All purchase requests directly through the Transfer Agent must be received by the transfer agent in "good order." This means that your request must include:

         o   The Portfolio and account number.

         o   The amount of the transaction (in dollars or shares).

         o   Accurately completed orders.

         o   Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sale/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class B shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

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The Trust offers an Automatic Investment Plan under which purchase orders of
$100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios that it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be invested in the Trust. A CDSC, however, will be imposed on most shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor's purchase payments for shares made during the six years preceding the redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios' shares or the Trust's Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

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Shares of the Trust which are held for six years or more after purchase will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following tables:


         FOR INVESTMENTS THAT WERE MADE PRIOR TO JANUARY 1, 2003:
         --------------------------------------------------------


YEAR SINCE PURCHASE                                         CDSC AS A PERCENTAGE
PAYMENT MADE                                                 OF AMOUNT REDEEMED
------------                                                 ------------------

First......................................................              5.0%

Second.....................................................              4.0%

Third......................................................              4.0%

Fourth.....................................................              3.0%

Fifth......................................................              2.0%

Sixth......................................................              1.0%

Seventh and thereafter.....................................              None


      FOR INVESTMENTS THAT ARE MADE ON OR AFTER JANUARY 1, 2003:



YEAR SINCE PURCHASE                                         CDSC AS A PERCENTAGE
PAYMENT MADE                                                 OF AMOUNT REDEEMED
------------                                                 ------------------

First......................................................              5.0%

Second.....................................................              4.0%

Third......................................................              3.0%

Fourth.....................................................              3.0%

Fifth......................................................              2.0%

Sixth......................................................              1.0%

Seventh and thereafter.....................................              None


CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account

("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

      (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

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(3) certain redemptions pursuant to the Portfolio's Systematic Withdrawal Plan
(see "Redemption of Shares--Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder's entitlement.

CONVERSION TO CLASS I SHARES. Class B shares will convert automatically to Class I shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase, or if acquired through an exchange or a series of exchanges, from the date the original shares were purchased. The conversion of shares will take place in the month following the eighth anniversary of the purchase. There will also be converted at that time such proportion of shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her shares converting at the time bears to the total number of outstanding shares purchased and owned by the shareholder.

Currently, the Class I share conversion is not a taxable event. The conversion feature may be canceled if it is deemed a taxable event in the future by the Internal Revenue Service.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority ("FINRA") Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

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



FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

"Market-timing" often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and "market-timing" may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust's Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio's investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day ("time zone arbitrage"). The market timer might redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Summary of Trust Expenses," "Purchase of Shares" and "Redemption of Shares" sections of this Prospectus. Except as described in these sections, the Trust's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust's policies contained in this Prospectus and in the Trust's Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers' trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary's customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

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



Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the net asset value next determined less the CDSC. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

WRITTEN REDEMPTION REQUESTS. To redeem shares by mail, send a written redemption request in proper form to:

                         REGULAR/EXPRESS/OVERNIGHT MAIL
                          The Saratoga Advantage Trust
                         c/o Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                             Omaha, Nebraska 68137

REDEEMING BY TELEPHONE. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

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



The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

WHEN REDEMPTIONS ARE SENT. Once the Trust receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

GOOD ORDER. Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied: The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

MEDALLION SIGNATURE GUARANTEE. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

     1. Re-registration of the account.

     2. Changing bank wiring instructions on the account.

     3. Name change on the account.

     4. Setting up/changing systematic withdrawal plan to a secondary address.

     5. Redemptions greater than $100,000.

     6. Any redemption check that is being mailed to a different address than the address of record.

     7. Your account registration has changed within the last 30 days.

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You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP(R) asset allocation program's allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust's transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers' trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust's Portfolios by the Financial Intermediary's customers and to collect the Portfolios' redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

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



A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted. Thus, in effect the ''holding period'' for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state's rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Prior to January 1, 2013, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt-interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios' shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value of the price of the Portfolios' shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

..The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007, and August 31, 2006 has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios' financial statements are included in the Portfolios' August 31, 2010 Annual Report, which is available upon request.

           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST
                   (INCLUDING NOTICE TO CALIFORNIA RESIDENTS)

The Saratoga Advantage Trust (the "Trust") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary. If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

                                 CLASS B SHARES
                                   PROSPECTUS

                               [PICTURE OMITTED]



Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-08542.





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                                     [LOGO]


                                 CLASS C SHARES
                       PROSPECTUS DATED DECEMBER 31, 2010

                          THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

THE PORTFOLIOS ARE MANAGED BY SARATOGA CAPITAL MANAGEMENT, LLC (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
             PORTFOLIO             TICKER                 PORTFOLIO       TICKER
--------------------------------------------------------------------------------
U.S. Government Money Market       SZCXX   Small Capitalization           SSCCX
--------------------------------------------------------------------------------
Investment Quality Bond            SQBCX   International Equity           SIECX
--------------------------------------------------------------------------------
Municipal Bond                     SMBCX   Health & Biotechnology         SHPCX
--------------------------------------------------------------------------------
Large Capitalization Value         SLVCX   Technology & Communications    STPCX
--------------------------------------------------------------------------------
Large Capitalization Growth        SLGCX   Financial Services             SFPCX
--------------------------------------------------------------------------------
Mid Capitalization                 SPMCX   Energy & Basic Materials       SEPCX
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page


  U.S. GOVERNMENT MONEY MARKET PORTFOLIO
  INVESTMENT QUALITY BOND PORTFOLIO
  MUNICIPAL BOND PORTFOLIO
  LARGE CAPITALIZATION VALUE PORTFOLIO
  LARGE CAPITALIZATION GROWTH PORTFOLIO
  MID CAPITALIZATION PORTFOLIO
  SMALL CAPITALIZATION PORTFOLIO
  INTERNATIONAL EQUITY PORTFOLIO
  HEALTH & BIOTECHNOLOGY PORTFOLIO
  TECHNOLOGY & COMMUNICATIONS PORTFOLIO
  FINANCIAL SERVICES PORTFOLIO
  ENERGY & BASIC MATERIALS PORTFOLIO
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AMD RELATED RISKS
  PORTFOLIO HOLDINGS
MANAGEMENT
SHAREHOLDER INFORMATION and pricing of portfolio shares
  PURCHASE OF SHARES
  CONTINGENT DEFERRED SALES CHARGE
  PLAN OF DISTRIBUTION
  FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
  REDEMPTION OF SHARES
TAX CONSEQUENCES
ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

PORTFOLIO SUMMARY:  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                 U.S. GOVERNMENT
                                                                  MONEY MARKET
                                                                   PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of
     offering price)                                                  NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)     NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                      1.00%
Exchange Fee                                                          NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                   0.475%
   Distribution and/or Service (12b-1) Fees                          1.00%
   Other Expenses                                                    1.005%

Total Annual Portfolio Operating Expenses (before expense
   reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 2 ) (2)      2.48%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class C shares of the Portfolio is 2.75%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 0.15% (taking into account the expense reimbursement/reduction and commission recapture reduction of 2.33%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS,

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $351               $773            $1,321            $2,816

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $251               $773            $1,321            $2,816


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

o U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration.
o Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the "Treasury") to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.
o Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments.. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's current 7-day yield by calling toll free 1-800-807-FUND.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2000    4.44%
                                  2001    2.62%
                                  2002    0.22%
                                  2003    0.02%
                                  2004    0.23%
                                  2005    1.96%
                                  2006    3.81%
                                  2007    3.88%
                                  2008    1.03%
                                  2009    0.01%

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.17% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2003). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 0.01%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                   1 YEAR    5 YEARS   10 YEARS
U.S. Government Money Market Portfolio(1):         -0.99%     2.13%      1.81%
90 Day T-Bills                                      0.16%     2.95%      2.88%
Index: (Reflects no deduction for fees, expenses
   or taxes)
Lipper U.S. Treasury Money Market Index             0.04%     2.46%      2.36%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Milestone Capital Management, LLC ("Milestone" or the "Adviser") has served as Adviser to the Portfolio since June 2010.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                              INVESTMENT QUALITY
                                                                BOND PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares
     (as a % of offering price)                                      NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)    NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                     1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                        2.00%
Exchange Fee                                                         NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                  0.55%
   Distribution and/or Service (12b-1) Fees                         1.00%
   Other Expenses                                                   1.17%
Total Annual Portfolio Operating Expenses (2)                       2.72%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred SalesCharge").

and

(2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 2.90%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.75% (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $375               $844            $1,440            $3,051

      IF YOU HELD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $275               $844            $1,440            $3,051


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 2000     8.93%
                                 2001     6.68%
                                 2002     7.36%
                                 2003     1.99%
                                 2004     1.33%
                                 2005    -0.16%
                                 2006     1.94%
                                 2007     5.29%
                                 2008     2.42%
                                 2009     4.72%

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -2.00% (quarter ended June 30, 2004). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 4.44%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                  1 YEAR    5 YEARS    10 YEARS
Investment Quality Bond Portfolio (1):
   Return Before Taxes                            3.72%      2.82%       4.01%
   Return After Taxes on Distributions            3.05%      2.03%       2.84%
   Return After Taxes on Distributions and Sale   2.41%      1.95%       2.78%
      of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Barclays Intermediate U.S. Government/Credit   -0.32%     4.74%       5.65%
   Bond Index
   Lipper Short-Intermediate Investment Grade     11.73%     3.90%       4.96%
   Debt Funds Index

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Portfolio's Adviser since September 1994. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is William Howarth, Lead Manager of Fixed Income at Fox. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. The other member of the team primarily responsible for the day-to-day management of the Portfolio is William Dodge, CFA. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.


PURCHASE AND SALE OF PORTFOLIO SECURITIES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                                  MUNICIPAL BOND
                                                                     PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                            NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)      NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                        1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                           2.00%
Exchange Fee                                                           NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                     0.55%
   Distribution and/or Service (12b-1) Fees                            1.00%
   Other Expenses                                                      1.71%
   Acquired Fund Fees and Expenses(2)                                  0.01%
Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured
   commissions, net expenses are in footnote 3) (3)                    3.27%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

(3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 2.90%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.91%, inclusive of Acquired Fund Fees and Expenses (taking into account the expense reimbursement/waiver and commission recapture reduction of 0.36%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $430              $1,007           $1,707            $3,567

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $330              $1,007           $1,707            $3,567

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch , Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio's adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Interest Rate Risk. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

The Portfolio's investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of the Portfolio's investments.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charge a contingent deferred sales charge. Of course, if you did not sell your shares at the end of at the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2000    12.41%
                                  2001     1.89%
                                  2002     6.94%
                                  2003     2.84%
                                  2004     1.51%
                                  2005     0.70%
                                  2006     1.52%
                                  2007     1.78%
                                  2008    -4.78%
                                  2009     6.34%

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.69% (quarter ended June 30,2004). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 3.53%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                    1 YEAR    5 YEARS   10 YEARS
Municipal Bond Portfolio(1):
   Return Before Taxes                                5.34%     1.05%     3.03%
   Return After Taxes on Distributions                5.34%     0.97%     2.92%
   Return After Taxes on Distributions and Sale of    3.91%     1.16%     2.91%
   Portfolio Shares

Indices: (Reflects no deduction for fees,
   expenses or taxes)
Barclays Municipal Bond Index                        12.91%     4.32%     5.75%
Lipper General Municipal Debt Funds Index            18.50%     3.46%     5.04%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager') serves as the Portfolio's Manager.

ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Adviser to the Municipal Bond Portfolio since April 2009. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is William Howarth, Lead Manager of Fixed Income at Fox. Mr. Howarth is a Managing Director of Fox, which he in 2006. The other member of the team primarily responsible for the day-to-day management of the Portfolio is William Dodge, CFA. Mr. Dodge is CEO/CIO and President of Fox., which he joined in 2005. Mr. Howarth has been a member of the team since 2006, most recently as lead Portfolio manager as of October 2010.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information

PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                       LARGE
                                                                  CAPITALIZATION
                                                                       VALUE
                                                                     PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                             NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)       NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                         1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                            2.00%
Exchange Fee                                                            NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                      0.65%
   Distribution and/or Service (Rule 12b-1) Fees                        1.00%
   Other Expenses                                                       0.92%
   Acquired Fund Fees and Expenses(2)                                   0.01%
Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured
   commissions, net expenses are in footnote 3) (3)                     2.58%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

(3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.45%, inclusive of Acquired Fund Fees and Expenses (taking into account the expense reimbursement/waiver and commission recapture reduction of 0.13%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED UPON THESE ASSUMPTIONS:

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $361               $802            $1,370            $2,915

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $261               $802            $1,370            $2,915

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was101% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. In determining which securities to buy, hold or sell, the Portfolio's Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser's proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks' intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio's return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2000     10.37%
                                  2001     -4.62%
                                  2002    -29.49%
                                  2003     30.54%
                                  2004      8.01%
                                  2005      4.88%
                                  2006     17.43%
                                  2007    -10.24%
                                  2008    -52.13%
                                  2009     35.77%

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.47% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.30% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was -0.49%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                             1 YEAR      5 YEARS      10 YEARS
Large Capitalization Value Portfolio:
   Return Before Taxes                        34.77%      -6.40%       -2.81%
                                              34.77%      -6.87%       -3.36%
   Return After Taxes on Distributions
   Return After Taxes on Distributions  and   22.60%      -5.17%       -2.34%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   S&P 500(R)/Citigroup Value Index           21.19%      -0.29%        1.21%
   Morningstar Large Value Average            24.34%       0.29%        1.75%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: M.D. Sass Investors Services, Inc. ("M.D. Sass" or the "Adviser") has served as the Adviser to the Large Capitalization Value Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Growth Portfolio seeks capital appreciation.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                       LARGE
                                                                  CAPITALIZATION
                                                                      GROWTH
                                                                     PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of
     offering price)                                                   NONE
  Sales Charge on Reinvested Dividends (as a % of offering
     price)                                                            NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                        1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of
   amount redeemed)                                                    2.00%
Exchange Fee                                                           NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
   deducted from Portfolio assets as a percentage of average
   net assets)
   Management Fees                                                     0.65%
   Distribution and/or Service (Rule 12b-1) Fees                       1.00%
   Other Expenses                                                      0.96%
Total Annual Portfolio Operating Expenses (before expense
   reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 2) (2)         2.61%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.58% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $364               $811            $1,385            $2,944

      IF YOU HELD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $264               $811            $1,385            $2,944

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was151% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential: (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risks. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.


Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio's performance may suffer.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charge a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2000    -22.27%
                                  2001    -28.58%
                                  2002    -31.72%
                                  2003     23.81%
                                  2004      0.39%
                                  2005     18.84%
                                  2006     -6.71%
                                  2007     35.97%
                                  2008    -51.24%
                                  2009     36.06%

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.69% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -27.07% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 12.74%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                  1 YEAR     5 YEARS    10 YEARS
Large Capitalization Growth Portfolio(1):
Return Before Taxes                                35.06%      0.00%      -7.25%
Return After Taxes on Distributions                35.06%      0.00%      -7.53%
Return After Taxes on Distributions and Sale of 22.79% 0.00% -5.79% Portfolio Shares
Indices:  (Reflects no deduction for fees,
expenses or taxes)
S&P 500(R)/Citigroup Growth Index(                 31.60%      0.96%      -3.56%
Morningstar Large Growth Average )                 35.22%      0.63%      -3.43%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager..

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Large Capitalization Growth Portfolio since May 2005. Stock selection for the Portfolio is made by Loomis Sayles' Large Cap Growth team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA and Richard D. Skaggs, CFA. Each of Mr. Baribeau and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989 and 1994, respectively. Messrs. Baribeau and Mr. Skaggs have served the Portfolio as Portfolio Managers since May 2005.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO S1UMMARY: MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Mid Capitalization Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                        MID
                                                                  CAPITALIZATION
                                                                     PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                             NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)       NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering price)
     (1)                                                                1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                            2.00%
Exchange Fee                                                            NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from
   Portfolio assets as a percentage of average net assets)
   Management Fees                                                      0.75%
   Distribution and/or Service (Rule 12b-1) Fees                        1.00%
   Other Expenses                                                       1.43%
Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions,
   net expenses are in footnote 2) (2)                                  3.18%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010 the net expense for Portfolio was 3.17% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.01%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $421               $980            $1,664            $3,485

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $321               $980            $1,664            $3,485

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 124% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

      o companies earning a positive economic margin with stable-to-improving returns;

      o     companies valued at a discount to their asset value; and

      o     companies with an attractive dividend yield and minimal basis risk.

      In selecting investments, the Adviser generally employs the following strategy:

      o value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

      o use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

      o use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

      Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns on the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2003     37.45%
                                  2004     17.05%
                                  2005      3.39%
                                  2006      8.58%
                                  2007      7.02%
                                  2008    -33.49%
                                  2009     30.00%

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.60% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.66% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 2.39%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                                      LIFE OF
                                                                     PORTFOLIO
                                                1 YEAR   5 YEARS  (SINCE 7/1/02)
Mid Capitalization Portfolio(1):
   Return Before Taxes                          29.00%    0.77%        4.37%
   Return After Taxes on Distributions          29.00%   -1.10%        2.87%
   Return After Taxes on Distributions and      18.85%    0.25%        3.50%
     Sale of Portfolio Shares
Indices:  (Reflects no deduction for fees,
   expenses or taxes)
Russell Midcap(R) Index                         40.48%    2.43%        7.58%
Morningstar Mid Capitalization Blend Average (  37.45%    1.41%        5.67%

(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund's (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund's and the Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager..

ADVISER: Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson" or the "Adviser") has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson's Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff. Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006. Messrs. Wallis and Alff and Mr Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Small Capitalization Portfolio seeks maximum capital appreciation.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                       SMALL
                                                                  CAPITALIZATION
                                                                    PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                             NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)       NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                         1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                            2.00%
Exchange Fee                                                            NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                      0.65%
   Distribution and/or Service (Rule 12b-1) Fees                        1.00%
   Other Expenses                                                       1.07%
   Acquired Fund Fees and Expenses(2)                                   0.01%
Total Annual Portfolio Operating Expenses (before expense reductions
   and/or reimbursements, net expenses are in footnote 3) (3)           2.73%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

(3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 3.60%. For the fiscal year ended August 31, 2010 the net expense for Portfolio was 2.73%, inclusive of Acquired Fund Fees and Expenses (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED UPON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $376               $847            $1,445            $3,061

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $276               $847            $1,445            $3,061

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000(R) Index. The market capitalization range of the Russell 2000(R) Index at September 30, 2010 was $20 million to $3.24 billion. The Russell 2000(R) Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.


Small and Medium Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.


Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risk. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sale charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charge a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2000     20.83%
                                  2001      5.77%
                                  2002     -9.39%
                                  2003     34.18%
                                  2004     19.15%
                                  2005      3.46%
                                  2006     14.25%
                                  2007      1.91%
                                  2008    -27.02%
                                  2009     22.59%

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.19% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -22.70% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 4.29%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                    1 YEAR    5 YEARS   10 YEARS
Small Capitalization Portfolio (1):
   Return Before Taxes                               21.59%    1.51%      7.17%
   Return After Taxes on Distributions               21.59%   -1.26%      4.66%
   Return After Taxes on Distributions and Sale of   14.03%    1.22%      5.56%
      Portfolio Shares
Indices:  (Reflects no deduction for fees,
   expenses or taxes)
Russell 2000(R) Index                                27.17%    0.51%      3.51%
Morningstar Small Blend Average                      32.12%    0.26%      5.31%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Fox Asset Management, LLC ("Fox" or the "Adviser") has served as Adviser to the Portfolio since January 2001. The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities joined Fox in 1998. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA. Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm's Investment Committee. Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005. Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO


INVESTMENT OBJECTIVE: The International Equity Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                                   INTERNATIONAL
                                                                      EQUITY
                                                                     PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                            NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)      NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                        1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                           2.00%
Exchange Fee                                                           NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                     0.75%
   Distribution and/or Service (Rule 12b-1) Fees                       1.00%
   Other Expenses                                                      1.54%

Total Annual Portfolio Operating Expenses (before expense
   reductions and/or  reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 2) (2)         3.29%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 3.90%. For the fiscal year ended August 31, 2010 the net expense for Portfolio was 3.25% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.04%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED UPON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $432              $1,013           $1,717            $3,585

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $332              $1,013           $1,717            $3,585

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 160% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage. Emphasis is placed on bottom-up stock selection. In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification- to assist in the basis of portfolio construction. A stock is sold when it no longer meets the Adviser's criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2000    -19.05%
                                  2001    -29.16%
                                  2002    -24.41%
                                  2003     30.73%
                                  2004     16.11%
                                  2005     11.51%
                                  2006     22.03%
                                  2007      8.12%
                                  2008    -46.79%
                                  2009     27.93%

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.31% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.75% (quarter ended September 30, 2002). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 2.11%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                               1 YEAR     5 YEARS    10 YEARS
International Equity Portfolio(1)
   Return Before Taxes                         26.39%      0.03%      -4.08%
   Return After Taxes on Distributions         26.68%     -0.07%      -4.36%
   Return After Taxes on Distributions and     17.50%     -0.01%      -3.44%
      Sale of Portfolio Shares
Index:  (Reflects no deduction for fees,
   expenses or taxes)
MSCI EAFE(R) Index  (U.S. dollars)             31.78%      3.54%      1.17%
Morningstar Foreign Large Blend Average        30.91%      3.42%      0.13%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo" or the "Adviser") has served as Adviser to the Portfolio since November 2009. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Eugene Wu. Mr. Wu is the portfolio manager for DePrince, Race & Zollo's International Equity team. Prior to joining DePrince, Race & Zollo, Inc. in April 2008, Mr. Wu was employed at Lazard Asset Management as a Vice President, Portfolio Manager/Research Analyst in the Discounted Asset Strategies Group. Mr. Wu has served the Portfolio as Portfolio Manager since November 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO


INVESTMENT OBJECTIVE: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                                      HEALTH &
                                                                   BIOTECHNOLOGY
                                                                     PORTFOLIO

SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                             NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)       NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering price)
     (1)                                                                1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                            2.00%
Exchange Fee                                                            NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from
   Portfolio assets as a percentage of average net assets)
   Management Fees                                                      1.25%
   Distribution and/or Service (Rule 12b-1) Fees                        1.00%
   Other Expenses                                                       1.16%

Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions,
   net expenses are in footnote 2) (2)                                  3.41%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010 the net expense for Portfolio was 3.39% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.02%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $444              $1,048           $1,774            $3,694

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $344              $1,048           $1,774            $3,694

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser's stock selection process is based on an analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price.

Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS*

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2001     -10.11%
                                  2002     -41.83%
                                  2003      12.34%
                                  2004       4.51%
                                  2005       9.41%
                                  2006      -6.24%
                                  2007       5.35%
                                  2008     -21.77%
                                  2009      35.71%

During the periods shown in the bar chart, the highest return for a calendar quarter was28.08% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -30.91% (quarter ended March 31, 2001). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 2.05%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                                     LIFE OF
                                                                PORTFOLIO (SINCE
                                            1 YEAR    5 YEARS       1/18/00)
Health & Biotechnology Portfolio (1)
   Return Before Taxes                      34.71%     2.79%         -0.86%
   Return After Taxes on Distributions      34.71%     2.79%         -0.96%
   Return After Taxes on Distributions and  22.56%     2.39%         -0.78%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
S&P 500(R) Total Return Index               26.46%     0.42%         -0.86%
S&P 500(R) Healthcare Index                 17.07%     0.66%          0.47%

(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Oak Associates, LTD. ("Oak Associates" or the "Adviser") has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio. Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE: The Technology & Communications Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                   TECHNOLOGY &
                                                                  COMMUNICATIONS
                                                                     PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of offering
     price)                                                             NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)       NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                         1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                            2.00%
Exchange Fee                                                            NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                      1.25%
   Distribution and/or Service (Rule 12b-1) Fees                        1.00%
   Other Expenses                                                       1.46%
   Acquired Fund Fees and Expenses (2)                                  0.01%
Total Annual Portfolio Operating Expenses (before expense reductions and/or reimbursements and fees reduced by recaptured commissions,
   net expenses are in footnote 3)  (3)                                 3.72%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

(3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010 the net expense for Portfolio was 3.69%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED UPON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $474              $1,138           $1,920            $3,967

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $374              $1,138           $1,920            $3,967

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 334% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.


In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.


Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".

PERFORMANCE. For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info Tech & Communications Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2001     -54.69%
                                  2002     -50.41%
                                  2003      39.51%
                                  2004       4.57%
                                  2005       5.78%
                                  2006       2.67%
                                  2007      29.48%
                                  2008     -46.34%
                                  2009      60.56%

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.95% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -39.30% (quarter ended September 30, 2001). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was 28.52%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                                      LIFE OF
                                                                PORTFOLIO (SINCE
                                              1 YEAR   5 YEARS       1/14/00)
Technology & Communications Portfolio (1):
   Return Before Taxes                         59.56%    3.91%        -13.11%
   Return After Taxes on Distributions         59.56%    3.91%        -14.23%
   Return After Taxes on Distributions and     38.71%    3.36%         -9.66%
      Sale of Portfolio Shares
Indices:  (Reflects no deduction for fees,
   expenses or taxes)
S&P 500(R) Total Return Index                  26.46%    0.42%         -0.93%
Lipper Science & Technology Funds Index        57.90%    3.00%         -7.11%

(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax-returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Columbus Circle Investors ("CCI" or the "Adviser") has served as the Adviser to the Technology & Communications Portfolio since January 2003. Stock selection for the Portfolio is made by a management team that consists of a portfolio manager and analysts. Craig L. Chodash, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Chodash, Managing Director/Portfolio Manager/Technology, joined CCI in May 2003. Mr. Chodash has served the Portfolio as Portfolio Manager since September 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE: The Financial Services Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                    FINANCIAL
                                                                    SERVICES
                                                                    PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of
     offering price)                                                  NONE
  Sales Charge on Reinvested Dividends (as a % of offering price)     NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                       1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount
   redeemed)                                                          2.00%
Exchange Fee                                                          NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average net assets)
   Management Fees                                                    1.25%
   Distribution and/or Service (Rule 12b-1) Fees                      1.00%
   Other Expenses                                                     2.59%
   Acquired Fund Fees and Expenses(2)                                 0.01%
Total Annual Portfolio Operating Expenses (before expense
   reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 3) (3)        4.85%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

(3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010, the net expense for Portfolio was 4.00%, inclusive of Acquired Fund Fees and Expenses (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.85%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $585              $1,458           $2,434            $4,887

      IF YOU HELD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $485              $1458            $2,434            $4,887

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 104% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio's assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:
(i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis. "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission ("SEC") regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2001     -6.10%
                                  2002    -15.37%
                                  2003     25.62%
                                  2004     11.96%
                                  2005      7.59%
                                  2006     15.81%
                                  2007     -6.59%
                                  2008    -49.85%
                                  2009     13.13%

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.22% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.95% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was -7.47%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                               LIFE OF PORTFOLIO
                                            1 YEAR    5 YEARS   (SINCE 8/1/00)
Financial Services Portfolio(1):
   Return Before Taxes                      12.16%    -7.96%       -1.55%
   Return After Taxes on Distributions      12.16%    -9.32%       -2.42%
   Return After Taxes on Distributions and   7.91%    -6.51%       -1.23%
      Sale of Portfolio Shares
Indices:  (Reflects no deduction for fees,
     expenses or taxes)
S&P 500(R) Total Return Index               26.46%     0.42%       -0.85%
Lipper Financial Services Funds Index       18.38%    -8.13%       -0.47%

(1) The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Portfolio since May 2005. Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles. Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds. Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004. Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager. Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006. Mr. Finucane and Ms. Bachman have served the Portfolio as Portfolio Managers since October 2006 and November 2007, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio

                                                               ENERGY & BASIC
                                                             MATERIALS PORTFOLIO
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases of Shares (as a % of
     offering price)                                                 NONE
  Sales Charge on Reinvested Dividends (as a % of offering
     price)                                                          NONE
  Maximum Contingent Deferred Sales Charge (as a % of offering
     price) (1)                                                      1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of
   amount redeemed)                                                  2.00%
Exchange Fee                                                         NONE
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are
   deducted from Portfolio assets as a percentage of average
   net assets)
   Management Fees                                                   1.25%
   Distribution and/or Service (Rule 12b-1) Fees                     1.00%
   Other Expenses                                                    1.39%
   Acquired Fund Fees and Expenses(2)                                0.01%
Total Annual Portfolio Operating Expenses (3)                        3.65%

(1) Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

(3) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Cap for Class C shares of the Portfolio is 4.00%. For the fiscal year ended August 31, 2010, the net expense for Portfolio was 3.65%, inclusive of Acquired Fund Fees and Expenses, (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

Example: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, THE TABLE BELOW SHOWS YOUR COSTS AT THE END OF EACH PERIOD BASED ON THESE ASSUMPTIONS.

      IF YOU SOLD YOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $467              $1,117           $1,888            $3,906

      IF YOU HELDYOUR SHARES

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $367              $1,117           $1,888            $3,906

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 65% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or "market capitalization"). The Portfolio utilizes the Standard & Poor's classification system for purposes of determining whether a company is an Energy or Basic Materials Company. Standard & Poor's maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor's are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor's classifications are utilized to identify sectors.


Loomis Sayles' stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them. Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer. Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved. These

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valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow. Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics. Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective. The 80% investment restriction noted above is non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.


Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

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Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.


Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

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Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1 and 5 years and over the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charge. If these amounts were reflected, return would be less than shown. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

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                      ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  2004      27.74%
                                  2005      39.35%
                                  2006       4.94%
                                  2007      31.64%
                                  2008     -48.17%
                                  2009      41.41%

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.69% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.73% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class C shares was -0.29%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                                               LIFE OF PORTFOLIO
                                             1 YEAR   5 YEARS   (SINCE 1/7/03)
Energy & Basic Materials Portfolio(1):
   Return Before Taxes                       40.41%    7.13%        11.67%
   Return After Taxes on Distributions       40.41%    4.02%         9.34%
   Return After Taxes on Distributions and   26.26%    5.58%         9.87%
     Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
expenses or taxes)
S&P 500(R) Total Return Index                26.46%    0.42%         4.82%
Lipper Natural Resources Funds Index (       40.12%    10.94%        7.79%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable on redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as Adviser to the Energy & Basic Materials Portfolio since April 2007. Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles. Mr. Carroll joined Loomis Sayles in 1996. Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager. Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles' equity department, focusing on energy and energy-related companies. Messrs. Carroll and Shaw have served the Portfolio as Portfolio Managers since April 2007.

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PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the
Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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ADDITIONAL INFORMATION ABOUT  INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios' investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.


EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs"). No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolio's may count investments in ETFs towards their 80% investment policy.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts ("REITs") and foreign real estate companies pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio's cash balances may be invested in money market funds.


ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.


FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

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

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium-cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

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MICRO CAP COMPANY RISK. Certain of the securities in which the Portfolio invests may be micro cap companies. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.


CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio's long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and
foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

PORTFOLIO HOLDINGS


A description of the Portfolios' policies and procedures with respect to the disclosure of each of the Portfolios' securities is available in the Trust's Statement of Additional Information.

The Trust discloses each Portfolio's top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust's next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.
In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

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The total amount of investment management fees payable by each Portfolio to the
Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the
Portfolios:


 PORTFOLIO                                                 MANAGEMENT FEE
 ---------                                                 --------------
 U.S. Government Money Market Portfolio                       0.475%
 Investment Quality Bond Portfolio                            0.55%
 Municipal Bond Portfolio                                     0.55%
 Large Capitalization Value Portfolio                         0.65%
 Large Capitalization Growth Portfolio                        0.65%
 Mid Capitalization Portfolio                                 0.75%
 Small Capitalization Portfolio                               0.65%
 International Equity Portfolio                               0.75%
 Health & Biotechnology Portfolio                             1.25%
 Technology & Communications Portfolio                        1.25%
 Financial Services Portfolio                                 1.25%
 Energy & Basic Materials Portfolio                           1.25%

ADVISERS

The following sets forth certain information about each of the Advisers:


Milestone Capital Management, LLC ("Milestone"), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. Milestone, an independent investment management firm founded in 1994, is located at 115 East Putnam Avenue, Greenwich, Connecticut 06830. As of September 30, 2010 Milestone had approximately $1.5 billion in assets under management.

DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo"), a registered investment adviser, serves as the Adviser to the International Equity Portfolio. DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789. As of September 30, 2010, DePrince, Race & Zollo had approximately $5.1 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 1010,, assets under management by Fox were approximately $2.1 billion.

M.D. Sass Investors Services, Inc. ("M.D. Sass"), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2010, M.D. Sass advised accounts having assets of approximately $1.8 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

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Loomis, Sayles & Company, L.P. ("Loomis Sayles"), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and the Large Capitalization Growth Portfolio. Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $149.8 billion as of September 30, 2010..

Oak Associates LTD. ("Oak Associates"), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio. Oak Associates advises mutual funds and other investors. As of September 30, 2010, Oak Associates had approximately $820 million in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, Connecticut 06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., owns a majority interest in Columbus Circle Investors. Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2010, Columbus Circle Investors had approximately $15.8 billion in assets under management.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3701, serves as the Adviser to the Mid Capitalization Portfolio. With $7.5 billion of assets under management as of September 30, 2010, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee's approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 2010.

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SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments. The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.


The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.


In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities Indexes in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust's Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio's net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust.

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

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Gemini Fund Services, LLC
         4020 South 147th Street, Suite #2
         Omaha, Nebraska 68137

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

  Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the transfer agent in "good order." This means that your request must include:

      o     The Portfolio and account number.

      o     The amount of the transaction (in dollars or shares).

      o     Accurately completed orders.

      o     Any supporting legal documentation that may be required.


If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account. Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customer by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

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CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform platforms, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.


Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.


CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor's purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios' shares or the Trust's Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

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CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

      (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

      (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

      (3) certain redemptions pursuant to the Portfolio's Systematic Withdrawal Plan (see "Redemption of Shares--Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder's entitlement.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority ("FINRA") Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

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Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

"Market-timing" often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and "market-timing" may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust's Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.


Short term trading strategies also present certain risks based on a Portfolio's investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day ("time zone arbitrage"). The market timer might redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders. Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.


The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Summary of Trust Expenses," "Purchase of Shares" and "Redemption of Shares" sections of this Prospectus. Except as described in these sections, the Trust's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all

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intermediaries to enforce all of the Trust's policies contained in this
Prospectus and in the Trust's Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers' trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary's customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the net asset value next determined less any applicable CDSC. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.


The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

WRITTEN REDEMPTION REQUESTS. To redeem shares by mail, send a written redemption request in proper form to:


                         REGULAR/EXPRESS/OVERNIGHT MAIL
                          The Saratoga Advantage Trust
                          c/o Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                              Omaha, Nebraska 68137

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

REDEEMING BY TELEPHONE. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

WHEN REDEMPTIONS ARE SENT. Once the Trust receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

GOOD ORDER. Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

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MEDALLION SIGNATURE GUARANTEE. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

      1.    Re-registration of the account.
      2.    Changing bank wiring instructions on the account.
      3.    Name change on the account.
      4. Setting up/changing systematic withdrawal plan to a secondary address.
      5.    Redemptions greater than $100,000.
      6. Any redemption check that is being mailed to a different address than the address of record.
      7.    Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP(R) asset allocation program's allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust's Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv)redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers' trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust's Portfolios by the Financial Intermediary's customers and to collect the Portfolios' redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.


EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.


There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the

Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES


The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state's rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Prior to January 1, 2013, certain ordinary income dividends received by individuals may be taxed at the same certain rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt--interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios' shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value of the price of the Portfolios' shares.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).


The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006, has been audited by Tait, Weller and Baker LLP, whose report, along with the Portfolios' financial statements are included in the Portfolios' August 31, 2010 Annual Report, which is available upon request.

            NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST
                   (INCLUDING NOTICE TO CALIFORNIA RESIDENTS)

         The Saratoga Advantage Trust (the "Trust") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary. If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

                                 CLASS C SHARES
                                   PROSPECTUS

                                     [LOGO]

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

      The Trust's Investment Company Act file number is 811-08542.

                               [PICTURE OMITTED]



                                 CLASS I SHARES
                       PROSPECTUS DATED DECEMBER 31, 2010
               T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST is a mutual fund company comprised of 12 separate mutual fund portfolios, each with its own distinctive investment objectives and policies.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager"). Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program(R) (the "SaratogaSHARP(R) Program"), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


----------------------------------- ---------------- ------------------------------ -------
                  PORTFOLIO             TICKER                       PORTFOLIO      TICKER
                  ---------             ------                       ---------      ------
----------------------------------- ---------------- ------------------------------ -------
U.S. Government Money Market             SGMXX         Small Capitalization         SSCPX
----------------------------------- ---------------- ------------------------------ -------
Investment Quality Bond                  SIBPX         International Equity         SIEPX
----------------------------------- ---------------- ------------------------------ -------
Municipal Bond                           SMBPX         Health & Biotechnology       SBHIX
----------------------------------- ---------------- ------------------------------ -------
Large Capitalization Value               SLCVX         Technology & Communications  STPIX
----------------------------------- ---------------- ------------------------------ -------
Large Capitalization Growth              SLCGX         Financial Services           SFPIX
----------------------------------- ---------------- ------------------------------ -------
Mid Capitalization                       SMIPX         Energy & Basic Materials     SEPIX
----------------------------------- ---------------- ------------------------------ -------

                               TABLE OF CONTENTS

                                                                          PAGE

PORTFOLIO SUMMARIES:
   U.S. GOVERNMENT MONEY MARKET PORTFOLIO
   INVESTMENT QUALITY BOND PORTFOLIO
   MUNICIPAL BOND PORTFOLIO
   LARGE CAPITALIZATION VALUE PORTFOLIO
   LARGE CAPITALIZATION GROWTH PORTFOLIO
   MID CAPITALIZATION PORTFOLIO
   SMALL CAPITALIZATION PORTFOLIO
   INTERNATIONAL EQUITY PORTFOLIO
   HEALTH & BIOTECHNOLOGY PORTFOLIO
   TECHNOLOGY & COMMUNICATIONS PORTFOLIO
   FINANCIAL SERVICES PORTFOLIO
   ENERGY & BASIC MATERIALS PORTFOLIO




ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS PORTFOLIO HOLDINGS
MANAGEMENT
SHAREHOLDER INFORMATION AND PRICING OF PORTFOLIO SHARES
   PURCHASE OF SHARES
     FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
   REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                               U.S. GOVERNMENT
                                                                  MONEY MARKET
                                                                   PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as as a percentage of the value of your investment)
Management Fees                                                        0.475%
Distribution and/or Service (12b-1) Fees                                NONE
Other Expenses                                                         1.005%

Total Annual Portfolio Operating Expenses (before expense               1.48%
   reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 1) (1)            8%


     (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 1.75%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 0.15% (taking into account the expense reimbursement/reduction and commission recapture reduction of 1.33%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



            1 YEAR            3 YEARS         5 YEARS         10 YEARS
            ------            -------         -------         --------
             $151              $468             $808           $1,768


     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

o U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration.

o Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the "Treasury") to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

o Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.


     In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.


Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's current 7-day yield by calling toll free 1-800-807-FUND.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                                2000            5.28%
                                2001            3.49%
                                2002            0.88%
                                2003            0.02%
                                2004            0.23%
                                2005            1.96%
                                2006            3.80%
                                2007            3.88%
                                2008            1.01%
                                2009            0.01%


During the periods shown in the bar chart, the highest return for a calendar quarter was 1.38% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2009). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 0.01%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                         1 YEAR     5 YEARS     10 YEARS
                                         ------     -------     --------


U.S. Government Money Market Portfolio:   0.01%      2.12%       2.04%
90 Day T-Bills                            0.16%      2.95%       2.88%
Index: (Reflects no deduction for fees,
   expenses or taxes)
Lipper U.S. Treasury Money Market Index   0.04%      2.46%       2.36%

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager

ADVISER: Milestone Capital Management, LLC ("Milestone" or the "Adviser") has served as Adviser to the Portfolio since June 2010.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                                      INVESTMENT
                                                                    QUALITY BOND
                                                                      PORTFOLIO
                                                                      ---------
SHAREHOLDER FEES
Redemption  Fee on Shares Held 30 Days or Less
  (as a % of amount redeemed)                                            2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year as a
  percentage of the value of your investment)
Management Fees                                                          0.55%
Distribution and/or Service (12b-1) Fees                                  NONE
Other Expenses                                                           1.20%

Total Annual Portfolio Operating Expenses   (1)                          1.75%

     (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 1.90%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 1.75% (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $178              $551            $949            $2,062


PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.


Fixed Income Securities Risk. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2000            9.91%
                             2001            7.50%
                             2002            8.42%
                             2003            3.02%
                             2004            2.34%
                             2005            0.85%
                             2006            2.76%
                             2007            6.36%
                             2008            3.47%
                             2009            5.77%


During the periods shown in the bar chart, the highest return for a calendar quarter was 4.44% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -1.75% (quarter ended June 30, 2004). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 5.32%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                               1 YEAR    5 YEARS     10 YEARS
                                               - ----    - -----     -- -----
Investment Quality Bond Portfolio:
   Return Before Taxes                          5.77%     3.82%       5.00%
   Return After Taxes on Distributions          4.73%     2.67%       3.46%
   Return After Taxes on Distributions and      3.73%     2.58%       3.40%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Barclays Intermediate U.S.                   -0.32%    4.74%       5.65%
   Government/Credit Bond Index
   Lipper Short-Intermediate Investment Grade   11.73%    3.90%       4.96%
   Debt Funds Index

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Portfolio's Adviser since September 1994. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is William Howarth, Lead Manager of Fixed Income at Fox. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. The other member of the team primarily responsible for the day-to-day management of the Portfolio is William Dodge, CFA. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.


PURCHASE AND SALE OF PORTFOLIO SECURITIES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                             MUNICIPAL BOND
                                                               PORTFOLIO
                                                               ---------
    SHAREHOLDER FEES
   Redemption Fee on Shares Held 30 Days or Less
   (as a % of amount redeemed)                                     2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
   (expenses that you pay each year as a
    percentage of the value of your investment)
Management Fees                                                    0.55%
Distribution and/or Service (12b-1) Fees                           NONE
Other Expenses                                                     1.71%
Acquired Fund Fees and Expenses  (1)                               0.01%
Total Annual Portfolio Operating Expenses
   (before expense reductions and/or reimbursements
   and fees reduced by recaptured commissions, net
   expenses are in footnote 2) (2)                                 2.27%

     (1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

     (2)  Expense  Reductions and Reimbursements and Net Expenses: The Trust and
     the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the
     Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 1.90%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 1.91%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.36%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


               1 YEAR            3 YEARS         5 YEARS         10 YEARS
               ------            -------         -------         --------
                 $230              $709          $1,215           $2,605

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 17% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch , Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio's Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Interest Rate Risk. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.


The Portfolio's investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of the Portfolio's investments.


Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2000            13.64%
                             2001             2.81%
                             2002             8.15%
                             2003             3.77%
                             2004             2.53%
                             2005             1.70%
                             2006             2.64%
                             2007             2.71%
                             2008            -3.86%
                             2009             7.42%


During the periods shown in the bar chart, the highest return for a calendar quarter was 5.62% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -2.47% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 4.31%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                    1 YEAR  5 YEARS   10 YEARS
                                                    - ----  - -----   -- -----
Municipal Bond Portfolio:
   Return Before Taxes                              7.42%    2.06%      4.06%
   Return After Taxes on Distributions              7.42%    1.97%      3.95%
   Return After Taxes on Distributions and Sale     5.63%    2.16%      3.95%
      of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Barclays Municipal Bond Index                   12.91%   4.32%      5.75%
   Lipper General Municipal Debt Funds Index       18.50%   3.46%      5.04%


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Fox Asset Management LLC ("Fox" or the "Adviser") has served as the Adviser to the Portfolio since April 2009. The Portfolio is managed by a management team consisting of portfolio managers and analysts. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, Lead Manager of Fixed Income at Fox and William Dodge, CFA. Mr. Howarth is a Managing Director of Fox, which he joined in 2006. Mr. Dodge is CEO/CIO and President of Fox, which he joined in 2005, and has been a member of the team since April 2009. Mr. Howarth has been a member of the team since 2006, most recently as Lead Portfolio Manager as of October 2010.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.



TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                      LARGE CAPITALIZATION VALUE
                                                                PORTFOLIO
  SHAREHOLDER FEES
 Redemption Fee on Shares Held 30 Days or Less
  (as a % of amount redeemed)                                            2.00%
 ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year as a
   percentage of the value of  your investment)
Management Fees                                                          0.65%
Distribution and/or Service (12b-1) Fees                                 NONE
Other Expenses                                                           0.92%
Acquired Fund Fees and Expenses  (1)                                     0.01%
Total Annual Portfolio Operating Expenses (before expense
   reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 2) (2)           1.58%

     (1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratios in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

     (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 2.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 1.45%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.13%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

          1 YEAR            3 YEARS         5 YEARS         10 YEARS
          ------            -------         -------         --------
           $161              $499             $860           $1,878

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 101% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. In determining which securities to buy, hold or sell, the Portfolio's Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser's proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks' intrinsic value. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio's return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments .. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2000            11.33%
                             2001            -3.97%
                             2002           -28.72%
                             2003            31.86%
                             2004             9.13%
                             2005             5.91%
                             2006            18.64%
                             2007            -9.34%
                             2008           -51.59%
                             2009            37.09%




During the periods shown in the bar chart, the highest return for a calendar quarter was 17.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.01% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 0.18%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                              1 YEAR      5 YEARS       10 YEARS
                                              - ----      - -----       -- -----
Large Capitalization Value Portfolio:
   Return Before Taxes                        37.09%      -5.44%         -1.86%
   Return After Taxes on Distributions                    -5.93%         -2.42%
                                              37.09%
   Return After Taxes on Distributions  and   24.11%      -4.40%         -1.58%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   S&P 500(R)/Citigroup Value Index            21.19%      -0.29%         1.21%
   Morningstar Large Value Average             24.34%      -0.29%         1.75%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: M.D. Sass Investors Services, Inc. ("M.D. Sass" or the "Adviser") has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: The Large Capitalization Growth Portfolio seeks capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                     LARGE CAPITALIZATION GROWTH
                                                              PORTFOLIO
         SHAREHOLDERS FEES
      Redemption Fee on Shares Held 30 Days or Less
        (as a % of amount redeemed)                              2.00%
         ANNUAL PORTFOLIO OPERATING EXPENSES
          (expenses that you pay each year as a
           percentage of the value of your investment)
        Management Fees                                          0.65%
        Distribution and/or Service (12b-1) Fees                 NONE
        Other Expenses                                           0.96%
       Total Annual Portfolio Operating Expenses (before expense
           reductions and/or reimbursements
           and fees reduced by recaptured commissions,
           net expenses are in footnote 1) (1)                   1.61%

     (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 2.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 1.58% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE : THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


              1 YEAR            3 YEARS         5 YEARS         10 YEARS
              ------            -------         -------         --------
                $164              $508           $876            $1,911

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 151% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines the attractiveness of future growth potential: (i) earnings per share growth rates; (ii) revenue growth; (iii) earnings estimates revisions; (iv) valuation using discounted cash flow analysis; (v) competitive advantage; (vi) management quality; and (vii) business strategy. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.


Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio's performance may suffer.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2000           -21.58%
                             2001           -28.23%
                             2002           -30.92%
                             2003            24.95%
                             2004             1.42%
                             2005            20.13%
                             2006            -5.83%
                             2007            37.35%
                             2008           -50.76%
                             2009            37.43%




During the periods shown in the bar chart, the highest return for a calendar quarter was 16.52% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -26.88% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 13.58%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                            1 YEAR       5 YEARS        10 YEARS
                                            - ----       - -----        -- -----
Large Capitalization Growth Portfolio:
   Return Before Taxes                      37.43%        1.01%          -6.36%
   Return After Taxes on Distributions      37.43%        1.00%          -6.65%
   Return After Taxes on Distributions and  24.33%        0.86%          -5.15%
      Sale of Portfolio Shares
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   S&P 500(R)/Citigroup Growth Index        31.60%       0.96%           -3.56%
   Morningstar Large Growth Average         35.22%       0.63%           -3.43%


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Portfolio since May 2005. Stock selection for the Portfolio is made by Loomis Sayles' Large Cap Growth team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Mark B. Baribeau, CFA and Richard D. Skaggs, CFA. Each of Mr. Baribeau and Mr. Skaggs is a Vice President of Loomis Sayles and joined the firm in 1989 and 1994, respectively. Messrs. Baribeau and Mr. Skaggs have served the Portfolio as Portfolio Managers since May 2005.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Mid Capitalization Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                             MID CAPITALIZATION
                                                                    PORTFOLIO
                                                                    ---------
SHAREHOLDER FEES
Redemption  Fee on Shares Held 30 Days or Less
  (as a % of amount redeemed)                                            2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year as a
   percentage of the value of your investment)
Management Fees                                                          0.75%
Distribution and/or Service (12b-1) Fees                                  NONE
Other Expenses                                                           1.43%

Total Annual Portfolio Operating Expenses
  (before expense reductions and/or
   reimbursements and fees reduced by
   recaptured commissions, net expenses are in
   footnote 1) (1)                                                       2.18%

     (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 2.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.17% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.01%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $221              $682            $1,169          $2,513

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 124% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. companies that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

     o companies earning a positive economic margin with stable-to-improving returns;

     o    companies valued at a discount to their asset value; and

     o    companies with an attractive dividend yield and minimal basis risk.

     In selecting investments, the Adviser generally employs the following strategy:

     o value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

     o use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

     o use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater then its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to any holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]


                             2004            18.29%
                             2005             4.46%
                             2006             9.68%
                             2007             8.14%
                             2008           -32.84%
                             2009            31.35%



During the periods shown in the bar chart, the highest return for a calendar quarter was 21.19% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -20.45% (quarter ended December 31, 2008 ). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 3.10%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                               LIFE OF PORTFOLIO
                                              1 YEAR     5 YEARS  (SINCE 1/7/03)
                                              - ----     - -----  ------ -------
Mid Capitalization Portfolio:
   Return Before Taxes                         31.35%      1.79%      8.14%
   Return After Taxes on Distributions         31.35%      0.01%      6.54%
   Return After Taxes on Distributions and     20.38%      1.10%
      Sale of  Portfolio Shares                                       8.78%
 Indices:  (Reflects no deduction for fees,
      expenses or taxes)
   Russell Midcapa  Index                      40.48%      2.43%      9.02%
   Morningstar Mid Capitalization Blend        37.45%      1.41%      7.87%
      Average


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson" or the "Adviser") has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson's Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff. Chris D. Wallis, CFA, is a senior portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003. Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006. Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE: The Small Capitalization Portfolio seeks maximum capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                     SMALL CAPITALIZATION
                                                           PORTFOLIO
                                                           ---------
    SHAREHOLDER FEES
   Redemption Fee on Shares Held 30 Days or Less
    (as a % of amount redeemed)                               2.00%
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (expenses that you pay each year as a
    percentage of the value of your investment)

Management Fees                                              0.65%
Distribution and/or Service ( 12b-1) Fees                    NONE
Other Expenses                                               1.07%
Acquired Fund Fees and Expenses  (1)                         0.01%
Total Annual Portfolio Operating Expenses (2)                1.73%



     (1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

     (2) Expense Waivers and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has currently voluntarily waived all or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 2.60%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 1.73%, inclusive of Acquired Fund Fees and Expenses (there was no expense reimbursement/reduction and no commission recapture reduction).The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $176              $545             $939            $2,041

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000(R) Index. The market capitalization range of the Russell 2000(R) Index at September 30, 2010 was $20 million to $3.24 billion. The Russell 2000(R) Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.


Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter ("OTC") market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.


Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2000            21.93%
                             2001             6.72%
                             2002            -8.38%
                             2003            35.51%
                             2004            20.39%
                             2005             4.47%
                             2006            15.42%
                             2007             2.93%
                             2008           -26.35%
                             2009            24.00%


During the periods shown in the bar chart, the highest return for a calendar quarter was 19.44% (quarter ended March 31, 2000) and the lowest return for a calendar quarter was -22.59% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 5.05%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                              1 YEAR     5 YEARS     10 YEARS
                                              - ----     - -----     -- -----
Small Capitalization Portfolio:
   Return Before Taxes                        24.00%       2.54%       8.23%
   Return After Taxes on Distributions        24.00%       0.06%       5.89%
   Return After Taxes on Distributions and                 2.06%       6.50%
      Sale of Portfolio Shares                15.60%
Indices: (Reflects no deduction for fees,
   expenses or taxes)
   Russell 2000(R) Index                      27.17%        0.51%       3.51%

   Morningstar Small Blend Average            32.12%        0.26%       5.31%




The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Fox Asset Management, LLC ("Fox" or the "Adviser") has served as Adviser to the Portfolio since January 2001. The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities, joined Fox in 1998. Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA. Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm's Investment Committee. Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005. Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: The International Equity Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                            INTERNATIONAL EQUITY
                                                                   PORTFOLIO
                                                                   ---------
SHAREHOLDER FEES
Redemption  Fee on Shares Held 30 Days or Less
  (as a % of amount redeemed)                                           2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year as a
   percentage of the value of your investment)
Management Fees                                                         0.75%
Distribution and/or Service (12b-1) Fees                                 NONE
Other Expenses                                                          1.54%

Total Annual Portfolio Operating Expenses
  (before expense reductions and/or
   reimbursements and fees reduced by
   recaptured commissions, net expenses are
   in footnote 1) (1)                                                   2.29%


     (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 2.90%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.25% (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.04%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $232              $715            $1,225           $2,626

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 160% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage. Emphasis is placed on bottom-up stock selection. In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification- to assist in the basis of portfolio construction. A stock is sold when it no longer meets the Adviser's criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to any holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.


PERFORMANCE: The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2000           -18.38%
                             2001           -28.75%
                             2002           -23.56%
                             2003            32.03%
                             2004            17.43%
                             2005            12.51%
                             2006            23.22%
                             2007             9.25%
                             2008           -46.20%
                             2009            29.10%


During the periods shown in the bar chart, the highest return for a calendar quarter was 22.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.41% (quarter ended September 30, 2002). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 2.82%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)



                                              1 YEAR     5 YEARS      10 YEARS
                                              - ----     - -----      -- -----
International Equity Portfolio:
   Return Before Taxes                        29.10%       1.02%        -3.16%
   Return After Taxes on Distributions        28.46%       0.80%        -3.50%
   Return After Taxes on Distributions and    18.92%       0.81%        -2.72%
      Sale of Portfolio Shares
Index: (Reflects no deduction for fees,
   expenses or taxes)
   MSCI EAFE(R) Index  (U.S. dollars)           31.78%      3.54%        1.17%
   Morningstar Foreign Large Blend Average      30.91%      3.42%        0.13%


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo" or the "Adviser") has served as Adviser to the Portfolio since November 2009. The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Eugene Wu. Mr. Wu is the portfolio manager for DePrince, Race & Zollo's International Equity team. Prior to joining DePrince, Race & Zollo, Inc. in April 2008, Mr. Wu was employed at Lazard Asset Management as a Vice President, Portfolio Manager/Research Analyst in the Discounted Asset Strategies Group. Mr. Wu has served the Portfolio as Portfolio Manager since November 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: The Health & Biotechnology Portfolio seeks long-term capital growth.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                               HEALTH &
                                                         BIOTECHNOLOGY PORTFOLIO
                                                         ------------- ---------
         SHAREHOLDER FEES
      Redemption Fee on Shares Held 30 Days or Less
       (as a % of amount redeemed)                                     2.00%
        ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that you pay each year as a
        percentage of the value of your
           investment)
        Management Fees                                                1.25%
        Distribution and/or Service (12b-1) Fees                       NONE
        Other Expenses                                                 1.16%

        Total Annual Portfolio Operating Expenses
          (before expense waivers and/or
           reimbursements and fees reduced by
           recaptured commissions, net expenses are in
           footnote 1) (1)                                              2.41%

     (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.39% (taking into account the expense reimbursement/waiver and commission recapture reduction of 0.02%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:



           1 YEAR            3 YEARS         5 YEARS         10 YEARS
           ------            -------         -------         --------
            $244              $751            $1,285           $2,746

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser's stock selection process is based on an analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 year periods and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2004             5.67%
                             2005            10.42%
                             2006            -5.27%
                             2007             6.43%
                             2008           -20.96%
                             2009            37.00%




During the periods shown in the bar chart, the highest return for a calendar quarter was14.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.46% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 2.88%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                                   LIFE OF
                                                                  PORTFOLIO
                                                                   (SINCE
                                        1 YEAR     5 YEARS        1/28/03)
                                        - ----     - -----       --------
Health & Biotechnology Portfolio:
   Return Before Taxes                  37.00%       3.81%           5.52%
   Return After Taxes on Distributions  37.00%       3.81%           5.52%
   Return After Taxes on Distributions  24.05%       3.27%           4.80%
      and Sale of Portfolio Shares
Indices: (Reflects no deduction for
   fees, expenses or taxes)
    S&P 500a Total Return Index         26.46%       0.42%          5.95%
    S&P 500a Healthcare Index           17.07%       0.66%          2.56%


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Oak Associates, ltd. ("Oak Associates" or the "Adviser") has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio. Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY:  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

INVESTMENT OBJECTIVE: THE TECHNOLOGY & COMMUNICATIONS PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                                TECHNOLOGY &
                                                               COMMUNICATIONS
                                                                   PORTFOLIO
                                                                   ---------
   SHAREHOLDER FEES
  Redemption Fee on Shares Held 30 Days or Less
   (as a % of amount redeemed)                                       2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
   (expenses that you pay each year as a
  percentage of the value of your investment)

Management Fees                                                     1.25%
Distribution and/or Service (12b-1) Fees                             NONE
Other Expenses                                                      1.45%
Acquired Fund Fees and Expenses  (1)                                0.01%
Total Annual Portfolio Operating Expenses (before expense
   reductions and/or reimbursements and fees reduced by recaptured
   commissions, net expenses are in footnote 2) (2)                 2.71%


     (1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap, The Operating Expenses in the above fee table will not correlate to the expense ratios in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

     (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.68%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.03%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:


             1 YEAR            3 YEARS         5 YEARS         10 YEARS
             ------            -------         -------         --------
              $274              $841            $1,435           $3,041

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 334% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, estimates and management. Particular emphasis is placed on identifying companies whose performance has exceeded expectations.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.".


PERFORMANCE. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 year periods and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2004             5.52%
                             2005             6.85%
                             2006             3.64%
                             2007            30.79%
                             2008           -45.69%
                             2009            62.12%


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A CALENDAR QUARTER WAS 22.33% (QUARTER ENDED DECEMBER 31, 2004) AND THE LOWEST RETURN FOR A CALENDAR QUARTER WAS -23.40% (QUARTER ENDED DECEMBER 31, 2008). FOR THE PERIOD JANUARY 1, 2010 THROUGH SEPTEMBER 30, 2010, THE RETURN FOR THE PORTFOLIO'S CLASS I SHARES WAS 29.58%.


     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                               LIFE OF PORTFOLIO
                                        1 YEAR        5 YEARS    (SINCE 1/7/03)
                                        - ----        - -----    ------ -------
 Technology & Communications
 Portfolio:
    Return Before Taxes                  62.12%         4.98%            7.95%
    Return After Taxes on                62.12%         4.98%            7.95%
       Distributions
    Return After Taxes on                40.38%         4.29%            6.96%
       Distributions and Sale of
       Portfolio Shares
 Indices: (Reflects no deduction for
 fees, expenses or taxes)
    S&P 500a Total Return Index          26.46%         0.42%            4.82%
    Lipper Science & Technology Funds    57.90%         3.00%            7.79%
    Index


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.


MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Columbus Circle Investors ("CCI" or the "Adviser") has served as the Adviser to the Portfolio since January 2003. Stock selection for the Portfolio is made by a management team that consists of a portfolio manager and analysts. Craig L. Chodash, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Chodash, Managing Director/Portfolio Manager/Technology, joined CCI in May 2003. Mr. Chodash has served the Portfolio as Portfolio Manager since September 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

INVESTMENT OBJECTIVE: The Financial Services Portfolio seeks long-term growth of capital.


FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
                                                                  FINANCIAL
                                                             SERVICES PORTFOLIO
  SHAREHOLDER FEES
 Redemption Fee on Shares Held 30 Days or Less
   (as a % of amount redeemed)                                       2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
  (expenses that you pay each year  as a
  percentage of the value of your investment)
Management Fees                                                      1.25%
Distribution and/or Service (12b-1) Fees                              NONE
Other Expenses                                                        2.56%
Acquired Fund Fees and Expenses  (1)                                  0.01%
Total Annual Portfolio Operating Expenses (before expense
   reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 2) (2)       3.82%


     (1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratios in the Portfolio's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

     (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 3.00%, inclusive of Acquired Fund Fees and Expenses, (taking into account the expense reimbursement/reduction and commission recapture reduction of 0.82%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

              1 YEAR            3 YEARS         5 YEARS         10 YEARS
              ------            -------         -------         --------
               $384             $1,166           $1,967           $4,053

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 104% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or "market capitalization"). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio's assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:
(i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission ("SEC") regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.


Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.


Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt may, particularly unsponsored or unregistered depositary receipts, not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.


Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.


Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.


Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.


Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."


PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 years and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2004            13.13%
                             2005             8.75%
                             2006            17.00%
                             2007            -5.61%
                             2008           -49.28%
                             2009            14.23%


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.71% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was -6.85%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                               LIFE OF PORTFOLIO
                                              1 YEAR    5 YEAR    (SINCE 1/7/03)
                                              - ----    - ----    ------ -------
 Financial Services Portfolio:
    Return Before Taxes                        14.23%    -7.00%           -0.75%
    Return After Taxes on Distributions        14.23%    -8.29%           -1.85%

    Return After Taxes on Distributions and    9.25%     -5.71%           -0.57%
       Sale of Portfolio Shares
 Indices: (Reflects no deduction for fees,
    expenses or taxes)
    S&P 500a Total Return Index               26.46%     0.42%             4.82%
    Lipper Financial Services Funds Index     18.38%     -8.13%           -0.98%



The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as the Adviser to the Portfolio since May 2005. Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles. Prior to joining Loomis Sayles, Mr. Finucane was a Vice President and portfolio manager (from 1996 to 2002 and from 2004 until 2006) at John Hancock Funds. Mr. Finucane also served as a Senior Vice President and equity analyst at State Street Research and Management from 2002 until 2004. Ms. Bochman joined Loomis Sayles in 2006 and is a financial services sector analyst/portfolio manager. Prior to joining Loomis Sayles, Ms. Bochman was a senior credit analyst covering financial services at Gimme Credit, LLC from 2004 to 2006. Mr. Finucane and Ms. Bachman have served the Portfolio as Portfolio Managers since October 2006 and November 2007, respectively.


PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

INVESTMENT OBJECTIVE: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                                                     ENERGY & BASIC MATERIALS
                                                            PORTFOLIO
                                                            ---------
   SHAREHOLDER FEES
  Redemption Fee on Shares Held 30 Days or Less
    (as a % of amount redeemed)                               2.00%
ANNUAL  PORTFOLIO  OPERATING  EXPENSES
  (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                               1.25%
Distribution and/or Service ( 12b-1) Fees                     NONE
Other Expenses                                                1.39%
Acquired Fund Fees and Expenses  (1)                          0.01%
Total Annual Portfolio Operating Expenses (2)                 2.65%


     (1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio's financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies ("Acquired Funds").

     (2) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager has voluntarily waivedall or a portion of its management fees and/or assumed certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 3.00%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 2.65%, inclusive of Acquired Fund Fees and Expenses, (there was no expense reimbursement/reduction and no commission recapture reduction). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

            1 YEAR            3 YEARS         5 YEARS         10 YEARS
            ------            -------         -------         --------
              $268              $823           $1,405          $2,983

PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 65% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or "market capitalization"). The Portfolio utilizes the Standard & Poor's classification system for purposes of determining whether a company is an Energy or Basic Materials Company. Standard & Poor's maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor's are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor's classifications are utilized to identify sectors.

Loomis Sayles' stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them. Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer. Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved. These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow. Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics. Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.


PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.


Convertible Securities Risk. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.


Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 years and over the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS

                               [PICTURE OMITTED]

                             2004            29.00%
                             2005            40.76%
                             2006             5.97%
                             2007            32.97%
                             2008           -47.68%
                             2009            42.94%


During the periods shown in the bar chart, the highest return for a calendar quarter was 24.05% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.62% (quarter ended December 31, 2008). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 0.39%.

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2009)


                                                              LIFE OF PORTFOLIO
                                             1 YEAR      5 YEARS  (SINCE 1/7/03)
                                             - ----      - -----  ------ -------
  Energy & Basic Materials Portfolio:
     Return Before Taxes                      42.94%      8.20%        12.76%
     Return After Taxes on Distributions      42.94%      5.33%        10.61%
     Return After Taxes on Distributions      27.91%      6.54%        10.88%
        and Sale of Portfolio Shares
  Indices: (Reflects no deduction for fees,
     expenses or taxes)
     S&P 500a Total Return Index             26.46%       0.42%         4.82%
     Lipper Natural Resources Funds Index    40.12%      10.94%        15.96%


The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.


ADVISER: Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has served as Adviser to the Portfolio since April 2007. Stock selection for the Portfolio is made by a team led by co-portfolio managers James L. Carroll, CFA, and Larry Shaw, CFA, who have joint primary responsibility for the day-to-day management of the Portfolio. Mr. Carroll and Mr. Shaw are Vice Presidents at Loomis Sayles. Mr. Carroll joined Loomis Sayles in 1996. Mr. Shaw originally joined Loomis Sayles in 1986, where from 1998 to 2002, he was an energy analyst and value portfolio manager. Prior to re-joining Loomis Sayles in 2005, Mr. Shaw served as a consultant to the Loomis Sayles' equity department, focusing on energy and energy-related companies. Messrs Carroll and Shaw have served the Portfolio as Portfolio Managers since April 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.


TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios' investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.


EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of its net assets in shares of various exchange-traded funds ("ETFs"). No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolio's may count investments in ETFs towards their 80% investment policy.


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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES .. Real estate investment trusts ("REITs") and foreign real estate companies pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio's cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to any holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

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JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium-cap companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium-cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.


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MICRO CAP COMPANY RISK. Certain Portfolios may invest in companies with micro capitalizations. Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro-cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro-cap company.

CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying Index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio's long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

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REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and
foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.


PORTFOLIO HOLDINGS

A description of the Portfolios' policies and procedures with respect to the disclosure of each of the Portfolios' securities is available in the Trust's Statement of Additional Information.

The Trust discloses each Portfolio's top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust's next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

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The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the
Portfolios:


                PORTFOLIO                                     MANAGEMENT FEE
                ---------                                     --------------
                U.S. Government Money Market Portfolio            0.475%
                Investment Quality Bond Portfolio                 0.55%
                Municipal Bond Portfolio                          0.55%
                Large Capitalization Value Portfolio              0.65%
                Large Capitalization Growth Portfolio             0.65%
                Mid Capitalization Portfolio                      0.75%
                Small Capitalization Portfolio                    0.65%
                International Equity Portfolio                    0.75%
                Health & Biotechnology Portfolio                  1.25%
                Technology & Communications Portfolio             1.25%
                Financial Services Portfolio                      1.25%
                Energy & Basic Materials Portfolio                1.25%


ADVISERS

The following sets forth certain information about each of the Advisers:


Milestone Capital Management, LLC ("Milestone"), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. Milestone, an independent investment management firm founded in 1994, is located at 115 East Putnam Avenue, Greenwich, Connecticut 06830. As of September 30, 2010, Milestone had approximately $1.5 billion in assets under management.

DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo"), a registered investment adviser, serves as the Adviser to the International Equity Portfolio. DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789. As of September 30, 2010, DePrince, Race & Zollo had approximately $5.1 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701. As of September 30, 2010, assets under management by Fox were approximately $2.1 billion.

M.D. Sass Investors Services, Inc. ("M.D. Sass"), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2010, M.D. Sass advised accounts having assets of approximately $1.8 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio and the Large Capitalization Growth Portfolio. Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $149.8 billion as of September 30, 2010.


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Oak Associates ltd. ("Oak Associates"), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the
Adviser to the Health & Biotechnology Portfolio. Oak Associates advises mutual funds and other investors. As of September 30, 2010, Oak Associates had approximately $820.8 million in assets under management.

Columbus Circle Investors, a registered investment adviser, located at Metro Center, One Station Place Stamford, Connecticut 06902, serves as the Adviser to the Technology & Communications Portfolio. Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., owns a majority interest in Columbus Circle Investors. Columbus Circle Investors provides investment management services to corporations, public funds, endowments and foundations, Taft-Hartley accounts, and healthcare organizations. As of September 30, 2010, Columbus Circle Investors had approximately $15.8billion in assets under management.

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3701, serves as the Adviser to the Mid Capitalization Portfolio. With $7.5 billion of assets under management as of September 30, 2010, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.


A discussion regarding the basis for the Board of Trustee's approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended August 31, 2010.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, Nebraska 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES


The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments. The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.


The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

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All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust's Board of Trustees. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio's net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Gemini Fund Services, LLC
         4020 South 147th Street, Suite #2
         Omaha, Nebraska 68137

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If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER. All purchase requests directly through the Transfer Agent must be received by the transfer agent in "good order." This means that your request must include:

         o   The Portfolio and account number.

         o   The amount of the transaction (in dollars or shares).

         o   Accurately completed orders.

         o   Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customer by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use the Manager's SaratogaSHARP(R) Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).


CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.


The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

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The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.


Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.


FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

"Market-timing" often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and "market-timing" may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust's Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio's investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value. This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day ("time zone arbitrage"). The market timer might redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). To the extent that a Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Summary of Trust Expenses," "Purchase of Shares" and "Redemption of Shares" sections of this Prospectus. Except as described in these sections, the Trust's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust's policies contained in this Prospectus and in the Trust's Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers' trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary's customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

WRITTEN REDEMPTION REQUESTS. To redeem shares by mail, send a written redemption request in proper form to:

                         REGULAR/EXPRESS/OVERNIGHT MAIL
                          The Saratoga Advantage Trust
                         c/o Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                             Omaha, Nebraska 68137

REDEEMING BY TELEPHONE. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

WHEN REDEMPTIONS ARE SENT. Once the Trust receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

GOOD ORDER. Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

MEDALLION SIGNATURE GUARANTEE. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

     1.   Re-registration of the account.
     2.   Changing bank wiring instructions on the account.
     3.   Name change on the account.
     4.   Setting up/changing systematic withdrawal plan to a secondary address.
     5.   Redemptions greater than $100,000.
     6. Any redemption check that is being mailed to a different address than the address of record.
     7.   Your account registration has changed within the last 30 days.


You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP(R) asset allocation program's allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust's transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers' trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust's Portfolios by the Financial Intermediary's customers and to collect the Portfolios' redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.


TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state's rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Prior to January 1, 2013, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt-interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios' shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolios over other investment options. Any such payments will not change the net asset value of the price of the Portfolios' shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).


The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007, and August 31, 2006 has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios' financial statements are included in the Portfolios' August 31, 2010 Annual Report, which is available upon request.

           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST
                   (INCLUDING NOTICE TO CALIFORNIA RESIDENTS)

     The Saratoga Advantage Trust (the "Trust") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary. If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

                                 CLASS I SHARES
                                   PROSPECTUS

                               [PICTURE OMITTED]

     Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1- (800) 807- FUND.

     You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

     Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

          The Trust's Investment Company Act file number is 811-08542.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    LARGE CAP VALUE PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    10.36     $    13.01     $    21.99     $    20.13     $    18.26
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.01)         (0.02)          0.21           0.14           0.11
         Net realized and unrealized gain (loss)         (0.06)         (2.41)         (6.46)          1.84           1.78
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                (0.07)         (2.43)         (6.25)          1.98           1.89
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --          (0.22)         (0.17)         (0.12)         (0.02)
         Distributions from realized gains                  --             --          (2.56)            --             --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                  --          (0.22)         (2.73)         (0.12)         (0.02)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.29     $    10.36     $    13.01     $    21.99     $    20.13
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                            (0.68)%       (18.14)%       (31.45)%         9.80%         10.36%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $   15,475     $   16,545     $   22,021     $   38,835     $   42,149
         Ratio of net operating expenses to
            average net assets (2)                        1.44%          1.72%          1.46%          1.42%          1.52%
         Ratio of net investment income (loss) to
            average net assets                           (0.05)%        (0.26)%         1.25%          0.63%          0.55%
         Portfolio Turnover Rate                           101%            82%           182%            66%            49%

                                                                LARGE CAP GROWTH PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.29     $    17.24     $    17.27     $    13.82     $    14.34
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.15)         (0.13)          0.04          (0.17)         (0.16)
         Net realized and unrealized gain (loss)          2.13          (4.79)         (0.07)          3.62          (0.36)
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                 1.98          (4.92)         (0.03)          3.45          (0.52)
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --          (0.03)            --             --             --
         Distributions from realized gains                  --             --             --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                  --          (0.03)            --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    14.27     $    12.29     $    17.24     $    17.27     $    13.82
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                            16.11%        (28.47)%        (0.17)%        24.96%         (3.63)%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $   20,076     $   21,720     $   33,260     $   35,895     $   34,116
         Ratio of net operating expenses to
            average net assets (3)                        1.58%          1.91%          1.26%          1.51%          1.59%
         Ratio of net investment income (loss) to
            average net assets                           (1.06)%        (1.12)%         0.20%         (1.07)%        (1.05)%
         Portfolio Turnover Rate                           151%           200%           167%           104%           125%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.57% for the year ended August 31, 2010; 2.00% for the year ended August 31, 2009; 1.52% for the year ended August 31, 2008; 1.43% for the year ended August 31, 2007; and 1.52% for the year ended August 31, 2006.
(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.61% for the year ended August 31, 2010; 1.91% for the year ended August 31, 2009; 1.28% for the year ended August 31, 2008; 1.53% for the year ended August 31, 2007; and 1.59% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      MID CAPITALIZATION PORTFOLIO - CLASS I SHARES
                                                    -------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,        AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)           2007(1)        2006(1)
                                                    ----------     ----------     ----------        ----------     ----------
Net Asset Value, Beginning of Period                $     7.73     $     9.28     $    10.42        $    11.04     $    12.96
                                                    ----------     ----------     ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.05)         (0.03)         (0.03)            (0.04)         (0.11)
         Net realized and unrealized gain (loss)          0.21          (1.52)         (0.33)             1.93           0.04
                                                    ----------     ----------     ----------        ----------     ----------
         Total from investment operations                 0.16          (1.55)         (0.36)             1.89          (0.07)
                                                    ----------     ----------     ----------        ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --             --             --                --             --
         Distributions from realized gains                  --             --          (0.78)            (2.51)         (1.85)
                                                    ----------     ----------     ----------        ----------     ----------
         Total dividends and distributions                  --             --          (0.78)            (2.51)         (1.85)
                                                    ----------     ----------     ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $     7.89     $     7.73     $     9.28        $    10.42     $    11.04
                                                    ==========     ==========     ==========        ==========     ==========
TOTAL RETURN*                                             2.07%        (16.70)%        (3.59)%           19.19%         (0.62)%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $    8,643     $    9,594     $   12,964        $   11,571     $   10,469
         Ratio of net operating expenses to
            average net assets (3)                        2.17%          2.34%          1.40%(2)          1.61%          2.00%
         Ratio of net investment income (loss) to
            average net assets                           (0.64)%        (0.53)%        (0.30)%           (0.39)%        (0.94)%
         Portfolio Turnover Rate                           124%            88%            89%               78%           130%

                                                                           SMALL CAP PORTFOLIO - CLASS I SHARES
                                                          ----------------------------------------------------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                            2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                      $     6.31     $     9.06     $    12.14     $    13.05     $    15.63
                                                          ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                          (0.01)            --           0.02           0.03          (0.07)
         Net realized and unrealized gain (loss)                0.55          (1.89)         (0.32)          1.57           0.99
                                                          ----------     ----------     ----------     ----------     ----------
         Total from investment operations                       0.54          (1.89)         (0.30)          1.60           0.92
                                                          ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income                     --             --          (0.01)            --             --
         Distributions from realized gains                        --          (0.86)         (2.77)         (2.51)         (3.50)
                                                          ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                        --          (0.86)         (2.78)         (2.51)         (3.50)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                            $     6.85     $     6.31     $     9.06     $    12.14     $    13.05
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                                   8.56%        (19.18)%        (2.50)%        13.35%          6.99%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)                 $    9,737     $    6,976     $   11,124     $   14,919     $   16,175
         Ratio of net operating expenses to
            average net assets (4)                              1.72%          2.22%          1.66%          1.31%          1.85%
         Ratio of net investment income (loss) to
            average net assets adjusted for REIT income        (0.19)%         0.04%          0.25%          0.27%         (0.53)%
         Portfolio Turnover Rate                                  64%            77%            58%            42%            35%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 1.37% for the same period for the Mid Capitalization Portfolio.
(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.18% for the year ended August 31, 2010; 2.35% for the year ended August 31, 2009; 1.41% for the year ended August 31, 2008; 1.64% for the year ended August 31, 2007; and 2.03% for the year ended August 31, 2006.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 1.72% for the year ended August 31, 2010; 2.24% for the year ended August 31, 2009; 1.69% for the year ended August 31, 2008; 1.32% for the year ended August 31, 2007; and 1.85% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   INTERNATIONAL EQUITY PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,        AUGUST 31,        AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)           2008(1)           2007(1)        2006(1)
                                                    ----------     ----------        ----------        ----------     ----------
Net Asset Value, Beginning of Period                $     9.60     $    12.22        $    14.73        $    12.97     $    10.62
                                                    ----------     ----------        ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.11           0.14              0.14              0.13           0.04
         Net realized and unrealized gain (loss)          0.08          (2.59)            (2.49)             1.66           2.37
                                                    ----------     ----------        ----------        ----------     ----------
         Total from investment operations                 0.19          (2.45)            (2.35)             1.79           2.41
                                                    ----------     ----------        ----------        ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.15)         (0.17)            (0.16)            (0.03)         (0.06)
         Distributions from realized gains                  --             --                --                --             --
                                                    ----------     ----------        ----------        ----------     ----------
         Total dividends and distributions               (0.15)         (0.17)            (0.16)            (0.03)         (0.06)
                                                    ----------     ----------        ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $     9.64     $     9.60        $    12.22        $    14.73     $    12.97
                                                    ==========     ==========        ==========        ==========     ==========
TOTAL RETURN*                                             1.87%        (19.65)%          (16.16)%           13.82%         22.75%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $    7,418     $    6,410        $    8,867        $   14,108     $   13,507
         Ratio of net operating expenses to
            average net assets (3)                        2.25%          1.95%(2)          1.92%(2)          1.78%          1.91%
         Ratio of net investment income (loss) to
            average net assets                            1.06%          1.70%             1.00%             0.92%          0.32%
         Portfolio Turnover Rate                           160%            52%               70%               83%            69%

                                                                   HEALTH & BIOTECHNOLOGY PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,        AUGUST 31,        AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)           2008(1)           2007(1)        2006(1)
                                                    ----------     ----------        ----------        ----------     ----------
Net Asset Value, Beginning of Period                $    14.25     $    14.37        $    14.72        $    13.40     $    14.42
                                                    ----------     ----------        ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.14)         (0.13)            (0.14)            (0.17)         (0.22)
         Net realized and unrealized gain (loss)          0.91           0.01             (0.21)             1.49          (0.80)
                                                    ----------     ----------        ----------        ----------     ----------
         Total from investment operations                 0.77          (0.12)            (0.35)             1.32          (1.02)
                                                    ----------     ----------        ----------        ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --             --                --                --             --
         Distributions from realized gains                  --             --                --                --             --
                                                    ----------     ----------        ----------        ----------     ----------
         Total dividends and distributions                  --             --                --                --             --
                                                    ----------     ----------        ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    15.02     $    14.25        $    14.37        $    14.72     $    13.40
                                                    ==========     ==========        ==========        ==========     ==========
TOTAL RETURN*                                             5.40%         (0.84)%           (2.38)%            9.85%         (7.07)%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $    7,605     $    8,481        $    8,199        $    2,137     $    2,250
         Ratio of net operating expenses to
            average net assets (4)                        2.39%          2.55%(2)          2.29%(2)          2.10%          2.30%
         Ratio of net investment income (loss) to
            average net assets                           (0.87)%        (1.10)%           (1.02)%           (1.15)%        (1.55)%
         Portfolio Turnover Rate                            14%            27%               15%               25%            16%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% and 1.83% respectively for the same period for the Health & Biotechnology Portfolio.
(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.29% for the year ended August 31, 2010; 2.04% for the year ended August 31, 2009; 1.94% for the year ended August 31, 2008; 1.82% for the year ended August 31, 2007; and 1.91% for the year ended August 31, 2006.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.41% for the year ended August 31, 2010; 2.56% for the year ended August 31, 2009; 2.30% for the year ended August 31, 2008; 2.13% for the year ended August 31, 2007; and 2.38% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            TECHNOLOGY & COMMUNICATIONS PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                    2010(1)        2009(1)        2008(1)        2007(1)         2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $     8.01     $     9.09     $     9.95     $     7.47     $     7.55
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.23)         (0.15)         (0.15)         (0.15)         (0.15)
         Net realized and unrealized gain (loss)          2.88          (0.93)         (0.71)          2.63           0.07
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                 2.65          (1.08)         (0.86)          2.48          (0.08)
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --             --             --             --             --
         Distributions from realized gains                  --             --             --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                  --             --             --             --             --
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.66     $     8.01     $     9.09     $     9.95     $     7.47
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                            33.08%        (11.88)%        (8.64)%        33.20%         (1.06)%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $    8,651     $    6,507     $    7,317     $    3,915     $    1,914
         Ratio of net operating expenses to
            average net assets (2)                        2.67%          2.80%          2.29%          2.19%          2.30%
         Ratio of net investment income (loss) to
            average net assets                           (2.34)%        (2.32)%        (1.57)%        (1.73)%        (1.87)%
         Portfolio Turnover Rate                           334%           279%           314%           163%            99%

                                                                ENERGY & BASIC MATERIALS PORTFOLIO - CLASS I SHARES
                                                    -------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,        AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)           2007(1)        2006(1)
                                                    ----------     ----------     ----------        ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    10.72     $    27.64     $    34.71        $    29.93     $    27.43
                                                    ----------     ----------     ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.22)         (0.13)         (0.39)            (0.40)         (0.33)
         Net realized and unrealized gain (loss)          0.81         (11.23)          4.17              6.10           3.19
                                                    ----------     ----------     ----------        ----------     ----------
         Total from investment operations                 0.59         (11.36)          3.78              5.70           2.86
                                                    ----------     ----------     ----------        ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --             --             --                --             --
         Distributions from realized gains                  --          (5.56)        (10.85)            (0.92)         (0.36)
                                                    ----------     ----------     ----------        ----------     ----------
         Total dividends and distributions                  --          (5.56)        (10.85)            (0.92)         (0.36)
                                                    ----------     ----------     ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    11.31     $    10.72     $    27.64        $    34.71     $    29.93
                                                    ==========     ==========     ==========        ==========     ==========
TOTAL RETURN*                                             5.50%        (35.08)%        10.71%            19.48%         10.44%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $    3,143     $    3,090     $    3,931        $    3,144     $    3,632
         Ratio of net operating expenses to
            average net assets (4)                        2.64%          2.81%          2.26%(3)          2.29%          2.30%
         Ratio of net investment income (loss) to
            average net assets                           (1.77)%        (1.15)%        (1.28)%           (1.27)%        (1.09)%
         Portfolio Turnover Rate                            65%           130%           139%               87%            34%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.70% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; 2.39% for the year ended August 31, 2008; 2.22% for the year ended August 31, 2007; and 2.73% for the year ended August 31, 2006.
(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.21% for the same period for the Energy & Basic Materials Portfolio.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.64% for the year ended August 31, 2010; 3.00% for the year ended August 31, 2009; 2.30% for the year ended August 31, 2008; 2.31% for the year ended August 31, 2007; and 2.41%, for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                FINANCIAL SERVICES PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)        2007(1)        2006(1)
                                                    ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                $     6.36     $     8.58     $    12.13     $    13.50     $    12.66
                                                    ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                    (0.12)         (0.03)          0.01          (0.07)          0.03
         Net realized and unrealized gain (loss)         (0.63)         (2.19)         (2.41)          0.93           1.68
                                                    ----------     ----------     ----------     ----------     ----------
         Total from investment operations                (0.75)         (2.22)         (2.40)          0.86           1.71
                                                    ----------     ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income               --             --             --             --             --
         Distributions from realized gains                  --             --          (1.15)         (2.23)         (0.87)
                                                    ----------     ----------     ----------     ----------     ----------
         Total dividends and distributions                  --             --          (1.15)         (2.23)         (0.87)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $     5.61     $     6.36     $     8.58     $    12.13     $    13.50
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN*                                           (11.79)%       (25.87)%       (21.73)%         5.21%         13.74%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period  (000s)          $    1,216     $    1,124     $    1,450     $    1,520     $    1,478
         Ratio of net operating expenses to
            average net assets (2)                        2.99%          2.78%          2.29%          2.29%          2.30%
         Ratio of net investment income (loss) to
            average net assets                           (1.87)%        (0.54)%         0.13%         (0.49)%         0.24%
         Portfolio Turnover Rate                           104%            92%            87%            92%           159%

                                                               INVESTMENT QUALITY BOND PORTFOLIO - CLASS I SHARES
                                                    -------------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,        AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)           2007(1)        2006(1)
                                                    ----------     ----------     ----------        ----------     ----------
Net Asset Value, Beginning of Period                $    10.15     $     9.90     $     9.75        $     9.68     $     9.90
                                                    ----------     ----------     ----------        ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.31           0.28           0.36              0.33           0.29
         Net realized and unrealized gain (loss)          0.37           0.25           0.15              0.07          (0.16)
                                                    ----------     ----------     ----------        ----------     ----------
         Total from investment operations                 0.68           0.53           0.51              0.40           0.13
                                                    ----------     ----------     ----------        ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.31)         (0.28)         (0.36)            (0.33)         (0.29)
         Distributions from realized gains                  --             --             --                --          (0.06)
                                                    ----------     ----------     ----------        ----------     ----------
         Total dividends and distributions               (0.31)         (0.28)         (0.36)            (0.33)         (0.35)
                                                    ----------     ----------     ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.52     $    10.15     $     9.90        $     9.75     $     9.68
                                                    ==========     ==========     ==========        ==========     ==========
TOTAL RETURN*                                             6.78%          5.44%          5.30%             4.17%          1.31%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $   11,997     $   14,135     $   13,350        $   13,905     $   13,835
         Ratio of net operating expenses to
            average net assets (4)                        1.75%          1.69%          1.40%(3)          1.40%          1.40%
         Ratio of net investment income (loss) to
            average net assets                            2.99%          2.79%          3.66%             3.41%          2.98%
         Portfolio Turnover Rate                            31%            45%            39%               49%            35%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 3.81% for the year ended August 31, 2010; 4.17% for the year ended August 31, 2009; 3.29% for the year ended August 31, 2008; 3.42% for the year ended August 31, 2007; and 3.37% for the year ended August 31, 2006.
(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 1.36% for the same period for the Investment Quality Bond Portfolio.
(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio:
1.75% for the year ended August 31, 2010; 1.69% for the year ended August 31, 2009; 1.40% for the year ended August 31, 2008; 1.50% for the year ended August 31, 2007; and 1.66% for the year ended August 31, 2006.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   MUNICIPAL BOND PORTFOLIO - CLASS I SHARES
                                                    -----------------------------------------------------------------------
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,     AUGUST 31,      AUGUST 31,     AUGUST 31,
                                                      2010(1)        2009(1)        2008(1)         2007(1)        2006(1)
                                                    ----------     ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                $     9.68     $     9.93     $     9.99      $    10.19     $    10.41
                                                    ----------     ----------     ----------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.19           0.25           0.32            0.32           0.32
         Net realized and unrealized gain (loss)          0.38          (0.11)          0.00**         (0.19)         (0.19)
                                                    ----------     ----------     ----------      ----------     ----------
         Total from investment operations                 0.57           0.14           0.32            0.13           0.13
                                                    ----------     ----------     ----------      ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.19)         (0.25)         (0.32)          (0.32)         (0.32)
         Distributions from realized gains                  --          (0.14)         (0.06)          (0.01)         (0.03)
                                                    ----------     ----------     ----------      ----------     ----------
         Total dividends and distributions               (0.19)         (0.39)         (0.38)          (0.33)         (0.35)
                                                    ----------     ----------     ----------      ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $    10.06     $     9.68     $     9.93      $     9.99     $    10.19
                                                    ==========     ==========     ==========      ==========     ==========
TOTAL RETURN*                                             6.00%          1.22%          3.24%           1.33%          1.30%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $    3,089     $    2,512     $    3,067      $    4,173     $    4,849
         Ratio of net operating expenses to
            average net assets (2)                        1.90%          1.74%          1.40%           1.40%          1.40%
         Ratio of net investment income (loss) to
            average net assets                            1.96%          2.55%          3.16%           3.21%          3.16%
         Portfolio Turnover Rate                            17%            26%             3%             33%            19%

                                                                 U.S. GOVERNMENT MONEY MARKET PORTFOLIO - CLASS I SHARES
                                                    ----------------------------------------------------------------------------
                                                    YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,        AUGUST 31,        AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                      2010(1)           2009(1)           2008(1)        2007(1)        2006(1)
                                                    ----------        ----------        ----------     ----------     ----------
Net Asset Value, Beginning of Period                $     1.00        $     1.00        $     1.00     $     1.00     $     1.00
                                                    ----------        ----------        ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
         Net investment income (loss)                     0.00**            0.00**            0.02           0.04           0.03
         Net realized and unrealized gain (loss)            --                --                --             --             --
                                                    ----------        ----------        ----------     ----------     ----------
         Total from investment operations                 0.00**            0.00**            0.02           0.04           0.03
                                                    ----------        ----------        ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS:
         Dividends from net investment income            (0.00)**          (0.00)**          (0.02)         (0.04)         (0.03)
         Distributions from realized gains                  --                --                --             --             --
                                                    ----------        ----------        ----------     ----------     ----------
         Total dividends and distributions               (0.00)**          (0.00)**          (0.02)         (0.04)         (0.03)
                                                    ----------        ----------        ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $     1.00        $     1.00        $     1.00     $     1.00     $     1.00
                                                    ==========        ==========        ==========     ==========     ==========
TOTAL RETURN*                                             0.01%             0.10%             2.07%          4.10%          3.31%
RATIOS AND SUPPLEMENTAL DATA:
         Net assets, end of period (000s)           $   19,253        $   26,827        $   26,601     $   16,027     $   17,339
         Ratio of net operating expenses to
            average net assets (3)                        0.15%(4)          0.70%(4)          1.25%          1.25%          1.25%
         Ratio of net investment income (loss) to
            average net assets                            0.01%             0.09%             1.93%          4.07%          3.28%
         Portfolio Turnover Rate                           N/A               N/A               N/A            N/A            N/A

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.26% for the year ended August 31, 2010; 1.89% for the year ended August 31, 2009; 1.71% for the year ended August 31, 2008; 1.60% for the year ended August 31, 2007; and 2.16% for the year ended August 31, 2006.
(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market
Portfolio: 1.48% for the year ended August 31, 2010; 1.32% for the year ended August 31, 2009; 1.27% for the year ended August 31, 2008; 1.38% for the year ended August 31, 2007; and 1.63% for the year ended August 31, 2006.
(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010 and 0.78% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

                                      [LOGO]

                                 CLASS I SHARES

                       PROSPECTUS DATED DECEMBER 31, 2010

                          THE SARATOGA ADVANTAGE TRUST

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                      SGMXX

The SARATOGA ADVANTAGE TRUST is a mutual fund company. THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO (THE "PORTFOLIO") IS MANAGED BY SARATOGA CAPITAL MANAGEMENT, LLC (THE "MANAGER") AND ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

Shares of the Portfolio are available to investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

FUND SUMMARY
    INVESTMENT OBJECTIVE
FEES AND EXPENSES
    PRINCIPAL INVESTMENT STRATEGIES
    PRINCIPAL INVESTMENT RISKS
    PERFORMANCE
    MANAGER
    ADVISER
    PURCHASE AND SALE OF PORTOFLIO SHARES
    TAX INFORMATION
    PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
ADDITIONAL INFORMATON ABOUT INVESTMENT STRATEGIES AND RELATED RISKS PORTFOLIO HOLDINGS
MANAGEMENT
SHAREHOLDER INFORMATION AND PRICING OF PORTFOLIO SHARES
    PURCHASE OF SHARES
    FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
    REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees                                                           0.475%
Distribution and/or Service (12b-1) Fees                                   NONE
Other Expenses                                                            1.005%
Total Annual Portfolio Operating Expenses (before
   expense reductions and/or reimbursements and fees reduced by
   recaptured commissions, net expenses are in footnote 1) (1)            1.48%

      (1) Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the relevant class of the Portfolio for up to three years from the date the fee or expense was incurred. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current Expense Cap. The Expense Cap for Class I shares of the Portfolio is 1.75%. For the fiscal year ended August 31, 2010, the net expense for the Portfolio was 0.15% (taking into account the expense reimbursement/reduction and commission recapture reduction of of 1.33%). The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE PORTFOLIO WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE PORTFOLIO FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, AND THE PORTFOLIO'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED UPON THESE ASSUMPTIONS YOUR COSTS, IF YOU HELD OR SOLD YOUR SHARES, AT THE END OF EACH PERIOD WOULD BE:

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
      ------            -------           -------          --------
       $151               $468             $808             $1,768

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

o U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
o Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration.
o Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the "Treasury") to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.
o Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

      In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL INVESTMENT RISKS: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments.. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

PERFORMANCE: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio's current 7-day yield by calling toll free 1-800-807-FUND.

 [The following table was represented as a bar chart in the printed material.]

                                 2000      5.28%
                                 2001      3.49%
                                 2002      0.88%
                                 2003      0.02%
                                 2004      0.23%
                                 2005      1.96%
                                 2006      3.80%
                                 2007      3.88%
                                 2008      1.01%
                                 2009      0.01%

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.38% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2009). For the period January 1, 2010 through September 30, 2010, the return for the Portfolio's Class I shares was 0.01%.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2009)

                                            1 YEAR      5 YEARS       10 YEARS
U.S. Government Money Market Portfolio:     0.01%        2012%           2.04%
90 Day T-Bills                              0.16%        2.95%           2.88%
Index: (Reflects no deduction for fees,
   expenses or taxes)
Lipper U.S. Treasury Money Market
   Index                                    0.04%        2.46%           2.36%

MANAGER: Saratoga Capital Management, LLC (the "Manager") serves as the Portfolio's Manager.

ADVISER: Milestone Capital Management, LLC ("Milestone" or the "Adviser") has served as Adviser to the Portfolio since June 2010. PURCHASE AND SALE OF PORTFOLIO SHARES: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to the Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Portfolio to sell any Portfolio security. The Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolio in addition to the principal risks described previously.

The risks set forth below are applicable to the Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. Investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

CONVERTIBLE SECURITIES. The Portfolio may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

PORTFOLIO HOLDINGS

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Trust's Statement of Additional Information.

The Trust discloses the Portfolio's top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust's next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects an Adviser for the Portfolio and supervises and monitors the performance of the Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit the Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Manager compensates the Adviser out of its management fee.

In addition, the Manager has agreed to compensate Dunham & Associates Investment Counsel, Inc. out if its management fee for certain dealer-related services.

Pursuant to the management agreement with the Portfolio, the Portfolio pays the Manager an annual management fee of 0.475% of daily net assets. The total amount of investment management fees payable by the Portfolio to the Manager may not be changed without shareholder approval.

ADVISER

The following sets forth certain information about the Adviser:

Milestone Capital Management, LLC ("Milestone"), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. Milestone, an independent investment management firm founded in 1994, is located at 115 East Putnam Avenue, Greenwich, Connecticut 06830. As of September 30, 2010, Milestone had approximately $1.5 billion in assets under management.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Management Agreement and the Advisory Agreement of the Portfolio is available in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 2010.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite #2, Omaha, Nebraska 68137 serves as the Trust's transfer agent.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of the Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to investors and to investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust.

The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

         The Saratoga Advantage Trust
         c/o Gemini Fund Services, LLC
         4020 South 147th Street, Suite #2
         Omaha, Nebraska 68137

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the transfer agent in "good order." This means that your request must include:

      o     The Fund and account number.

      o     The amount of the transaction (in dollars or shares).

      o     Accurately completed orders.

      o     Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares, or other fees. The amount and applicability of such a fee is determined and disclosed to its customer by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

ADVISORY PROGRAMS. Shares of the Portfolio are available for purchase by certain registered investment advisers. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolio for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. The minimum initial investment in the Trust is $10,000. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Adviser or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests that it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASE AND REDEMPTIONS OF TRUST SHARES

"Market-timing" often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and "market-timing" may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust's Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Investments in certain types of securities may also be susceptible to short-term trading strategies. Short term trading strategies also present certain risks based on the Portfolio's investment objective, strategies and policies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). To the extent that the Portfolio invests in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. The Trust's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Summary of Trust Expenses," "Purchase of Shares" and "Redemption of Shares" sections of this Prospectus. Except as described in these sections, the Trust's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust's policies contained in this Prospectus and in the Trust's Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers' trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary's customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

WRITTEN REDEMPTION REQUESTS. To redeem shares by mail, send a written redemption request in proper form to:

                         REGULAR/EXPRESS/OVERNIGHT MAIL
                          The Saratoga Advantage Trust
                          c/o Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                              Omaha, Nebraska 68137

REDEEMING BY TELEPHONE. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

WHEN REDEMPTIONS ARE SENT. Once the Trust receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

GOOD ORDER. Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

MEDALLION SIGNATURE GUARANTEE. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

       1. Re-registration of the account.
       2. Changing bank wiring instructions on the account.
       3. Name change on the account.
       4. Setting up/changing systematic withdrawal plan to a secondary address.
       5. Redemptions greater than $100,000.
       6. Any redemption check that is being mailed to a different address than the address of record.
       7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

Financial Intermediaries of omnibus accounts generally do not identify customers' trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust's portfolios by the Financial Intermediary's customers and to collect the portfolios' redemption fee, if any, from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust's restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective net asset values. Please refer to the Prospectus for that other portfolio with respect to the fees and expenses of investing in shares of that portfolio. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS
Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined for the Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of the Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the Portfolio will be declared daily and paid monthly. Shareholders of the Portfolio receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Distributions of any net realized long-term and short-term capital gains earned by the Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state's rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Prior to January 1, 2013, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a portfolio's shares and reinvests in that portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio's shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options. Any such payments will not change the net asset value of the price of the Portfolio's shares.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

      The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

      The financial highlights for the fiscal years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007, and August 31, 2006 have been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio's financial statements are included in the Trust's August 31, 2010 Annual Report, which is available upon request.

            NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST
                   (INCLUDING NOTICE TO CALIFORNIA RESIDENTS)

      The Saratoga Advantage Trust (the "Trust") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary. If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

                                 CLASS I SHARES
                                   PROSPECTUS

                                     [LOGO]

Additional information about the Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

         The Trust's Investment Company Act file number is 811-08542.

                          THE SARATOGA ADVANTAGE TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 2010



INCOME PORTFOLIOS:                      EQUITY PORTFOLIOS:

U.S. Government Money Market Portfolio  Large Capitalization Value Portfolio
Investment Quality Bond Portfolio       Large Capitalization Growth Portfolio
Municipal Bond Portfolio                Mid Capitalization Portfolio
                                        Small Capitalization Portfolio
                                        International Equity Portfolio
                                        Health & Biotechnology Portfolio
                                        Technology & Communications Portfolio
                                        Financial Services Portfolio
                                        Energy & Basic Materials Portfolio

(each a "Portfolio" and collectively the "Portfolios")

This STATEMENT OF ADDITIONAL INFORMATION ("SAI") is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Saratoga Advantage Trust's (the "Trust") Class I PROSPECTUS, Class A PROSPECTUS, Class B PROSPECTUS and Class C PROSPECTUS, each dated December 31, 2010. A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

The Trust's audited financial statements for the fiscal year ended August 31, 2010, with respect to the Portfolios, including notes thereto and the report of Tait, Weller & Baker LLP, are herein incorporated by reference from the Trust's annual report.

To obtain copies of any of the Trust's Prospectuses and/or Annual or Semi-Annual Shareholder Reports free of charge, please write Saratoga Capital Management, LLC, 1101 Stewart Avenue, Suite 207, Garden City, New York 11530-4808 or call toll free at 1-800-807-FUND (1-800-807-3863).

TABLE OF CONTENTS
PAGE


FUND HISTORY
INVESTMENT OF THE TRUST'S ASSETS AND RELATED RISKS
         INVESTMENT RESTRICTIONS
PORTFOLIO HOLDINGS DISCLOSURE POLICY
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS TRUSTEES AND OFFICERS
MANAGEMENT AND OTHER SERVICES
DETERMINATION OF NET ASSET VALUE
CERTAIN TAX CONSIDERATIONS
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A - RATINGS
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST
                   (INCLUDING NOTICE TO CALIFORNIA RESIDENTS)

The Saratoga Advantage Trust (the "Trust") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or unaffiliated third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as the Trust's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. We may report information to credit bureaus, in appropriate cases, and share information with government agencies and law enforcement, as necessary. If you have any questions concerning the information we have about you, your transactions or your accounts, please contact us at 1-800-807-FUND.

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Portfolios are advised by investment advisers, also referred to herein as Advisers, managed and supervised by Saratoga Capital Management, LLC ("Saratoga" or the "Manager").

INVESTMENT OF THE TRUST'S ASSETS AND RELATED RISKS

The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainder of the Portfolios are diversified funds within the meaning of the 1940 Act.

The investment objective and policies of each Portfolio are described in the Prospectuses. A further description of each Portfolio's investments and investment methods appears below. Principal investments of each Portfolio are described in each Prospectus. Except as indicated by an asterisk (*) each of the investments below is not considered principal by a Portfolio.

RECENT MARKET EVENTS. During 2008 and 2009, U.S. and international markets experienced dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which certain Portfolios may invest have increased.

EQUITY SECURITIES.* An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio's holdings.


CONVERTIBLE SECURITIES.* Certain Portfolios may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

WARRANTS. Certain Portfolios may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio's entire investment therein).

OTHER INVESTMENT COMPANIES. Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds ("ETFs"). A Portfolio's investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. A Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the Securities and Exchange Commission ("SEC") and approved by the Board of Trustees of the Trust (the "Board" or "Board of Trustees"). Section 12(d)(1) of the 1940 Act precludes a Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. ("FINRA") rules.

If a Portfolio invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. Other rules under the 1940 Act and SEC exemptive orders on which the Portfolios may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

EXCHANGE-TRADED FUNDS.* An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index based ETFs, they are generally sold and redeemed only once per day at market close. Broad securities market index ETFs include Standard & Poor's Depository Receipts ("SPDRs"), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index. The ETFs in which the Portfolio may invest may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in "Exchange-Traded Funds" below: (1) the market price of the ETF's shares may trade at a discount to their net asset value ("NAV"); (2) an active trading market for an ETF's shares may not develop or be maintained; or
(3) trading of an ETF's shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.


Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.


ZERO-COUPON SECURITIES. Certain Portfolios may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer's perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

BELOW INVESTMENT GRADE DEBT SECURITIES. Certain Portfolios may invest in debt securities that are rated below "investment grade" by Standard and Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") or, if unrated, are deemed by the Advisers to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's, Moody's, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio's investment objective may be more dependent on an Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of each Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

INFLATION-INDEXED BONDS.* Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the "Treasury") and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index ("CPI") accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certain Portfolios may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS.* Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are secured by groups of individual mortgages but are similar to conventional bonds where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

The commercial paper obligations that the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectuses, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions described under "Investment Restrictions." Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

UNREGISTERED SECURITIES. Notwithstanding the above, the Portfolios each may purchase securities, which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Adviser, under the supervision of the Board of Trustees, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio's restriction of investing no more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks"). Congress has temporarily increased FDIC deposit insurance from $100,000 to $250,000 per depositor through December 31, 2013. A Portfolio may, within the limits set forth in the Prospectuses, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section "Illiquid or Restricted Securities" above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

BORROWING. The Portfolios may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Portfolio's net asset value and on the Portfolio's investments. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, the Portfolio's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Portfolio may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss off rights in the collateral should the borrower fail financially. The Trust's custodian bank arranges for each Portfolio's securities loans and manages collateral received in connection with these loans.

WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% (5% in the case of the U.S. Government Money Market Portfolio) of the net assets of a Portfolio would be so committed. This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, a Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leveraging may cause a portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

HEDGING. Certain Portfolios may use certain Hedging Instruments. To engage in short hedging, a Portfolio would, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it ("Portfolio securities") or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that a Portfolio may use is provided below.

FINANCIAL FUTURES.* No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

     Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of Portfolio shares may be subject to greater volatility to the extent it invests in commodity futures.

     Currency Futures. A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Portfolio.

     Index Futures. A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of stocks comprising the index is made.

     Interest Rate Futures. An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are Treasury futures and Eurodollar Futures Contracts. The specified security for Treasury futures is a Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures. A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS.* When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for over-the-counter ("OTC") options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the Portfolio's limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its

Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio's Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.


Currently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion with the Commodity Futures Trading Commission ("CFTC") from regulation as a commodity pool operator. In connection with their management of the Portfolios, the Manager and the Advisers who trade in futures have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, are not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Trust and each Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth herein. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectuses and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading "Certain Tax Considerations."

SWAP AGREEMENTS.* Certain Portfolios may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other investments without actually purchasing those securities or instruments, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Trust's custodian bank, The Bank of New York Mellon (the "Custodian"). A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio's illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Manager and/or Adviser believes that the other party to the transaction is creditworthy. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Commonly used swap agreements include:

      Credit Default Swaps ("CDS"). An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

A Portfolio may buy a CDS (buy credit protection). In this type of transaction, the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the "Reference Obligation"). If a credit event occurs for the Reference Obligation, the Portfolio would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the

Reference Obligation to the Portfolio. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Portfolio may sell a CDS (sell credit protection). In this type of transaction, the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Portfolio receives the premium payments over the life of the contract, and no other exchange occurs.

      Credit Default Index ("CDX"). A CDX is an index of CDS. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities (such as CDS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

      Currency Swap. An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

      Interest Rate Swap. An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount.

      Total Return Swap. An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

EXPOSURE TO FOREIGN MARKETS.* Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio's interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio's net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions.

Certain Portfolios may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

TYPES OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO MAY INVEST.* As discussed in the Prospectuses, the International Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities. The International Equity Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolio invests in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen. The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolios are authorized to invest. The return on the Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company's assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

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



FOREIGN CURRENCY TRANSACTIONS.* When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio's positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio will segregate on its books, U.S. Government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although each Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading "Certain Tax Considerations."

ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this SAI. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to each of the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor its Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

MORTGAGE PASS-THROUGH SECURITIES.* Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association ("Ginnie Mae") are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Association ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. Government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Portfolio may invest, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL NOTES.* For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

MUNICIPAL BONDS.* Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS.* Each Portfolio may invest without limit in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio's Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. Certain Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). Each Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by large account holders of their shares in a Portfolio may impact the Portfolio's liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Adviser or Manager would otherwise not choose to sell, which may negatively impact the Portfolio's performance, as well as increase the Portfolio's trading costs and its taxable distributions to shareholders.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

A Portfolio's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Portfolio. As used in this SAI, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

The investment objective of each Portfolio, in addition to the investment restrictions listed below, is fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Portfolio may not:

      1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

      2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

      3. Invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

      (iii) the Financial Services Portfolio will invest at least 25% of its assets in securities of financial services companies, as well as related services and technology companies; and

      (iv) the Energy & Basic Materials Portfolio will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries;

      4. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

      5. Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectuses;

      6. Invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

      7. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

      8. Purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or NYSE Amex Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

      9. Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

      10. Issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into repurchase agreements; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities; or

      11. Make loans to any person or individual, except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein.

THE FOLLOWING ARE ALSO FUNDAMENTAL INVESTMENT RESTRICTIONS:

Each Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the limitations and restrictions applicable to borrowings and illiquid securities, which are ongoing.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

The 80% investment policies noted in the Prospectuses of certain Portfolios are also non-fundamental, but require60 days' prior written notice to shareholders before they can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, Saratoga may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust's and Saratoga's fiduciary duties to Trust shareholders. Saratoga may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by Saratoga or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or Saratoga (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio's portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust's fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain each Portfolio's portfolio holdings within two months of the Trust's first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure. Each Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust's website a profile of each Portfolio, which typically includes the respective Portfolio's top holdings.

Each Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.


In order to comply with amendments to Rule 2a-7, information concerning the U.S. Government Money Market Portfolio's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its website, www.saratogacap.com, within five business days after the end of each month. The Portfolio also files more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filings and a link to the SEC filing will be posted on the U.S. Government Money Market Portfolio's website referenced above.

The Trust's Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, post-effective amendments and the Trust's website to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS. To the knowledge of the Trust, the following were beneficial owners of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of December 1, 2010. Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Portfolios are deemed to be control persons ("Control Persons").



TITLE OF PORTFOLIO/CLASS      NAME AND ADDRESS           NUMBER OF SHARES     NUMBER OF SHARES    PERCENTAGE
------------------------      ----------------           -----------------    -----------------   -----------
                                                         OWNED OF RECORD      OWNED BENEFICIALLY  HELD OF RECORD
                                                         ---------------      ------------------  --------------


U.S. Government Money Market  Carol Doubert                    26,489                                 25.72%
Portfolio -                   2611West 2nd Street
Class A                       Brooklyn, NY 11223

                              Janney Montgomery Scott                               25,001            24.27%
                              ------------------------
                              LLC
                              ---
                              1801 Market Street
                              ------------------
                              Philadelphia, PA 19103
                              ----------------------
                              Raymond James & Assoc.                                19,199            18.64%
                              ----------------------
                              FBO Freeman IRA
                              ---------------
                              109 Fulton St.
                              ---------------
                              Darlington, SC 29532
                              --------------------

                              Raymond James & Assoc.                                17,002            16.51%
                              ----------------------
                              FBO Dodge  IRA
                              P.O. Box 13407
                              Florence, SC 29504

                              Charles T. Kishaba                 14,209                               13.79%
                              36 Mountain View St.
                              Irvine, CA 92603


Municipal Bond Portfolio      Lybass Oregon                      4,473                                25.81%
- Class A                     1409 Windsor Pl.
                              Jacksonville, FL 32205

                              Corr Marital Tr                    3,817                                22.03%
                              Clatter Bridge Rd.
                              Ocala, Fl 34471

                              Ghumman Kulbir                                                          21.74%
                              10983 SW 89th Ave.
                              Ocala, FL 34481



                                       34


                              Corr Family Ltd.                  3,343                                 19.29%
                              Clatter Bridge Rd.
                              Ocala, Fl 34471

                              First Clearing, LLC                                   1,853             10.69%
                              112 San Marita Way
                              Palm Beach Gardens, FL
                              33418

Investment Quality Bond       Janney Montgomery Scott                               3,238             36.90%
Portfolio - Class A           LLC
                              1801 Market St.
                              Philadelphia, PA 19103

                                                                                    1,662             18.93%
                              Carol Doubert                     1,354                                 15.43%
                              2611West 2nd Street
                              Brooklyn, NY 11223

                              Shari L. Collins                  1,238                                 14.10%
                              ----------------
                              P.O. Box 431
                              ------------
                              Hyde, PA 16843
                              --------------

                              Raymond James & Assoc.                                1,211             13.80%
                              ----------------------
                              FBO Dodge  IRA
                              P.O. Box 13407
                              Florence, SC 29504


Large Capitalization Growth   Feinstein Foundation             72,579                                 63.59%
                              --------------------
Portfolio - Class A           P.O. Box 2052
                              -------------
                              Jersey City, NJ 07303
                              ---------------------

Large Capitalization Value    Raymond James & Assoc.                                2,702             44.05%
                              ----------------------
Portfolio - Class A           FBO Freeman IRA
                              ---------------
                              109 Fulton St.
                              ---------------
                              Darlington, SC 29532
                              --------------------

                              Raymond James & Assoc.                                1,866             30.43%
                              ----------------------
                              FBO Dodge  IRA
                              P.O. Box 13407
                              Florence, SC 29504

                              First Clearing, LLC                                    413              6.73%
                              P.O. Box 432
                              Crested Butte, CO 81224

Mid Capitalization            John Armou                       30.627                                 10.74%
 Portfolio -                  4879 NW 83rd Ct.
Class A                       Ocala, FL 34482

Small Capitalization          Raymond James & Assoc.                                1,686             56.93%
                              ----------------------
Portfolio- Class A            FBO Freeman IRA
                              ---------------
                              109 Fulton St.
                              ---------------
                              Darlington, SC 29532
                              --------------------


                                       35



                              Raymond James & Assoc.                                1,045             35.29%
                              ----------------------
                              FBO Dodge  IRA
                              P.O. Box 13407
                              Florence, SC 29504

International Equity          Raymond James & Assoc.                                 960              39.58%
                              ----------------------
Portfolio - Class A           FBO Freeman IRA
                              ---------------
                              109 Fulton St.
                              ---------------
                              Darlington, SC 29532
                              --------------------

                              Raymond James & Assoc.                                 534              22.02%
                              ----------------------
                              FBO Dodge  IRA
                              P.O. Box 13407
                              Florence, SC 29504

                              Pershing                                               251              12.17%
                              P.O. Box 2052
                              Jersey City, NJ 07303

                              Del Charter Guarantee                                  191              7.87%
                              1410 Central St. #1E
                              Evanston, IL 60201

Financial Services Portfolio  Velez & Dialy Gonzalez            3,171                                 8.53%
- Class A                     Cervoni JTTEN
                              Ciudad Jardin II
                              138 Calle Begonia
                              Toa Alta, PR 00953

                              UBS Financial Services                                2,403             6.46%
                              FBO Katherine Gonzalez
                              250 Munox Rivera Ave.
                              San Juan, PR 00918

                              Rincomrcg                         1,964                                 5.28%
                              P.O. Box 360696
                              San Juan, PR 00936

                              Pershing FBO                                          5,780             15.59%
                              T. Perez Quevedo
                              P.O. Box 2052
                              Jersey City, NJ 07303

                              Ameritrade Inc. FBO                                   2,251             6.05%
                              P.O. Box 2226
                              Omaha, NE 68103
                              LPL Financial                                         3,591             9.65%
                              9785 Towne Centre Drive
                              San Diego, CA 92121

                                       36



                              Pershing LLC                                          2,514             6.76%
                              P.O. Box 2052
                              Jersey City, NJ 07303

Techonology & Communications  William Rodgers                  99, 936                                5.80%
 Portfolio - Class A          P.O. Box 2052
                              Jersey City, NJ 07303

Energy & Basic Materials      Pershing                                              13,089            8.06%
Portfolio - Class A           FBO Milton Cofresi Jr
                              P.O. Box 2052
                              Jersey City, NJ 07303

                              Marj They                         9,482                                 5.84%
                              237 Norman Dr.
                              Cranberry Twp., PA 16066

U.S. Government Money Market  Scott Callahan                    2,384                                 17.72%
 Portfolio - Class B          509 Poplar Avenue
                              Royal Oak, MI 48073

                              Rohanlall Nandlall                3,735                                 27.76%
                              1612 Walnut Ridge Circle
                              Canton, MI 48187


                              National Financial                                    1,539             11.44%
                              Services
                              FMT CO Cust IRA
                              FBO Eric B. Reynolds
                              400 W. 150th St.
                              New York, NY 10031

                              Beth Callahan                     1,917                                 14.25%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Melinda Callahan                   874                                  6.49%
                              780 Wagner Dr.
                              Rochester, MI 48307

                              Joseph N. Campbell                 782                                  5.81%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Debra M. Campbell                  782                                  5.81%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Michael Raupp                      809                                  6.01%
                              13332 Netherwood St.
                              Southgate, MI 48195

Municipal Bond Portfolio -    Melinda Callahan                   234                                 100.00%
Class B                       780 Wagner Dr.
                              Rochester, MI 48307

                                       37



Investment Quality Bond       Beth Callahan                      304                                  21.0%
Portfolio - Class B           509 Poplar Avenue
                              Royal Oak, MI 48073

                              Melinda Callahan                   230                                  15.88%
                              780 Wagner Dr.
                              Rochester, MI 48307

                              Rohanlall Nandlall                 310                                  21.40%
                              1612 Walnut Ridge Circle
                              Canton, MI 48187

                              Scott Callahan                     175                                  12.06%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Joseph N. Campbell                 76                                   5.27%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Debra M. Campbell                  76                                   5.27%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              National Financial                              158                     10.88%
                              Services
                              FMT CO Cust IRA
                              FBO Eric B. Reynolds
                              400 W. 150th St.
                              New York, NY 10031

Large Capitalization Growth   Beth Callahan                      422                                  16.8%
Portfolio - Class B           509 Poplar Avenue
                              Royal Oak, MI 48073

                              Robert W. Lipsitz                  177                                  7.04%
                              7865 Lindenmere Dr.
                              Bloomfield Hills, MI
                              48301

                              Rohanlall Nandlall                 337                                  13.40%
                              1612 Walnut Ridge Circle
                              Canton, MI 48187

                              Scott Callahan                     225                                  8.95%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Joseph N. Campbell                 130                                  5.19%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Debra M. Campbell                  130                                  5.19%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                                       38



                              National Financial                                     151              6.02%
                              Services
                              FMT CO Cust IRA
                              FBO Eric B. Reynolds
                              400 W. 150th St.
                              New York, NY 10031

                              Dr. Sal Palazzolo                  354                                  14.09%
                              501 North Broadway
                              St. Louis, MO 63102

Large Capitalization Value    Charles Hughes                     280                                  7.16%
Portfolio - Class B           1894 Hempstead
                              Troy, MI 48083

                              Beth Callahan                      569                                  14.51%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Robert W. Lipsitz                  248                                  6.32%
                              7865 Lindenmere Dr.
                              Bloomfield Hills, MI
                              48301

                              Joan R. Lipsitz                    254                                  6.49%
                              7865 Lindenmere Dr.
                              Bloomfield Hills, MI
                              48301

                              Rohanlall Nandlall                 483                                  12.32%
                              1612 Walnut Ridge Circle
                              Canton, MI 48187

                              Scott Callahan                     323                                  8.24%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              FMT CO Cust IRA                                        205              5.23%
                              FBO Eric B. Reynolds
                              400 W. 150th St.
                              New York, NY 10031

                              Dr. Sal Palazzolo                  506                                  12.92%
                              501 North Broadway
                              St. Louis, MO 63102

Mid Capitalization            Charles Hughes                     398                                  7.14%
Portfolio - Class B           1894 Hempstead
                              Troy, MI 48083

                              Beth Callahan                      521                                  9.35%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Rohanlall Nandlall                 435                                  7.80%
                              1612 Walnut Ridge Circle
                              Canton, MI 48187

                                       39



                              Scott Callahan                     291                                  5.23%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              NFSC FBO Edward                                 1,322                   23.74%
                              Yanishefsky
                              2626 Homecrest Ave.
                              Brooklyn, NY 11235

                              Kathleen Makowsky                  702                                  12.60%
                              1 Bel Air Court
                              Oyster Bay, NY 11771

                              Dr. Sal Palazzolo                  423                                  7.59%
                              501 North Broadway
                              St. Louis, MO 63102

Small Capitalization          Charles Hughes                     549                                  9.30%
Portfolio - Class B           1894 Hempstead
                              Troy, MI 48083

                              Beth Callahan                      792                                  13.40%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              NFSC FBO Edward                                 1,718                   29.08%
                              Yanishefsky
                              2626 Homecrest Ave.
                              Brooklyn, NY 11235

                              Dr. Sal Palazzolo                  780                                  13.54%
                              501 North Broadway
                              St. Louis, MO 63102

International Equity          MaryAnn Apostolou                  111                                  5.54%
Portfolio -                   15 Cherry Pl.
Class B                       Manasquan, NJ 08736

                              Harry E. Carter                    101                                  5.06%
                              2353 Pleasant Ridge
                              Howell, MI 48843

                              Charles Hughes                     151                                  7.57%
                              1894 Hempstead
                              Troy, MI 48083

                              Beth Callahan                      385                                  19.26%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Scott Callahan                     100                                  5.01%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Joseph N. Campbell                 169                                  8.45%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                                       40



                              Debra M. Campbell                  169                                  8.45%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Dr. Sal Palazzolo                  453                                  22.67%
                              501 North Broadway
                              St. Louis, MO 63102

Financial Services            Beth Callahan                      127                                  16.44%
Portfolio-                    509 Poplar Avenue
Class B                       Royal Oak, MI 48073

                              Robert W. Lipsitz                  52                                   6.71%
                              7865 Lindenmere Dr.
                              Bloomfield Hills, MI
                              48301

                              Scott Callahan                     77                                   9.93%
                              509 Poplar Avenue
                              Royal Oak, MI 48073

                              Joseph N. Campbell                 55                                   7.17%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Debra M. Campbell                  55                                   7.17%
                              601 Hawksmoore Dr.
                              Clarkston, MI 48348

                              Painewebber FBO                                 131                     16.87%
                              7470 NW 37th Ct.
                              Lauderhill, FL 33319

                              Painewebber FBO 10008                           57                      7.40%
                              Willow Leaf Lane
                              Cornelius, NC 28031

                              Dr. Sal Palazzolo                  139                                  18.0%
                              501 North Broadway
                              St. Louis, MO 63102

Energy & Basic Materials      LPL                                501                                  9.24%
Portfolio -                   9785 Towne Centre Drive
Class B                       San Diego,CA 92121

                              Elizabeth Lattimore                622                                  11.45%
                              7630 Creekwood Estate Dr.
                              Ontario, NY 14519

                              Painewebber FBO                                 790                     14.56%
                              757 Fairhaven Drive
                              North Palm Beach, FL
                              33408

                                       41



                              NFSC FBO Michael Myers                          278                     5.12%
                              10466 Hunters Creek CT.
                              Jacksonville, FL 32256

                              UBS Financial Services                          853                     15.72%
                              Inc. FBC
                              925 Armistice Blvd.
                              Pawtucket, RI 02861

Health & Biotechnology        Donaldson                                       1,148                   9.30%
Portfolio  - Class B          P.O. Box 2052
                              Jersey City, NJ 07303

                              Merrill Lynch Pierce                            1,625                   13.16%
                              Fenner Smith
                              4800 Deer Lake Drive East
                              Jacksonville, FL 32246

                              Dorothy Rutowski                  3,175                                 25.72%
                              Christine Rutowski
                              1801 Market Street
                              Philadelphia, PA 19103

                              Ameritrade Inc                                  1,601                   12.97%
                              FBO 8862706891
                              P.O. Box 2226
                              Omaha, NE 68103

Technology & Communications   Cymbacher                          958                                  5.76%
Portfolio - Class B           7831 Parmaview Ln.
                              Parma, OH 44134

                              Joanna Gircys Vilpors              922                                  5.55%
                              136 Seascape Ave.
                              Middletown, RI 02842

                              Timothy Panfil                    1,034                                 6.22%
                              177 W. Kathleen Dr.
                              Des Plaines, Il 60016

                              Wendy Konofalski-Rader            3,202                                 19.2%
                              11025 NE 96th St.
                              Kirkland, WA 98033

                              Larry Majors                       947                                  5.70%
                              14219 Caminito Vistana
                              San Diego, CA 92130

                              Merrill Lynch Pierce                            2,409                   14.50%
                              Fenner Smith
                              4800 Deer Lake Drive East
                              Jacksonville, FL 32246

                                       42



U.S. Government Money Market  Raymond Cowden                   54,609                                 14.53%
Portfolio - Class C           P.O. Box 913
                              Tehachapi, CA 93581

                              Judith Goldberg                  45,003                                 11.97%
                              15171 SE 73r Ave.
                              Summerfield, FL 34491

Municipal Bond Portfolio-     Jeanette & Barry                  5,656                                 15.82%
Class C                       Barbararsch
                              226-17 Hillside Ave
                              Queens Village, NY 11427

                              Ellen Marks                      15,686                                 43.86%
                              4734 Lucerne Lakes Blvd
                              Lake Worth, FL 33467

                              Anthony Spadafora                 5,494                                 15.36%
                              1954 East 34th Street
                              Brooklyn, NY 11234-4819

Investment Quality Bond       Donna Anderson                    4,994                                 9.58%
Portfolio- Class C            319 Lake Ave.
                              Bridgeport, CT 06605

                              Scott Passman                     8,655                                 16.60%
                              105 Carriage Court
                              Plymouth Meeting, PA
                              19462

                              RBC Capital Markets Corp                        2,749                   5.27%
                              FBO
                              302 W Berckman
                              Fruitland Park, FL 34731

                              Judith Goldberg                   3,314                                 6.36%
                              15171 SE 73rd Ave.
                              Summerfield, FL 34491

Large Cap Growth Portfolio -  Scott Passman                     8,815                                 11.75%
Class C                       105 Carriage Court
                              Plymouth Meeting, PA
                              19462

Large Cap Value Portfolio -   Paulette Laubsch                  5,283                                 7.49%
Class C                       PO Box 321
                              Vineland, NJ 08362

                              The MHK Family Trust              3,771                                 5.35%
                              1649 E. Desert Willow Dr.
                              Phoenix, AZ 85048

                                       43



Mid Capitalization Portfolio  David A. Bruening IRA             2,383                                 6.49%
- Class C                     142 Astor Dr.
                              Harleysville, PA 19438

                              Scott Passman                     6,248                                 17.01%
                              105 Carriage Court
                              Plymouth Meeting, PA
                              19462

Small Cap Portfolio -         Scott Passman                     4,889                                 5.76%
Class C                       105 Carriage Court
                              Plymouth Meeting, PA
                              19462

                              Paulette Laubsch                  8,340                                 9.83%
                              PO Box 321
                              Vineland, NJ 08362

International Equity          Scott Passman                     2,515                                 7.37%
Portfolio - Class C           105 Carriage Court
                              Plymouth Meeting, PA
                              19462

                              Paulette Laubsch                  4,955                                 14.52%
                              PO Box 321
                              Vineland, NJ 08362

                              NFS LLC FEBO                                    3,200                   9.38%
                              FBO James V.  Wurmnest
                              469 E. 1400N Rd.
                               Sibley, Ill 61773

Financial Services Portfolio  David A. Bruening IRA              350                                  5.81%
- Class C                     142 Astor Dr.
                              Harleysville, PA 19438

                              Charles Bradley                   1,807                                 29.96%
                              1229 Foxden Rd.
                              Apopka, FL 32712-3009

                              Deborah P. Smith & CR              358                                  5.94%
                              Deborah P. Smith & Crwig
                              W. Smith Jt Ten
                              1145 S.E. 35th Terrace
                              Cape Coral, FL 33904

Energy & Basic Materials      Martin Alfano                     1,025                                 5.06%
Portfolio - Class C           38 Wildflower Circle
                              Stroudsburg, PA 18360

                              Richard Benjamin PSP              1,270                                 6.27%
                              107 Shadeland Ave.
                              Media, PA 19063

                              Scott Passman                     6,825                                 33.67%
                              105 Carriage Court
                              Plymouth Meeting, PA
                              19462

                                       44



                              Robert A. Florance                2,818                                 13.90%
                              172 Horne Way
                              Millbury, MA 01527

U.S. Government Money Market  Jeffrey Reddoch                 2,359,774                               12.34%
Portfolio                     104 Ramblewood Dr.
- Class I                     Lafayette, LA 70508

Municipal Bond Portfolio      Robert Theis                     26,568                                 7.10%
- Class I                     420 Cyprus Dr.
                              Los Altos, CA 94022

                              Myra H. Martin                   85,681                                 22.91%
                              160 Stephana Circle
                              Calera, Al 35040

                              Lawrence Trust                   50,580                                 13.52%
                              1640 N. Altadena Dr.
                              Pasadena, CA 91107

Large Capitalization Growth   Charles Schwab & Co.                            100,765                 7.29%
Portfolio - Class I           101 Montgomery Street
                              San Francsco, CA 94104

                              Omnibus-Reinvest/Reinvest                       88,544                  6.40%
                              1555 N. Rivercenter Dr.
                              Ste 302
                              Milwaukee, WI 53212



TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce
E. Ventimiglia, Stephen Ventimiglia and Jonathan W. Ventimiglia are "interested persons" of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Manager. All information is as of August 31, 2010.




---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                    TERM*/                                  FUND
                                    POSITION(S)   LENGTH OF         PRINCIPAL         COMPLEX OVERSEEN         OTHER
          NAME, AGE AND              HELD WITH       TIME      OCCUPATION(S) DURING          BY            DIRECTORSHIPS
             ADDRESS                   TRUST        SERVED         PAST 5 YEARS            TRUSTEE        HELD BY TRUSTEE
---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------

INTERESTED TRUSTEES:

---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
Bruce E. Ventimiglia, 55           President,     Since       Chairman, President            12          Co-Chair,
1101 Stewart Avenue                CEO, and       September   and Chief Executive                        Business and
Suite 207                          Chairman of    1994        Officer of Saratoga                        Labor Coalition
Garden City, NY                    the Board of               Capital Management,                        of New York
11530                              Trustees **                LLC
---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------

INDEPENDENT TRUSTEES:

---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
Patrick H. McCollough, 68          Trustee        Since       Consultant to the law          12          None
208 North Capital, 3rd Floor                      September   and  government
Lansing, MI 48933                                 1994        relations firm of
                                                              Kelly
                                                              Cawthorne, PLLC
---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
Udo Koopmann, 69                   Trustee        Since       Retired.                       12          None
11500 Governor's Drive                            April
Chapel Hill, NC 27517                             1997

---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
Floyd E. Seal, 61                  Trustee        Since       Chief Executive                12          None
122 Ethan Allen Drive                             April       Officer and 100%
Dahlonega, GA 30533                               1997        owner of
                                                              Tarahill, Inc.,
                                                               d.b.a. Pet Goods
                                                              Manufacturing &
                                                              Imports,
                                                              Dahlonega, GA


                                       46


---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                    TERM*/                                  FUND
                                    POSITION(S)   LENGTH OF         PRINCIPAL         COMPLEX OVERSEEN         OTHER
          NAME, AGE AND              HELD WITH       TIME      OCCUPATION(S) DURING          BY            DIRECTORSHIPS
             ADDRESS                   TRUST        SERVED         PAST 5 YEARS            TRUSTEE        HELD BY TRUSTEE
---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------

INDEPENDENT TRUSTEES:

---------------------------------- ------------- --------------- -------------------- --------------- --------------------
William B. Blundin, 71             Trustee       Since January   Since 1997,                12        Trustee of the
138 East 65th Street                             2003            Founder and                          Conestoga Funds;
New York, NY 10065                                               Principal,                           Director of the
                                                                 Bransford                            Higgins Company
                                                                 Investment                           (privately owned
                                                                 Partners (private                    mineral company);
                                                                 asset management                     and Director of the
                                                                 company).                            DuNord Land Company
                                                                                                      (privately owned
                                                                                                      mineral company).
---------------------------------- ------------- --------------- -------------------- --------------- --------------------
Stephen H. Hamrick, 58             Trustee       Since January   President,                 12        None
139 Van Bolen Way                                2003            Lightstone Value
Mahwah, NJ 07430                                                 Plus REIT
                                                                 (September
                                                                 2007-July 2010)
                                                                 (real estate
                                                                 investment trust);
                                                                 President,
                                                                 Lightstone
                                                                 Securities LLC
                                                                 (July 2006- July
                                                                 2010)
                                                                 (broker-dealer);
                                                                 Vice President,
                                                                 Lightstone Group
                                                                 (July 2006- July
                                                                 2010) (real estate
                                                                 investments &
                                                                 management);
                                                                 Chairman &
                                                                 President, Carey
                                                                 Financial Corp.
                                                                 (1994-2006)
                                                                 (broker-dealer);
                                                                 Managing Director,
                                                                 W.P. Carey & Co.
                                                                 (2001-
                                                                 2006) (real
                                                                 estate investment
                                                                 banking).

                                       47


---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                    TERM*/                                  FUND
                                    POSITION(S)   LENGTH OF         PRINCIPAL         COMPLEX OVERSEEN         OTHER
          NAME, AGE AND              HELD WITH       TIME      OCCUPATION(S) DURING          BY            DIRECTORSHIPS
             ADDRESS                   TRUST        SERVED         PAST 5 YEARS            TRUSTEE        HELD BY TRUSTEE
---------------------------------- -------------- ----------- ----------------------- ------------------ ------------------
OFFICERS:
---------------------------------- ------------------ ----------- -------------------- -------------------- ---------------
Stephen Ventimiglia, 54            Vice President     Since       Vice Chairman and            12           None
1101 Stewart Avenue,               and Secretary **   September   Chief Investment
Suite 207                                             1994        Officer of Saratoga
Garden City, NY 11530                                             Capital Management,
                                                                  LLC.
---------------------------------- ------------------ ----------- -------------------- -------------------- ---------------
Jonathan W. Ventimiglia, 27        Treasurer, Chief   Treasurer   Chief Financial              12           None
1101 Stewart Avenue                Financial          & Chief     Officer, Chief
Suite 207                          Officer, Vice      Financial   Compliance Officer
Garden City, NY  11530             President &        Officer     (July 2009  -
                                   Assistant          since July  Present), Marketing
                                   Secretary ***      2009; Vice  Associate (August
                                                      President   2005- Present) of
                                                      &           Saratoga Capital
                                                      Assistant   Management, LLC. .
                                                      Secretary
                                                      since
                                                      January
                                                      2008


---------------------------------- ------------------ ----------- -------------------- -------------------- ---------------

Michael J. Wagner, 60              Chief Compliance   Since July  President of                 12           None
c/o Northern Lights Compliance     Officer            2006        Northern Lights
Services, LLC                                                     Compliance
450 Wireless Blvd.                                                Services, LLC
Hauppauge, NY 11757                                               (formerly Fund
                                                                  Compliance
                                                                  Services, LLC)
                                                                  (2006-present);
                                                                  Senior Vice
                                                                  President of
                                                                  Northern Lights
                                                                  Compliance
                                                                  Services, LLC
                                                                  (2004-2006); Vice
                                                                  President of
                                                                  GemCom, LLC
                                                                  (2004-present);
                                                                  President
                                                                  (2004-2006) and
                                                                  Chief Operations
                                                                  Officer (2003-2006)
                                                                  of Gemini Fund
                                                                  Services, LLC.
---------------------------------- ------------------ ----------- -------------------- -------------------- ---------------

        Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

 **     Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***     Jonathan W. Ventimiglia is Bruce E. Ventimiglia's son.

--------------------------------------------------------------------------------

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown in the table below.


                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE
            NAME OF TRUSTEE                  TRUST (AS OF DECEMBER 31, 2009)
            ---------------                  -------------------------------
   Bruce E. Ventimiglia                               over $100,000
   Patrick H. McCollough                              over $100,000
   Udo W. Koopmann                                 $50,001 - $100,000
   Floyd E. Seal                                      $1 - $10,000
   Stephen H. Hamrick                                $10,001-$50,000
   William B. Blundin                                   $1-10,00


As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

BOARD LEADERSHIP STRUCTURE, RISK OVERSIGHT AND TRUSTEE QUALIFICATIONS


The Board of the Trust consists of six Trustees, five of whom are not "interested persons" (as defined in the 1940 Act), of the Trust (the "Independent Trustees"). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Manager and other service providers to the Trust. The Manager is responsible for overseeing the day-to-day business affairs of the Trust.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees' ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person's character and integrity; length of service as a Board member of the Trust; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an "interested person" (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, as a Co-Chair of the Business and Labor Coalition of New York and as a Trustee of the Trust since September 1994. Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm's Operating Council.

Patrick McCollough


Mr. McCollough has business and financial experience through his service as a partner in a law firm and as a Trustee of the Trust since September 1994. Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.


Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

William Blundin


Mr. Blundin has business and financial experience through service as a founder and principal of Bransford Investment Partners, a private asset management company, as an executive officer and/or board member of various businesses, and formerly as the Co-Founder of Concord Holding Corporation and Senior Vice President of Shearson Lehman Hutton and as a Trustee of the Trust since January 2003.


Stephen Hamrick

Mr. Hamrick has business and financial experience through his former service as President of Lightstone Value REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investment banking firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January, 2003.


The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.


The Board of the Trust met four times during the fiscal year ended August 31, 2010.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Seal, Koopmann and McCollough are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof;
(iii) oversee or, as appropriate, assist the Board's oversight of the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent registered public accounting firm; and
(v) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2010.

Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board's leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust's investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Manager seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Manager employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's Chief Compliance Officer, as well as various personnel of the Manager and other service providers such as the Trust's independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

COMPENSATION

As of January 1, 2008, the Independent Trustees receive $4,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings; $1,000 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $500 each for attendance at non-regular limited purpose Board meetings held in-person or by telephone. Such compensation is paid by each Portfolio in proportion to each Portfolio's assets relative to the aggregate of all of the Portfolios' assets on the last business day of the quarter prior to the meeting.

At a Board of Trustees' Meeting held on February 2, 2009, the Independent Trustees unanimously voted that, due to current difficult market conditions, they would temporarily reduce their compensation as follows: starting on February 3, 2009, the Independent Trustees will receive $2,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings:
$500 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $250 each for attendance at non-regular limited purpose Board meetings held in-person or by telephone. The foregoing represents a 50% reduction in the Independent Trustees' compensation. The Independent Trustees will reevaluate restoring compensation to the levels set forth above as market conditions improve.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2010.




        TRUSTEE                AGGREGATE             PENSION OR         ESTIMATED ANNUAL    TOTAL COMPENSATION
                           COMPENSATION FROM         RETIREMENT          BENEFITS UPON        FROM TRUST AND
                                 TRUST          BENEFITS ACCRUED AS        RETIREMENT       FUND COMPLEX PAID
                                                 PART OF PORTFOLIO                              TO TRUSTEE
                                                      EXPENSES
---------------------------------------------------------------------------------------------------------------
Bruce E. Ventimiglia             None                   N/A                   N/A                  None

Patrick H. McCollough           $12,000                 N/A                   N/A                $12,000

Udo W. Koopmann                 $12,000                 N/A                   N/A                $12,000

Floyd E. Seal                   $12,000                 N/A                   N/A                $12,000


Stephen H. Hamrick              $10,000                 N/A                   N/A                $10,000

William B. Blundin              $10,000                 N/A                   N/A                $10,000


GENERAL INFORMATION ABOUT THE BOARD. The Board is responsible for protecting the interests of the Trust's shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance and review the actions of the Manager, which is responsible for the Trust's day-to-day operations. Three regular meetings and one special meeting of the Trustees were held during the fiscal year ended August 31, 2010.

COMMITTEES. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations. During the fiscal year ended August 31, 2010, there were four Audit Committee meetings.


As of December 1, 2010, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Portfolios.


MANAGEMENT AND OTHER SERVICES


Saratoga Capital Management, LLC serves as Manager to the Portfolios. Saratoga is located at 1101 Stewart Avenue, Suite 207, Garden City, New York 11530.


Pursuant to a Management Agreement with the Trust (the "Management Agreement"), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Portfolios, reviews the performance of the Advisers to these Portfolios, and makes recommendations to the Trustees with respect to their retention and renewal of contracts. The Management Agreement with Saratoga was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 14, 2010.

Saratoga and the Trust have obtained an exemptive order (the "Order") from the SEC that permits Saratoga to enter into investment advisory agreements with Advisers without obtaining shareholder approval. Saratoga, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits Saratoga, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. Saratoga compensates each Adviser out of its management fee. The following table sets forth the annual management fee rates payable by each Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio's average daily net assets:

                           PORTFOLIO                 TOTAL MANAGEMENT FEE
                           ---------                 --------------------
Large Capitalization Growth Portfolio                       0.65%
Large Capitalization Value Portfolio                        0.65%
Mid Capitalization Portfolio                                0.75%
Small Capitalization Portfolio                              0.65%
International Equity Portfolio                              0.75%
Investment Quality Bond Portfolio                           0.55%
Municipal Bond Portfolio                                    0.55%
U.S. Government Money Market Portfolio                      0.475%
Health & Biotechnology Portfolio                            1.25%
Technology & Communications Portfolio                       1.25%
Financial Services Portfolio                                1.25%
Energy & Basic Materials Portfolio                          1.25%

The fee is computed daily and payable monthly. Currently, Saratoga is voluntarily limiting total annual operating expenses of the Portfolios as follows:


              Name of Portfolio            Class I Shares    Class A Shares    Class B Shares   Class C Shares
              -----------------            --------------    --------------    --------------   --------------
Large Capitalization Growth Portfolio          2.60%             3.00%             3.60%            3.60%
Large Capitalization Value Portfolio           2.60              3.00              3.60             3.60
Mid Capitalization Portfolio                   2.60              3.00              3.60             3.60
Small Capitalization Portfolio                 2.60              3.00              3.60             3.60
International Equity Portfolio                 2.90              3.30              3.90             3.90
Investment Quality Bond Portfolio              1.90              2.30              2.90             2.90
Municipal Bond Portfolio                       1.90              2.30              2.90             2.90
U.S. Government Money Market Portfolio         1.75              2.15              2.75             2.75
Health & Biotechnology Portfolio               3.00              3.40              4.00             4.00
Technology & Communications Portfolio          3.00              3.40              4.00             4.00
Financial Services Portfolio                   3.00              3.40              4.00             4.00
Energy & Basic Materials Portfolio             3.00              3.40              4.00             4.00

Subject to the supervision and direction of Saratoga with respect to the Portfolios and, ultimately, the Trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

The following table shows for the past three fiscal years: (i) the amount of management fees paid by each Portfolio to Saratoga and (ii) the amount of the management fees waived by Saratoga and other expenses reimbursed by Saratoga.



                                        MANAGEMENT
                                       FEES PAID BY                             MANAGEMENT FEES
                                      PORTFOLIOS TO                  WAIVED BY SARATOGA AND OTHER EXPENSES
                                         SARATOGA                           REIMBURSED BY SARATOGA
U.S. Government Money
Market Portfolio

August 31, 2008                          $96,273                                    $11,428
August 31, 2009                          $133,588                                  $208,456
August 31, 2010                          $110,469                                  $313,489

Investment Quality Bond
Portfolio

August 31, 2008                          $81,386                        N/A (Manager recaptured $5,600)
August 31, 2009                          $81,511                                       -
August 31, 2010                          $77,025                                       -

Municipal Bond Portfolio

August 31, 2008                          $22,842                                    $12,814
August 31, 2009                          $17,737                                    $3,536
August 31, 2010                          $16,809                                    $11,041

Large Capitalization
Value Portfolio

August 31, 2008                          $200,050                                      -
August 31, 2009                          $101,366                                      -
August 31, 2010                          $114,992                                      -

Large Capitalization
Growth Portfolio

August 31, 2008                          $271,597                                      -
August 31, 2009                          $141,766                                      -
August 31, 2010                          $161,561                                      -


                                       55





                                        MANAGEMENT                              MANAGEMENT FEES
                                       FEES PAID BY                  WAIVED BY SARATOGA AND OTHER EXPENSES
                                      PORTFOLIOS TO                         REIMBURSED BY SARATOGA
                                         SARATOGA
Small Capitalization
Portfolio

August 31, 2008                          $84,110                                       -
August 31, 2009                          $50,221                                       -
August 31, 2010                          $52,949                                       -

International Equity
Portfolio

August 31, 2008                          $97,250                                       -
August 31, 2009                          $44,650                                       -
August 31, 2010                          $52,208                                       -

Health & Biotechnology
Portfolio

August 31, 2008                          $266,435                      N/A (Saratoga recaptured $67,406)
August 31, 2009                          $190,327                      N/A (Saratoga recaptured $1,244)
August 31, 2010                          $206,791                                      -







                                       56


                                        MANAGEMENT
                                       FEES PAID BY                             MANAGEMENT FEES
                                      PORTFOLIOS TO                  WAIVED BY SARATOGA AND OTHER EXPENSES
                                         SARATOGA                           REIMBURSED BY SARATOGA
Technology &
Communications Portfolio

August 31, 2008                          $243,064                     $5,822 (Manager recaptured $19,092)
August 31, 2009                          $139,943                                   $57,792
August 31, 2010                          $194,670                                      -

Energy & Basic Materials
Portfolio

August 31, 2008                          $165,029                       N/A (Manager recaptured $9,428)
August 31, 2009                          $65,910                                    $9,967
August 31, 2010                          $74,323                                       -

Financial Services
Portfolio

August 31, 2008                          $33,869                                    $26,777
August 31, 2009                          $17,809                                    $19,533
August 31, 2010                          $19,242                                    $12,580

Mid Capitalization
Portfolio

August 31, 2008                          $124,972                       N/A (Manager recaptured $6,423)
August 31, 2009                          $83,150                                       -
August 31, 2010                          $97,127                                       -



Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust's Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and the independent registered public accounting firm for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for each Portfolio and assets under management in those accounts as of August 31, 2010:


----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
                                             Registered     Assets      Pooled         Assets                   Assets        Total
                                             Investment     Managed     Investment     Managed                  Managed      Assets
      Portfolio            Portfolio(s)       Company         ($        Vehicle          ($          Other        ($         Managed
       Manager               Managed          Accounts     millions)    Accounts      millions)    Accounts*   millions)       ($
                                                                                                                           millions)
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
William Dodge, Jr.          Investment           3           18.9            0            0           62         233.3        252.2
 Fox Asset Management     Quality Bond
LLC                         Portfolio
                          Municipal Bond
                            Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
William Howarth             Investment           2           16.3            0            0            8          4.5         20.8
Fox Asset Management      Quality Bond
LLC                         Portfolio
                          Municipal Bond
                            Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Martin D. Sass                Large              1           17.8            2          108.1         83        1,036.0      1,161.9
M.D. Sass Investors,     Capitalization
Inc.                     Value Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Mark B. Baribeau         Large Cap Growth        2            362           2**         27**         81**       1,561**       1,950
Loomis, Sayles &            Portfolio
Company, L.P.
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------

----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Richard D. Skaggs        Large Cap Growth        0             0             1           23           50         1,344        1,367
Loomis, Sayles &            Portfolio
Company, L.P.
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------

                                       58


Kathleen M. Bochman         Financial            0             0             0            0            8         0.408        0.408
Loomis, Sayles &            Services
Company, L.P.               Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Thomas M. Finucane          Financial            0             0             0            0           13           4            4
Loomis, Sayles &            Services
Company, L.P.               Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Chris D. Wallis                Mid               9          1,054.6          7          79.9          213       3,315.8      4,450.3
Vaughan Nelson           Capitalization
Investment Management,      Portfolio
LP
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Scott J. Weber                 Mid               9          1,054.6          5          39.5          173        2,679       3,773.1
Vaughan Nelson           Capitalization
Investment Management,      Portfolio
LP
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Dennis G. Alff                 Mid               1           36.7            2          40.4          71         1,281       1,358.1
Vaughan Nelson           Capitalization
Investment Management,      Portfolio
LP
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
James Carroll             Energy & Basic         4           1,208           2           123          128        3,115        4,446
Loomis, Sayles &            Materials
Company, L.P.               Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Larry Shaw                Energy & Basic         0             0             0            0            8           2            2
Loomis, Sayles &            Materials
Company, L.P.               Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Gregory R. Greene             Small              4           108.5           0            0           60         275.1        383.6
Fox Asset  Management    Capitalization
LLC                         Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
J. Bradley Ohlmuller          Small              4           108.5           0            0           42         25.9         134.4
Fox Asset Management     Capitalization
LLC                         Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Robert J. Milmore             Small              4           108.5           0            0           42          2.6         111.1
Fox Asset  Management    Capitalization
LLC                         Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Eugene Wu                 International          0             0             1          11.2           5         83.82        95.02
DePrince, Race &        Equity Portfolio
Zollo, Inc.
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Mark Oelschlager             Health &            4           161.3           0            0            0           0          161.3
Oak Associates, ltd       Biotechnology
                            Portfolio
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
I
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------
Craig L. Chodash,          Technology &          0             0            2            21            1          56           77
CFA                      Communications
Columbus Circle             Portfolio
Investors
----------------------- ------------------ -------------- ------------ ------------- ------------ ----------- ------------ ---------


* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. ** Includes one account valued at $18 million, which includes a performance fee.


Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers for their respective portfolio managers.

Fox Asset Management, LLC


Messrs.Howarth, Dodge,. Greene, Ohlmuller and Milmore must adhere to the policies and procedures adopted by Fox Asset Management, LLC designed to address any potential material conflicts of interest. Additionally, Fox Asset Management, LLC utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Fox Asset Management, LLC also employs a very stringent Code of Ethics, which strictly protects clients of the Adviser against "front running" or other actions that are not in the client's best interests.


M.S. Sass Investors, Inc.

The investment teams at M.D. Sass may manage numerous accounts for multiple clients. These accounts may include separately managed accounts as well as various pooled investment vehicles (e.g., hedge funds, private equity funds and mutual funds). Each investment team makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When an investment adviser has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, M.D. Sass may receive fees from certain accounts that are higher than the fee it receives from the Portfolio or may include fees that are tied to the performance of such accounts. In this instance, the investment teams may have an incentive to favor the higher fee or performance-based fee accounts over the Portfolio. M.D. Sass has adopted policies and procedures that are reasonably designed to allocate investment opportunities among all its accounts on a fair and equitable basis over time.

M.D. Sass has also adopted a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of its advisory clients.

Loomis, Sayles & Company, L.P.

Messrs. Baribeau, Carroll, Finucane, Shaw and Skaggs and Ms. Bochman, must adhere to the Loomis Sayles' Code of Ethics, which was designed to govern personal trading in securities and related activities of those individuals whom have been deemed "Access Persons" thereunder, and under certain circumstances, those Access Persons' family members and others in a similar relationship to them. Loomis Sayles makes investment decisions for client accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address potential conflicts of interest. Loomis Sayles has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Vaughan Nelson Investment Management, L.P.

Chris D. Wallis, Scott J. Weber and Dennis G. Alff of Vaughan Nelson Investment Management, L.P. are the co-portfolio managers of the Mid Capitalization Portfolio. Mr. Wallis, Mr. Weber and Mr. Alff are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

     o a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

     o a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

     o a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and

     o a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers' personal accounts.

Vaughan Nelson Investment Management, L.P. maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Columbus Circle Investors


Mr. Chodash must adhere to policies and procedures adopted by Columbus Circle Investors designed to address any potential material conflicts of interest. For instance, Columbus Circle Investors' portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, Columbus Circle Investors and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. Columbus Circle Investors trades all accounts through a block trade and the average share price is pro-rated across all accounts.

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager of the Health & Biotechnology Portfolio. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio. However, Oak Associates, ltd. has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

DePrince, Race & Zollo, Inc.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

     o The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. DePrince, Race & Zollo, Inc. ("DePrince, Race & Zollo") seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models, subject to certain client restrictions or in anticipation of a client contribution or withdrawal. Therefore, portfolio holdings, relative position size and industry, sector and country exposures will match across portfolios with similar strategies.

     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, DePrince, Race & Zollo has adopted procedures for allocating portfolio transactions across multiple accounts in a fair and equitable manner.

     o With respect to many of its clients' accounts, DePrince, Race & Zollo determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, DePrince, Race & Zollo may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DePrince, Race & Zollo may place separate, non-simultaneous, transactions for a fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Equity Portfolio or the other accounts.

     o The International Equity Portfolio is subject to different regulations than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the International Equity Portfolio may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

DePrince, Race & Zollo has adopted compliance procedures which are designed to address these types of conflicts. In addition, DePrince, Race & Zollo has adopted a written Code of Ethics designed to mitigate the possibility of conflicts of interests that may arise from employee personal trading activity.

COMPENSATION

Fox Asset Management LLC

Compensation for Messrs. Dodge, Howarth, Greene, Ohlmuller and Milmore is comprised of salary, annual bonus and stock options, the latter two being based on individual performance and firm profitability. The annual bonus is related to individual performance versus their benchmark(s) over multiple time periods. No differences exist between methods used to evaluate the portfolio managers' performance across different accounts.

M.D. Sass Investors, Inc.

Martin D. Sass, Chairman and Chief Executive Officer of M.D. Sass, receives a base salary and is an equity owner of M.D. Sass. The other M.D. Sass Relative Value Equity team members are compensated with competitive base salaries and a bonus through a profit sharing incentive compensation plan that is based on a percentage of the firm's profitability and the individual performance of each team member. One-third of such incentive compensation is invested in one of the equity strategies managed by the team and fully vested over time. In addition, M.D. Sass Relative Value Equity team members are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan and also includes a profit sharing contribution.

Loomis, Sayles & Company, L.P.

Compensation for Messrs. Baribeau, Carroll, Finucane, Shaw, and Skaggs and Ms. Bochman is made up of three main components - base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the portfolio manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the portfolio manager's style to the performance of a peer group of institutional managers in that style. A portfolio manager's performance relative to the peer group for the one, three and five- year periods or since the start of the portfolio manager's tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (three and five years, or since the start of the manager's tenure, if shorter) combined is weighted more than shorter-term performance (one year). If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

     o the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     o upon retirement a participant will receive a multi-year payout for his or her vested units; and

     o participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Messrs. Carroll and Shaw are also co-portfolio managers of one private investment fund advised by Loomis Sayles, for which each receives a portion of the performance fee earned on that fund through an equity interest each holds in the fund's general partner.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Columbus Circle Investors


Compensation for Mr. Chodash, who manages the Technology & Communications Portfolio, is comprised of a base salary and a bonus based on both a percentage of Columbus Circle Investors' profitability and the individual performance of the portfolios he manages Performance of the managed portfolios is measured on a relative basis to respective benchmarks of each portfolio.


Oak Associates, ltd

Mr. Oelschlager, portfolio manager for the Health & Biotechnology Portfolio, is compensated by Oak Associates, ltd. for his management of the Portfolio. The Portfolio's portfolio manager compensation consists of a base salary and a discretionary quarterly bonus, which is based on the amount of assets under the Adviser's management. A portfolio manager's base salary is determined at the time of employment and remains constant throughout employment. The quarterly bonus is based on the Adviser's assets under management or profitability.

Vaughan Nelson Investment Management, L.P.

Mr. Wallis, Mr. Weber and Mr. Alff, co-portfolio managers for the Mid Capitalization Portfolio are compensated by Vaughan Nelson Investment Management, L.P. for their management of the Portfolio. Compensation at Vaughan Nelson Investment Management, L.P. is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm's retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm's operating profit, as defined. Each portfolio management professional's participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a rolling three year basis), and an assessment of the quality of client service provided. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Investment Management, L.P. Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

DePrince, Race & Zollo, Inc.

All employees of DePrince, Race & Zollo participate in a discretionary bonus program based on firm profitability. DePrince, Race & Zollo has a competitive compensation structure for professional staff. The compensation structure consists of base salary and a bonus program, which is based on firm profitability and individual contribution. Performance is evaluated based on the firm's fiscal year, which is October 1 to September 30. Subjective measurement is also included. Portfolio managers have no incentives for product asset growth. Compensation structure aligns portfolio managers' and analysts' interests with the interest of our clients.


Ownership of Securities - August 31, 2010

------------------------------------ -------------------------------------- ------------------------------
             Portfolio                                                         Dollar Range of Equity
              Manager                         Portfolio(s) Managed          Securities Beneficially Owned
------------------------------------ -------------------------------------- ------------------------------
William E. Dodge, Jr., CFA            Investment Quality Bond Portfolio                 None
                                      Municipal Bond Portfolio
------------------------------------ -------------------------------------- ------------------------------
William Howarth                       Investment Quality Bond Portfolio                 None
                                      Municipal Bond Portfolio
------------------------------------ -------------------------------------- ------------------------------
Martin D. Sass                        Large Capitalization Value Portfolio              None
------------------------------------ -------------------------------------- ------------------------------
Mark B. Baribeau, CFA                 Large Capitalization Growth                $500,001-$1 million
                                     Portfolio
------------------------------------ -------------------------------------- ------------------------------
Richard D. Skaggs, CFA                Large Capitalization Growth                 $100,001-$500,000
                                     Portfolio
------------------------------------ -------------------------------------- ------------------------------
Kathleen M. Bochman                   Financial Services Portfolio                      None
------------------------------------ -------------------------------------- ------------------------------
Thomas M. Finucane                    Financial Services Portfolio                      None
------------------------------------ -------------------------------------- ------------------------------
James Carroll                         Energy & Basic Materials Portfolio                None
------------------------------------ -------------------------------------- ------------------------------
Larry Shaw                            Energy & Basic Materials Portfolio                None
------------------------------------ -------------------------------------- ------------------------------
Chris D. Wallis                       Mid Capitalization Portfolio                      None
------------------------------------ -------------------------------------- ------------------------------
Scott J. Weber                        Mid Capitalization Portfolio                      None
------------------------------------ -------------------------------------- ------------------------------
Dennis Alff                           Mid Capitalization Portfolio                      None
------------------------------------ -------------------------------------- ------------------------------
Gregory R. Greene                     Small Capitalization Portfolio                    None
------------------------------------ -------------------------------------- ------------------------------
J. Bradley Ohlmuller                  Small Capitalization Portfolio                    None
------------------------------------ -------------------------------------- ------------------------------
Robert J. Milmore                     Small Capitalization Portfolio                    None
------------------------------------ -------------------------------------- ------------------------------
 Eugene Wu                            International Equity Portfolio                    None
------------------------------------ -------------------------------------- ------------------------------
Mark Oelschlager                      Health & Biotechnology Portfolio                  None
------------------------------------ -------------------------------------- ------------------------------


------------------------------------ -------------------------------------- ------------------------------
Craig L. Chodash, CFA                 Technology & Communications                       None
                                     Portfolio
------------------------------------ -------------------------------------- ------------------------------


CODE OF ETHICS. The Portfolios, Saratoga, the Advisers and Northern Lights Distributors, LLC (the "Distributor") have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios' shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code's requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio's Advisers. The Advisers will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios' shareholders, and those of the Advisers or an affiliated person of the Advisers. In such a case, the Trust's policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio's vote will be cast. Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Portfolios' proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent upon receipt of a request.


ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC ("Gemini"), whereby Gemini provides administration, fund accounting and transfer agent services (the "Gemini Services") to the Portfolios. For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Each of the following Portfolios accrued the following amounts in Gemini Services fees for the last three fiscal years:

                                             8/31/08        8/31/09     8/31/10
                                             -------        -------     -------
U.S. Government Money Market Portfolio       $72,956       $136,470    $123,244
Investment Quality Bond Portfolio             65,474         90,673      90,696
Municipal Bond Portfolio                      22,401         23,153      22,912
Large Capitalization Value Portfolio         130,459        121,205    96, 968
Large Capitalization Growth Portfolio        174,217        135,924     146,147

Small Capitalization Growth Portfolio         58,271         61,226      47,787
International Equity Portfolio                68,246         46,091      55,956
Health & Biotechnology Portfolio              84,022         99,522      98,448
Technology & Communications Portfolio        100,376         86,856     112,654
Energy & Basic Materials Portfolio            58,116         37,118      37,109
Financial Services Portfolio                  17,559          6,947      12,141
Mid Capitalization Portfolio                  69,465         86,804      93,787

In addition, Gemini Fund Services, LLC, acts as the Trust's Custody Administrator. The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust's Custodian.

PLANS OF DISTRIBUTION. The Trust, on behalf of the Portfolios, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Class of the Portfolios, other than Class I, pays the Distributor or other entities, including Saratoga, compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets, all of which may be paid to Saratoga, the Distributor, or other entities.

The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of the Portfolios' Class A, B and C shares average daily net assets are currently each characterized as a "service fee" under the Rules of FINRA (of which the Distributor is a member), all of which may be paid to Saratoga, the Distributor or other entities. The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of FINRA.

The Distributor or other entities, including the Manager, also receive the proceeds and contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

For the fiscal year ended August 31, 2010, the Portfolios paid the following fees pursuant to the

Plan:


U.S. Government Money Market Portfolio
Class A                             $350*
Class B                             $454*
Class C                             $3,720*

Investment Quality Bond Portfolio
Class A                             $248
Class B                             $202
Class C                             $6,086

Municipal Bond Portfolio
Class A                             $226
Class B                             $26
Class C                             $3,642

Large Capitalization Value Portfolio
Class A                             $212
Class B                             $695
Class C                             $7,138

Large Capitalization Growth Portfolio
Class A                             $1,926
Class B                             $504
Class C                             $11,299


Small Capitalization Portfolio
Class A                             $44
Class B                             $275
Class C                             $3,717

International Equity Portfolio
Class A                             $79
Class B                             $145
Class C                             $2,901


Health & Biotechnology
Class A                               $22,201
Class B                               $3,729
Class C                               $19,323

Technology & Communications
Class A                               $28,925
Class B                               $2,937
Class C                               $5,451

Energy & Basic Materials
Class A                               $8,990
Class B                               $1,203
Class C                               $2,039

Financial Services
Class A                               $1,113
Class B                               $45
Class C                               $310

Mid Capitalization
Class A                               $9,582
Class B                               $568
Class C                               $2,998
        * Amounts were waived.



The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and was last approved on April 14, 2010.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.


The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days' written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2010 was spent in approximately the following ways: (i) $100,210 (67%) on compensation to broker-dealers; (ii) $35,971 (24%) on interest, carrying or other financing charges; and (iii) $12,598 (9%) on marketing and support services. At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.


POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Each Adviser/Sub-Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price. If an Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Portfolio or that Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Advisers from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio's assets. Each Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.


For the fiscal years ended August 31, 2008, 2009 and 2010, the Trust paid brokerage commissions of approximately $330,000, $299,000 and $307,534, respectively. For the fiscal years ended August 31, 2008, 2009 and 2010, the Trust paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2010, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:




                                                                      AGGREGATE DOLLAR AMOUNT OF
                                      BROKERAGE COMMISSIONS IN        TRANSACTIONS FOR WHICH SUCH
                                      CONNECTION WITH RESEARCH         COMMISSIONS WERE PAID FOR
                                    SERVICES PROVIDED FOR FISCAL     FISCAL YEAR ENDED AUGUST 31,
                  PORTFOLIO          YEAR ENDED AUGUST 31, 2010                  2010
Health & Biotechnology                         $10,341                        $7,252,767
Technology & Communications                    $2,378                         $1,858,154
Energy & Basic Materials                       $2,639                         $5,498,178
Financial Services                              $645                          $2,108,581
Mid Capitalization                             $17,943                         $11,504,715
Large Cap Value                                 None                             None
Large Cap Growth                               $20,462                        $59,689,792
Small Capitalization                           $21,482                        $9,954,044
International Equity                           $36,900                         $17,000,000
Investment Quality Bond                         None                             None
Municipal Bond                                  None                             None
U.S. Government Money Market                    None                             None

DETERMINATION OF NET ASSET VALUE
--------------------------------

The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The services selected create and maintain price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. In addition, for regulatory purposes, the U.S. Government Money Market Portfolio calculates its market-based NAV per share on a periodic basis.

The Portfolio's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule, as amended, also requires the Portfolio to maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a weighted average life of 120 days or less. For purposes of calculating daily weighted average portfolio maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day weighted average life limitation could serve to limit the Portfolio's ability to invest in adjustable rate securities.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An Eligible Security is defined in the Rule to mean a security, which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

As permitted by the Rule, the Trustees have delegated to the Portfolio's Adviser, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be "exempt-interest dividends" generally exempt from federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order for a Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

In order to qualify for treatment as a regulated investment company, a Portfolio must satisfy the following requirements:

     o Distribution Requirement 3/4the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

     o Income Requirement 3/4the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

     o Asset Diversification Test 3/4the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio's tax year: (1) at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and
          (2) no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

A Portfolio presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year. The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Portfolio's net capital gain for capital gain dividend purposes. A Portfolio may also elect to treat all or part of any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Portfolio . The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known. Under certain circumstances, a Portfolio may elect to pass-through foreign tax credits to shareholders.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the federal alternative minimum tax. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax, the federal environmental tax, the federal branch profits tax or the federal excess net passive income tax.

Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event, the Board of Trustees of the Trust would reevaluate the investment objectives and policies of the Municipal Bond Portfolio.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

ALL PORTFOLIOS


TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than "exempt-interest dividends" received from the Municipal Bond Portfolio). Depending on your state's rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. With respect to taxable years of a Portfolio beginning before January 1, 2013 (sunset date), ordinary income dividends received by an individual shareholder may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013, and ordinary income dividends will be taxed at ordinary income rates.


Distributions by a Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, a Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate (except in the U.S. Government Money Market Portfolio that seeks to maintain a stable net asset value) may result in higher taxes. This is because a Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce a Portfolio's after-tax performance.

A Portfolio will offset its capital gains with any available capital losses without being required to pay taxes on or distribute such gains that are offset by the losses. Capital losses of a Portfolio can generally be carried forward to each of the eight (8) taxable years succeeding the loss year, subject to an annual limitation if there is a more than 50% "change in ownership" of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers that expire unused, thereby reducing the Portfolio's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio's shareholders could result from an ownership change. A Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Portfolio's control, there can be no assurance that a Portfolio will not experience, or has not already experienced, an ownership change. Additionally, if a Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

At August 31, 2010, capital loss carryforwards available to offset future capital gains of the

Portfolios, if any, are as follows:



----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
PORTFOLIO                     2011          2012    2014            2015      2016   2017               2018           TOTAL
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Large Capitalization    -                 -         -             -          -       $11,999,758        2,343,762      $14,343,520
Value Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Large Capitalization    $9,654,252        -         -             -          -       $4,861,482         466,182        $14,981,916
Growth Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Mid Capitalization      -                 -         -             -          -       $2,109,887         770,755        $2,880,642
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Small Capitalization    -                 -         -             -          -       $998,027           -              $998,027
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
International Equity    $2,172,690        -         -             -          -       $405,567           1,863505       $4,441,762
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Health & Biotechnology  $43,129,921       -         $677,231      -          -       -                  1,007,351      $44,814,5032
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------

                                       81


Technology &            $771,148          -         -             -          -       $1,136,075         -              $1,907,223
Communications
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Energy & Basic          -                 -         -             -          -       $1,453,560         1,049,270      $2,502,830
Materials Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Financial Services      -                 -         -             -          -       $691,022           582,779        $1,273,801
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Investment Quality      -                 -         -             -          -       -                  -              -
Bond Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
Municipal Bond          -                 -         --            -          -       -                  38,979         38,979
Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------
U.S. Government Money   -                 $751      -             -          -       -                  -              $751
Market Portfolio
----------------------- ----------------- --------- ------------- ---------- ------- ------------------ -------------- -------------



Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio and may also be subject to U.S. estate tax.


For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2020 (or a later date, if extended by the U.S. Congress), the Portfolios are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolios as "interest-related dividends" or "short-term capital gains dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Portfolios expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2011. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of a Portfolio's shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and receives securities that are considered substantially identical to that Portfolio's shares or reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders. This section should be read in conjunction with the discussion above under "Investment of the Trust's Assets and Related Risks" for a detailed description of the various types of securities and investment techniques that apply to a Portfolio.

     In general. In general, gain or loss recognized by a Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.


     Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If a Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Portfolio's investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.


     Investments in debt obligations that are at risk of or in default present tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a Portfolio should recognize market discount on a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Portfolio in order to attempt to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

     Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Portfolio's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

     The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

     In addition to the special rules described above in respect of options and futures transactions, a Portfolio's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

     Certain of a Portfolio's investments in derivatives and foreign currency-denominated instruments, and the Portfolio's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.


     Foreign currency transactions. A Portfolio's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or allof the Portfolio's previously distributed income to be classified as a return of capital. In certain cases, a Portfolio may make an election to treat such gain or loss as capital.


     PFIC investments. A Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

     Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Portfolio's income from a U.S. REIT that is attributable to the REIT's residual interest in real estate mortgage investment conduits (REMICs) or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Portfolio will not allocate to shareholders excess inclusion income.

     These rules are potentially applicable to a Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Portfolio that has a non-REIT strategy.

     Investments in partnerships and qualified publicly traded partnerships ("QPTP"). For purposes of the Income Requirement, income derived by a Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio. For purposes of testing whether a Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net income derived by a Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Portfolio to fail to qualify as a regulated investment company.

     Investments in commodities -- structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, a Portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded portfolio or ETF that is classified as a partnership and which invests in commodities.

Accordingly, the extent to which a Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company. A Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.


      Securities lending. While securities are loaned out by a Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.


      Investments in convertible securities. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

      Investments in securities of uncertain tax character. A Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. A Portfolio also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer's regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios' shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The Manager and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Managers and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

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When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio's investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio's obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP serves as the independent registered public accounting firm of each of the Portfolios as of August 31, 2008. Their services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust's legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

CUSTODY ADMINISTRATOR. Gemini Fund Services, LLC, located at 450 Wireless Boulevard, Hauppauge, New York 11788, serves as the Trust's Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite # 2, Omaha, Nebraska 68137, serves as the Trust's transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

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TAX INFORMATION. The federal tax treatment of the Portfolios' dividends and distributions is explained in the Prospectus under the heading "Dividends, Distributions and Taxes." A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The U.S. Government Money Market Portfolio reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended August 31, 2010. The Trust will provide these Reports without charge upon request by calling the Trust at 1-800-807-FUND.






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APPENDIX A-- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

      Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

      Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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      Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

      A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

      Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

      AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

      A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

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      BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

      AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

      A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

      BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

      BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

      B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.


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DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

      Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

      Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

      Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

      Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

      Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

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      MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

      Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

      SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

      Commercial paper rated Prime-l by Moody's is judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

      Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

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      Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.










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               APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

    Each Portfolio has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).












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                               [PICTURE OMITTED]

                           COLUMBUS CIRCLE INVESTORS
--------------------------------------------------------------------------------

                              PROXY VOTING POLICY

I.       PROCEDURES

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle's Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle's proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.



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II.      VOTING GUIDELINES

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.       MANAGEMENT PROPOSALS:

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

     o    "Normal" elections of directors

     o    Approval of auditors/CPA

     o    Directors' liability and indemnification

     o    General updating/corrective amendments to charter

     o    Elimination of cumulative voting

     o    Elimination of preemptive rights


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2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

     o Capitalization changes that eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

     o    Stock purchase plans with an exercise price of not less than 85% FMV

     o    Stock option plans that are incentive based and not excessive

     o    Reductions in supermajority vote requirements

     o    Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

     o Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

     o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

     o    Classified or single-slate boards of directors

     o Reincorporation into a state that has more stringent anti-takeover and related provisions

     o Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.


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     o    Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

     o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

     o    Amending articles to relax quorum requirements for special resolutions

     o Re-election of director(s) directly responsible for a company's fraudulent or criminal act

     o    Re-election of director(s) who holds offices of chairman and CEO

     o Re-election of director(s) who serve on audit, compensation and nominating committees

     o Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

     o Adoption of option plans/grants to directors or employees of related companies

     o    Lengthening internal auditors' term in office to four years


B.       SHAREHOLDER PROPOSALS:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

     o    Auditors should attend the annual meeting of shareholders

     o    Election of the board on an annual basis

     o    Equal access to proxy process

     o    Submit shareholder rights plan poison pill to vote or redeem

     o    Undo various anti-takeover related provisions

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     o    Reduction or elimination of super-majority vote requirements

     o    Anti-greenmail provisions

     o    Submit audit firm ratification to shareholder votes

     o    Audit firm rotations every five or more years

     o    Requirement to expense stock options

     o    Establishment of holding periods limiting executive stock sales

     o    Report on executive retirement benefit plans

     o    Require two-thirds of board to be independent

     o    Separation of chairman and chief executive posts


2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

     o Requiring directors to own large amounts of stock before being eligible to be elected

     o    Restoring cumulative voting in the election of directors

     o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

     o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

     o Restrictions banning future stock option grants to executives except in extreme cases

3. Additional shareholder proposals require case-by-case analysis

     o Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

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     o    Requirements that stock options be performance-based

     o Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval

     o    Shareholder access to nominate board members

     o    Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. CONFLICTS OF INTEREST

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

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                 FOX ASSET MANAGEMENT LLC
                 PROXY VOTING POLICY

INTRODUCTION

FOX ASSET MANAGEMENT LLC ("FOX") HAS ADOPTED AND IMPLEMENTED POLICIES (AND THE PROCEDURES into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Fox's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting. On behalf of its valued clients, Fox:

     1.   applies a proxy voting policy consistently;

     2.   documents the reasons for voting; and

     3. maintains records of voting activities for clients and regulating authorities.

To facilitate the proxy voting process, Fox utilizes Broadridge's ProxyEdge system to assist in the process of meeting notifications, voting, tracking, mailing, reporting and record maintenance necessary for the appropriate management of client accounts. ProxyEdge provides proxy information based on share positions provided directly to Broadridge by the custodian and facilitates Fox's proxy votes through an automated electronic interface.

VOTING POLICY

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing. Industry standards of care, skill, prudence and diligence are brought to bear on every investment action. This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company's board of directors and senior management to improve shareholder value. However, the confidence in management shown by Fox's purchase of the stock does not transfer to automatic voting procedures whereby Fox "rubber stamps" its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present. At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders. Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

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For Fox's clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective. However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company's chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and the account for which Fox is voting. In other words, proxy voting guidelines are just that - guidelines. When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

APPROVAL OF INDEPENDENT AUDITORS

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

TAFT-HARTLEY VOTING

Fox's Taft-Hartley proxy voting standards are based on the AFL-CIO Proxy Voting Guidelines, which comply with all fiduciary standards delineated by the U.S. Department of Labor. Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act, or ERISA. ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy-voting authority solely in the interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria, when present, and that a clear process exists for evaluating proxy issues.

This policy crafted to meet these requirements by promoting long-term shareholder value. Fox will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan beneficiaries and participants.

Fox's Taft-Hartley proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses--major voting items that can have a significant effect on long-term shareholder value. In addition, Fox considers workplace issues that may have an impact on corporate performance, including:

     o    Corporate policies that affect job security and wage levels;

     o Corporate policies that affect local economic development and stability;

     o    Corporate responsibility to employees and communities; and

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     o    Workplace safety and health issues.

MANAGEMENT PROPOSALS

1) WHEN VOTING ON COMMON, MANAGEMENT-SPONSORED INITIATIVES, FOX GENERALLY, ALTHOUGH NOT ALWAYS, VOTES IN SUPPORT OF MANAGEMENT.

a)   Uncontested election of directors

     i) Fox will assess the attendance. Poor attendance can be defined as failing to attend 75% of the scheduled board meetings. Other factors to consider are poor company performance as measured against industry group, the independent nature of board and committees, past executive compensation practices, and negligent director oversight.

     ii) In re-electing incumbent directors, the long-term performance of the company relative to its peers--Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company's performance.

     iii) Existence of any prior SEC violations and/or other criminal offenses--Fox will not vote in favor of a director nominee who, to Fox's actual knowledge, is the subject of SEC or other criminal enforcement actions.

b) Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

c) Directors' liability and indemnification proposals will be supported if the provisions conform to state law. However, provisions which limit liability for breach of duty and gross negligence.

d)   General updating or passing corrective amendments to charter.

e)   Elimination of preemptive rights.

f)   Approval of a stock split.

g)   Separate the positions of Chairman and Chief Executive Officer.

2) WHEN VOTING ITEMS THAT HAVE A POTENTIAL POSITIVE FINANCIAL OR BEST INTEREST IMPACT, FOX GENERALLY, ALTHOUGH NOT ALWAYS, VOTES IN SUPPORT OF MANAGEMENT.

a) Capitalization changes which eliminate other classes of stock and differential voting rights.

b) Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization.

c)   Stock purchase plans that conform to Section 423 of the Internal Revenue
     Code.

d)   Other stock-based plans which are appropriately structured.

e)   Reductions in supermajority vote requirements.

f)   Adoption of antigreen mail provisions.

g) Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights, long-term shareholder value preserved by assessing the impact on the company stakeholders including community and work force, and competitiveness strengthened through synergy, not devaluation of assets.

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h)   Mutual Funds: Approve or amend investment advisory agreement if there is no fee increase or if the fee is comparable to similar funds.

i) Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

3) WHEN VOTING ITEMS THAT HAVE POTENTIAL NEGATIVE FINANCIAL OR BEST INTEREST IMPACT, FOX GENERALLY, ALTHOUGH NOT ALWAYS, VOTES TO OPPOSE MANAGEMENT.

a)   Elimination of cumulative voting.

b) Capitalization changes which add classes of stock that are "blank check" in nature or that dilute the voting interests of existing shareholders.

c) Increases in capitalization authorization greater than 50% where management does not offer an appropriate rationale for the increase or that appears to be contrary to the best interests of existing shareholders.

d) Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

e) Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

f)   Classified board of directors.

g) Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

h)   Excessive Compensation or non-salary compensation-related proposals.

i) Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

j)   Approve or amend director age restrictions.

k)   Adjournment of meeting in order to solicit additional votes.

l) Other businesses as properly come before the meeting" proposals which give a "blank check" to those acting as proxy.


SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.

All shareholder proposals are examined closely to determine long-term economic impact and the impact on the interests of shareholders.

1) WHEN VOTING SHAREHOLDER PROPOSALS, FOX IN GENERAL SUPPORTS THE FOLLOWING
ITEMS:

     i)   Adoption of CERES Principles.

     ii)  Anti-greenmail provisions.

     iii) Auditors should attend the annual meeting of shareholders.

     iv)  Bylaw or charter amendments to be made only with shareholder approval.

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     v)   Confidential voting.

     vi)  Election of the board on an annual basis (declassify the board).

     vii) Elimination of outside directors' retirement benefits.

     viii) Establishing independent audit, nominating, or compensation committees.

     ix) Expanded reporting of financial or compensation information, within reason.

     x) Opting-out of state business combination provisions. xi) Reduction or elimination of supermajority vote requirements.

     xii) Requiring a majority of independent directors on the board. xiii) Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

     xiv) Undo various anti-takeover related provisions.

b)   Specific Considerations for Labor Organizations or Mandates

     i) Corporate conduct and human rights. Principles relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union and China).

     ii)  Equality principles on sexual orientation.

     iii) Fair lending resolutions that call for financial institutions to comply with lending regulations and/or establish fair lending goals.
          iv) Proposals regarding equal employment opportunities and discrimination.

     v)   Reports on foreign military sales and economic conversion facilities.

c)   Specific Considerations for Religious Organizations or Mandates

     i)   Human resources issues.

     ii)  Maquiladora Standards and International Operations Policies.

     iii) McBride Principles.

     iv)  Military Business.

     v)   Proposals regarding equal employment opportunities and discrimination.

     vi) Requests that companies end their production of legal, but socially questionable, products.

   d) Specific  Considerations  for Socially Conscious Organizations or Mandates

     i)   Energy and the environment.

     ii)  Equal credit opportunity.

     iii) Equality principles on sexual orientation.

     iv)  Human resources issues.

     v)   Maquiladora Standards and International Operations Policies.

     vi)  Military business.

     vii) Northern Ireland and other human rights related issues.

     viii) Proposals regarding equal employment opportunities and discrimination.

     ix) Requests that companies end their production of legal, but socially or morally questionable, products.

2) WHEN VOTING SHAREHOLDER PROPOSALS, FOX IN GENERAL OPPOSES THE FOLLOWING
ITEMS:

     i)   Adoption of labor standards for foreign and domestic suppliers.

     ii)  Establishing a mandatory retirement age for directors.

     iii) Limiting tenure of directors.

     iv) Proposals which require inappropriate endorsements or corporate actions.

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



     v) Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

     vi)  Requiring directors to own stock before being eligible to be elected.

     vii) Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

b)   Specific Considerations for Labor Organizations or Mandates

     i)   Spin-off of defense business and tobacco-related business.

c) Specific Considerations for Religious Organizations or Mandates i) Equality principles on sexual orientation.


d)   Specific Considerations for Socially Conscious Organizations or Mandates

     i)   No specific provisions.


3) WHEN VOTING SHAREHOLDER PROPOSALS, FOX IN GENERAL ABSTAINS ON THE FOLLOWING
ITEMS:

      i)  Energy and the environment.

     ii)  Equality principles on sexual orientation.

     iii) Human resources issues.

     iv) Maquiladora Standards and International Operations Policies. v) Military business.

     vi)  Northern Ireland.

     vii) Proposals regarding equal employment opportunities and discrimination.

     viii) Requests that companies end their production of legal, but socially questionable, products.

b)   Specific Considerations for Labor Organizations or Mandates

         i)  No specific provisions.

c) Specific Considerations for Religious Organizations or Mandates i) No specific provisions.


d) Specific Considerations for Socially Conscious Organizations or Mandates i) No specific provisions.


CORPORATE GOVERNANCE

Corporate governance issues may include, but are not limited to, the following:

1. Corporate Defenses. Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control,
     (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders or greatly alter the balance of power between shareholders on one side, and management and the board on the other.

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



2. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

IDENTIFICATION  AND RESOLUTION OF CONFLICTS WITH CLIENTS

As fiduciaries of their clients, Fox puts the interests of its clients ahead of its own. In order to ensure that relevant personnel at Fox are able to identify potential conflicts of interest, Fox will take the following steps:

1) Quarterly, the Fox Compliance department will seek information from the heads of each department of Fox. Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of Fox. An example would be a brokerage firm or corporate client that represents a large source of assets for Fox.

2) The CCO will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

3) The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Fox CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between Fox and the client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

1) If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.

2) If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:


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

     a)   The client, in the case of an individual or corporate client;

     b) In the case of a Fund its board of directors, or any committee identified by the board; or

     c) The advisor, in situations where Fox acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of Fox to vote its client's proxies would have a material adverse economic impact on Fox's clients' securities holdings in the Conflicted Company, Fox may vote such proxies to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

RECORDKEEPING

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     o    A copy of Fox's proxy voting policies and procedures;

     o Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

     o    A record of each vote cast;

     o A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

     o Each written client request for proxy voting records and Fox's written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.





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                               [PICTURE OMITTED]

                              PROXY VOTING POLICY
                              AND PROCEDURE MANUAL

                                 JUNE 30, 2004

                                    AMENDED
                                 MARCH 31, 2005
                                  MAY 16, 2005
                                 MARCH 31, 2007
                                AUGUST 30, 2007
                                 MARCH 31, 2008
                                 June 25, 2008
                               September 22, 2009
                                 April 1, 2010






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                                                  CONTENTS


                          GENERAL
                            Introduction
                            General Guidelines
                            Proxy Committee
                            Conflicts of Interest
                            Recordkeeping and Disclosure

                           PROPOSALS USUALLY VOTED FOR

                            Adjustments to Par Value of Common Stock
                            Annual Election of Directors
                            Appraisal Rights
                            Blank Check Preferred Authorization
                            Chairman and CEO are the Same Person
                            Changing Corporate Name
                            Confidential Voting
                            Cumulative Voting
                            Delivery of Electronic Proxy Materials
                            Director Nominees in Uncontested Elections
                            Election of CEO Director Nominees
                            Election of Mutual Fund Trustees
                            Equal Access
                            Fair Price Provisions
                            Golden and Tin Parachutes
                            Independent Audit, Compensation and
                                Nominating Committees
                            Majority Voting
                            OBRA-Related Compensation Proposals
                            Ratifying Auditors
                            Reverse Stock Splits
                            Share Cancellation Programs
                     Shareholder Ability to Alter the Size of the Board

                            Shareholder Ability to Remove Directors
                            Share Repurchase Programs
                            Stock Distributions: Splits and Dividends
                            White Squire Placements

                            PROPOSALS USUALLY VOTED AGAINST
                            Charitable and Political Contributions
                            Common Stock Authorization
                            Director and Officer Indemnification and
                                Liability Protection
                            Shareholder Ability to Act by Written Consent Shareholder Ability to Call Special Meetings Shareholder Ability to Remove Directors Staggered Director Elections
                            Stock Ownership Requirements
                            Supermajority Shareholder Vote Requirements
                            Term of Office
                            Unequal Voting Rights

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




       PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

          401(k) Employee Benefit Plans
                            Compensation Plans
                            Employee Stock Ownership Plans
                            Executive Compensation Advisory Resolutions
          ("Say-on-Pay")
                            Stock Option Plans





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
                        PROPOSALS REQUIRING SPECIAL CONSIDERATION

                            Asset Sales
                            Bundled Proposals
                            Corporate Restructuring
                            Debt Restructurings
                            Delisting a Security
                            Director Nominees in Contested Elections
                            Disclosure of Prior Government Service
                            Environment and Social issues
                              Animal Rights
                              Energy and Environment
                              Equal Employment Opportunity and Discrimination Human Resource Issues
                              Maquiladora Standards and International Operations
                                 Policies
                              Military Business
                              Northern Ireland
                              Product Integrity and Marketing
                              Third World Debt Crisis
                            Golden Coffins
                            Greenmail
                            Liquidations
                            Mergers and Acquisitions
                            Mutual Fund Distribution Agreements
                            Mutual Fund Fundamental Investment Restrictions Mutual Fund Investment Advisory Agreement
                            Poison Pills
                            Preemptive Rights
                            Proxy Contest Defenses
                            Reimburse Proxy Solicitation Expenses
                            Reincorporation Proposals
                            Shareholder Advisory Committees
                            Shareholder Proposals to Limit Executive and
                                Director
          Pay State Spin-offs
                            Takeover Statutes
                            Tender Offer Defenses



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1. GENERAL

A. INTRODUCTION.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. GENERAL GUIDELINES.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

     1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

     2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

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


     3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

     4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

     5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

     6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

     7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

     8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.


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


     C.  PROXY COMMITTEE.

     1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

     2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including

     (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

     (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

     (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

   b.        to  oversee the proxy voting process, including;

     (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

     (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

     (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3.   Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

     4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

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     D. CONFLICTS OF INTEREST.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

     Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

     E. RECORDKEEPING AND DISCLOSURE.

     Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

     Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

     Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.










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                         2. PROPOSALS USUALLY VOTED FOR

     Proxies involving the issues set forth below generally will be voted FOR.

     Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

     Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

     Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Blank Check Preferred Authorization:

     A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

     B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

     Changing Corporate Name: Vote for changing the corporate name.

     Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

     Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

     Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

     Director Nominees in Uncontested Elections:

     A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

     B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed. Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.


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     Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

     Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

     Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     Fair Price Provisions:

     A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     Golden and Tin Parachutes:

     A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

     B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

     Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

     Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

     OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

     A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

     C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

     D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

     Ratifying Auditors:

     A. Generally vote for proposals to ratify auditors.

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     B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification.

     Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

     Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

     Shareholder Ability to Alter the Size of the Board:

     A. Vote for proposals that seek to fix the size of the board.

     B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

     Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

     White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

     Proxies involving the issues set forth below generally will be voted
AGAINST.

     Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

     Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

     Director and Officer Indemnification and Liability Protection:

     A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

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     Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     Shareholder Ability to Remove Directors:

     A. Vote against proposals that provide that directors may be removed only for cause.

     B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Staggered Director Elections: Vote against proposals to classify or stagger the board.

             Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

     Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.





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4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE

                              PROXY VOTING SERVICE

     Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

     401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

     Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

     Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

     Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

     A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

     B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

     Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

     A. Vote against plans which expressly permit repricing of underwater options.

     B. Vote against proposals to make all stock options performance based.

     C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

     D. Vote for proposals that request expensing of stock options.


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5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

     Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

     Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

     Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

     Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

     Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer
(ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

     Animal Rights: Proposals that deal with animal rights.

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     Energy and Environment: Proposals that request companies to file the CERES
Principles.

     Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

     Human Resources Issues: Proposals regarding human resources issues.

     Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

     Military Business: Proposals on defense issues.

     Northern Ireland: Proposals pertaining to the MacBride Principles.

     Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

     Third World Debt Crisis: Proposals dealing with third world debt.

     Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

     Greenmail:

     A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

     Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

     Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

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     Poison Pills:

     A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

     C. Review on a case-by-case basis management proposals to ratify a poison pill.

     Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

     Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

     Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

     Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

     Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

     Shareholder Proposals to Limit Executive and Director Pay:

     A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

     Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.


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                              OAK ASSOCIATES, LTD.

                      PROXY VOTING PROCEDURES AND POLICIES

[PICTURE OMITTED]

I.       INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

     o    Employee benefit plans and other clients subject to ERISA.

     o Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

     o The registered investment companies ("Oak Associates Funds") advised by Oak Associates, ltd.

     o Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

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



For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

II. ROLE OF INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm's policy-making body with respect to proxy voting guidlines.

2. The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

3. The Investment Committee delegates to company/industry analysts to determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4. The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

5. The Analyst or Portfolio Manager may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

III. PROXY VOTING PROCEDURES

1. Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak's Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2. All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

      A.      Keep a record of each proxy received;

      B. Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

      C. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

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3.        The  Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

IV. STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

1.       Routine Items:

     o Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

     o    Oak will generally vote FOR an independent chairman of the board.

     o    Oak will generally vote AGAINST directors with poor attendance.

     o    Oak will generally vote FOR tying bonuses to performance.

     o Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

     o    Oak will generally vote FOR the selection of independent auditors.

     o Oak will generally vote FOR increases in or reclassification of common stock.

     o Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

     o Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

     o Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

     o    Oak will generally vote FOR outside director compensation.

     o    Oak will generally vote AGAINST expensing options.

2.       Non-Routine:

     o Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

     o Oak will generally vote AGAINST management resolutions to implement fair price procedures.

     o Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.


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



     o Oak will generally vote AGAINST management proposals to institute supermajority rules.

     o Oak will generally vote FOR a proposed reverse split of a company's common stock.

     o Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3.       GENERAL VOTING POLICY

      If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

      Oak  Associates,  ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

V.       DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm's proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client's proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client's proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

VI.      RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm's recordkeeping procedures include the following:

     o Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

     o Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

JULY 9, 2008


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                           THE M.D. SASS ORGANIZATION
                              PROXY VOTING POLICY

The Investment Advisers Act of 1940 imposes on us as an investment manager a general fiduciary responsibility to act in the best interest of our clients.

In cases where voting authority has been delegated to us, we have determined that, as a general matter, it is consistent with those responsibilities to support the management position on many issues presented for stockholder approval. Where we believe that support for the management position conflicts with our fiduciary responsibilities to investors, or where support for the management position would materially diminish stockholder rights, we will vote against the management position.

Voting decisions will be made based on what is in the best economic interest of our clients.

              GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

AS A GENERAL MATTER, AND CONSISTENT WITH OUR FIDUCIARY RESPONSIBILITIES TO ACT SOLELY IN THE INTEREST OF PLAN PARTICIPANTS AND BENEFICIARIES, WE WILL GENERALLY VOTE FOR THE FOLLOWING PROPOSALS IF WE BELIEVE THEY ARE IN THE BEST INTERESTS OF OUR CLIENTS. ADDITIONAL CONSIDERATIONS EFFECTING THE DECISION TO VOTE FOR ARE LISTED BELOW:

a. Election of management slate of directors - consider board independence as well as long term performance of the directors and the company. In voting on entire Board:

     (i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A more complete definition is attached as Exhibit A.

     (ii) Consider company's long-term value growth as judged by performance indicators.

     (iii) Consider actions taken by the Board that may not be in the Company's long term best interest i.e. awarding themselves excessive compensation. (iv) Consider the Board's responsiveness to shareholder concerns - proposals.

         In voting on individual Directors:

     (i) Committees - Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

     (ii) Attendance at 75% of meetings or withhold vote.

     (iii) If the Director is employed full time - service on no more than 3 public company Boards. If retired, no more than 5 public company Boards. Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b. Appointment of auditors - vote for unless any of the following factors, then vote against ratification:

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     (i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

     (ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

     (iii) Fees for non-audit services are more than 20 % of all fees, we should be concerned.

     (iv) The Company has had the same auditor for more than 7 years.

     c. Cumulative voting.

     d. Profit sharing/remuneration plans.

e.       Pension/re
tirement plans.

     f. Authorization of new securities if there is no intent to unduly dilute shareholder's proportionate interest, reverse stock splits. (i) Common stock - support if reasonable and management provides persuasive justification.

      Vote against increase of existing authorization by more than 50%.

     (ii) Preferred stock - approve unless Board has unlimited rights to set the terms and conditions of the shares.

     (iii) Support reverse stock split if management provides reasonable justification.

     (iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

     g. Acquisition of property

     h. Asset restructuring

     i. Option/incentive plans and revisions thereof.

     (i) Support if performance-based (includes premium price -strike price of 100 % + of fair market value on date of grant or linked to market or industry stock price index).

     (ii) Support expensing of stock options.

     (iii) Plan should not exceed an annual stock option grant rate of 1 % of shares outstanding to senior executives.

     (iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

     (v) Vote against proposal if total dilution of outstanding voting power or shareholders' equity is greater than 10% (vi) Vote against reloading (to replace options which have been exercised).

     (vii) Oppose plans where more than 10 % of option shares were issued to the top 5 executives in the last year.

     (viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e. 75 % of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive's total compensation. Executive should be required to hold while at the Company.

j. Compensation plans and revisions thereof

     (i) Base compensation should be reasonable - minimum necessary for retention and recruitment.

     (ii) Variable compensation - support plans that use explicit operating performance benchmarks i.e. improving EPS.

     (iii) Executive perks and benefits. - support greater disclosure and oversight; vote against benefit to executives that exceeds that offered to other employees.


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     (iv) Golden parachutes - support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option "change in control" vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.

     (v) Outside Director Compensation - significant proportion should be stock and subject to reasonable holding requirements.

     (vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

     k. Increasing indebtedness within prudent limits.

     l. Anti-greenmail amendments

     m. Preemptive rights

     n. Employee related proposals - employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders' best interests and do not unduly interfere with the Company's operation). Employees should have pension choice defined benefit vs. cash-balance plans.

     o. Fair-Price Provisions

     p. Shareholder proposals.

     (i) Adoption of codes or policies based on the United Nations' International Labor Organization's Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc).

     (ii) Reports on human rights.

     (ii) MacBride Principles which deal with Northern Ireland. (iii) Environmental issues - adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

      (iv) EEO - proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position. Support sexual orientation anti-bias position. Diversity - women and minority group Board members. (v) Proposals for reports on financial institutions fair-lending compliance practices.

     (vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

     (vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

     (viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

     (ix) Proposal to separate Chairman and CEO - to require an independent Director (who has not been an executive) be Chairman of the Board. If there is no separation, support proposal to establish a lead independent Director.

     (x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

     (xi) Proposals asking for additional disclosure of the role of the Board in developing business.

     (xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

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AS A GENERAL MATTER, AND CONSISTENT WITH OUR FIDUCIARY RESPONSIBILITIES TO ACT
SOLELY IN THE INTEREST OF OUR CLIENTS, WE WILL GENERALLY VOTE AGAINST THE FOLLOWING PROPOSALS IF WE BELIEVE THEY ARE NOT IN THE BEST INTERESTS OF OUR
CLIENTS:

a. Easing standards of indemnification for directors or corporate officers.

b. Staggered terms for directors; term limits.

c. Authorizations of new securities if intent appears to be to unduly dilute stockholder's proportionate interest.

d. Poison pill/anti-takeover measures that do not require submission to the Board every 3 years.

e. Re-incorporation in the State of Delaware if intent is to protect management and directors.

f. Elimination of waivers of preemptive rights.

g. Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h. Fair price provisions/amendments.

i. Granting of stock options to non-employee directors.

j. Proposals to change the state of incorporation where the effect could be to reduce shareholder's rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless: (i) Criteria for supporting - Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company's long term value and not adversely impact Company's employees and communities where they live. (ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k. Supermajority voting requirements.

l. Board size - to be less than 5 or more than 15.

m Limit or eliminating the Shareholders' right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n. Approving other business.

AS A GENERAL MATTER, AND CONSISTENT WITH OUR FIDUCIARY RESPONSIBILITIES TO ACT SOLELY IN THE INTEREST OF OUR CLIENTS, WE WILL VOTE ON ISSUES SUCH AS MERGERS AND REORGANIZATIONS ON A CASE BY CASE BASIS TAKING

            INTO ACCOUNT THE FOLLOWING FACTORS:

a. Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b. Anticipated financial and operating benefits.

c. Offer price (cost vs. premium).

d. How the deal was negotiated

e. Changes in corporate governance and their impact on shareholder rights

f. Impact on key constituents at both companies, including employees and communities.


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                                   EXHIBIT A

Independent Director - A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company's paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company's chairman or chief executive officer also is a board member.








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                   VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
               DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

POLICY

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.

APPROACH

Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Risk Metrics Group), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm, Risk Metrics Group.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds - whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities - whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts - instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities - where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson's goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

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Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to Risk Metrics Group each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to Risk Metrics Group. Once a "proxy analysis" is received from Risk Metrics Group the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with Risk Metrics Group who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through Risk Metrics Group.







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                          DEPRINCE, RACE & ZOLLO, INC.

                                     POLICY

PROXY VOTING
--------------------------------------------------------------------------------

I. INTRODUCTION

Rule 206(4)-6 (the "Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. ("DRZ") votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. In accordance with a pre-determined policy that is disclosed in the clients' agreements, proxies are typically voted by an independent third party, the Proxy Administrator. DePrince, Race & Zollo, Inc. has retained RiskMetrics Group as its third-party Proxy Administrator. Any questions about this document should be directed to our Chief Compliance Officer.

II. REGULATORY BACKGROUND

(A)THE NEED TO IMPLEMENT A PROXY VOTING POLICY AND PROCEDURES

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser's voting authority is implied by an overall delegation of discretionary authority.

(B)VOTING CLIENT PROXIES

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser's responsibilities with respect to voting proxies would ordinarily be determined by the adviser's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a "shareholder activist," but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser's fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client's best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

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(C)IMPLEMENTING POLICIES AND PROCEDURES TO RESOLVE CONFLICTS OF INTEREST

A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients' proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)DISCLOSURE REQUIREMENTS

     o An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

     o A concise summation of the proxy voting process, rather than a reiteration of the adviser's proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)RECORDKEEPING REQUIREMENTS

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

     -    Proxy Voting Policies and Procedures;

     -    Proxy Statements Received Regarding Client Securities;

     -    Records of Votes Cast on Behalf of Clients;

     -    Records of Client Requests for Proxy Voting Information; and

     - Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that Memorialized the Basis for the Decision.

III. RISKS

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

     o DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

     o    Proxies are not voted in clients' best interests.

     o    Proxies are not identified and voted in a timely manner.

     o Conflicts between DRZ's interests and the client are not identified; therefore, proxies are not voted appropriately.

     o Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV.  POLICY

It is the policy of DRZ to vote client proxies in the interest of maximizing Shareholder Value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

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Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent.

V. PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

     1. DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

          All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ's Operations department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

     2. DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

          These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

     3. The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. The Compliance department of DRZ shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

     4. The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

          For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client's proxy in accordance with the client's written instructions.

          Proxies for client's who have selected a third party to vote, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

          Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to DRZ or to the Proxy Administrator.

     5. The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZs guidelines.

     6. DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits). The Proxy Administrator will then be notified accordingly.

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     7.   The Proxy Administrator will reasonably try to assess any material conflicts between DRZ's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

     8. So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file.

     9. If the Proxy Administrator detects a conflict of interest, the following process will be followed:

          a. The Proxy Administrator will, as soon as reasonable practicable, contact the Compliance Officer of DRZ. The Compliance Officer will convene the Proxy Voting Committee (the "Committee"). Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee. The Compliance Officer will serve as chairperson.

          b. The Compliance Officer, at inception of the Committee meeting, will appoint Secretary, whose role it will be to keep careful and detailed minutes.

          c. The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected. The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

          d. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

          o Whether adoption of the proposal would have a positive or negative impact on the issuer's short term or long-term value.

          o Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

          o    Whether the proposal itself is well framed and reasonable.

          o Whether implementation of the proposal would achieve the objectives sought in the proposal.

          o Whether the issues presented would best be handled through government or issuer-specific action.

          e. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

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          f. After  each  member  of  the  Committee has announced his vote, the
             Secretary will tally the votes. The tally will result in one of the following two outcomes:

          o If all members of the committee have voted in the same direction on the proposal, all of DRZ's proxies for that proposal will be voted in such direction. The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

          o If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service's or consultant's determination will be binding on DRZ.

   10. The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

   11. All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

      1. The name of the issuer of the portfolio security;

      2. The exchange ticker symbol of the portfolio security;

      3. The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

        4.  The shareholder meeting date;

      5. The number of shares DRZ is voting on firm-wide;

      6. A brief identification of the matter voted on;

      7. Whether the matter was proposed by the issuer or by a security holder;

      8. Whether or not DRZ cast its vote on the matter;

      9. How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

      10. Whether DRZ cast its vote with or against management; and

      11. Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

VI. CONFLICTS OF INTEREST

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

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     o    CONFLICT: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ's client portfolios. For example, DRZ may be retained to manage XYZ's pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ's decision to continue its advisory relationship with DRZ.

     o CONFLICT: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

     o CONFLICT: DRZ's employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ's client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

     o CONFLICT: DRZ or an employee(s) personally owns a significant number of an issuer's securities that are also held in DRZ's client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

     o CONFLICT: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

RESOLUTION: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ's ability to vote proxies in an objective manner. Upon such notification, the Compliance Officer will notify Greg DePrince of the conflict, who will recommend an appropriate course of action.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to Greg DePrince or outside counsel.

VII. RECONCILIATION

Because DRZ manages institutional clients, large investment positions may be held at a number of different custodians at any given time making it unfeasible for DRZ to reconcile client proxies each time a vote occurs. Therefore, DRZ shall follow these procedures for reconciling proxies:

     o On a case-by-case basis, DRZ shall make the determination of whether it deems a proxy to be material. Among other things, DRZ may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.

     o If deemed to be material, DRZ will check to see if the proxy is for a security for which it files a Form 13G.

     o If the proxy is deemed to be material and is for a security for which it files a Form 13G, DRZ shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

The Compliance Officer shall maintain documentation of this reconciliation process. In the event that the proxies are unable to reconcile to the number of shares, the Compliance Officer shall document the reason (i.e. client opted to participate in a securities lending program and therefore does not get to vote proxies for any securities out on loan) and resolution taken, if any.

VIII. RECORDKEEPING

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

     o Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file.

     o The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.).

     o DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client's prescribed format. In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

      Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend: "This report contains the full proxy voting record of DRZ. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise)."

     o Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. The written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

     o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

     o    This Proxy Voting Policy and Procedures

     o "Concise" Proxy Policy and Procedure separate disclosure document sent to clients by August 6, 2003 and offered annually.

Proxy statements received regarding client securities:

     o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

      Note: DRZ is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

     o    DRZ Proxy Voting Record.

     o Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision. This includes Committee Minutes.

     o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc, that were material in the basis for the decision.

IX. DISCLOSURE

     o DRZ will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. PROXY SOLICITATION

As a matter of practice, it is DRZ's policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. DRZ will never disclose such information to unrelated third parties.

The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.

XI. CLASS ACTIONS

If "Class Action" documents are received by DRZ on behalf of its Funds, DRZ will ensure that the Funds either participate in, or opt out of, any class action settlements received. DRZ will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices. In the event DRZ opts out of a class action settlement, DRZ will maintain documentation of any cost/benefit analysis to support its decision.

If "Class Action" documents are received by DRZ for a private client, i.e. separate managed account, DRZ will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that DRZ is not qualified to make for the client. Therefore DRZ will not file "Class Actions" on behalf of any client.

                                  ATTACHMENT A

                          DEPRINCE, RACE & ZOLLO, INC.
                     LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of DRZ's proxy voting committee:



Member 1                                   John Race

Member 2                                   Greg DePrince

Member 3                                   Victor Zollo

                                     PART C
                               OTHER INFORMATION
Item 28. EXHIBITS.

(a)       (1) Agreement and Declaration of Trust. (1)

(2)       Amendment No. 1 to the Agreement and Declaration of Trust. (1)

(3) Amendment No. 2 to the Agreement and Declaration of Trust - Establishment and Designation of Series. (18)

(b)       By-laws of Registrant. (1)

(c)       Not Applicable.

(d)(1)    Form of Management Agreement. (2)

(d)(2) Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management, LLC (8) and The Saratoga Advantage Trust.

(d)(2)(a) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Milestone (24) Capital Management, LLC with respect to the U.S. Government Money Market Portfolio.

(d)(2)(b) Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the (24) Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.

(d)(2)(c) Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the To be provided Armored Wolf Global Enhanced Real Return Portfolio, and Armored Wolf, LLC. by amendment

(d)(3)(a) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and (2) Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.

(d)(3)(b) Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and (5) Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.

(d)(4) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap (2) Advisors with respect to the Municipal Bond Portfolio.

(d)(5) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and (2) OpCap Advisors with respect to the Large Capitalization Value Portfolio.

(d)(6) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, (16) Sayles & Company, L.P. with respect to the Large Capitalization Growth Portfolio.

(d)(7) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and (6) Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.

(d)(8) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and DePrince, (23) Race & Zollo, Inc. with respect to the International Equity Portfolio.

(d)(9) Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga (8) Capital Management, LLC with respect to the Technology & Communications Portfolio.

(d)(10) Form of Investment Advisory Agreement between Oak Associates, ltd. and Saratoga Capital (16) Management, LLC with respect to the Health and Biotechnology Portfolio.

(d)(11) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, (16) Sayles & Company, L.P. with respect to Financial Services Portfolio.

(d)(12) Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and (8) Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio.

(d)(13) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Vaughan (19) Nelson Investment Management, L.P. with respect to the Mid Capitalization Portfolio.

(d)(14) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Integrity (19) Money Management, Inc. with respect to the Energy & Basic Materials Portfolio.

(d)(15) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, (20) Sayles & Company, L.P. with respect to the Energy & Basic Materials Portfolio.

(d)(16) Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and M.D. Sass (22) Investors Services, Inc. with respect to the Large Capitalization Value Portfolio.

(d)(17) Form of Excess Expense Agreement, as amended and restated on January 31, 2006. (18) Excess Expense Agreement, as amended and restated on November 25, 2008.

(d) (17) (1) (22)


(d) (17)  Form of Investment Sub-Advisory Agreement between Ascentia
          Capital Partners, LLC and each of (24) Armored Wolf, LLC, Dunham & Associates Investment Counsel, Inc., DuPont Capital Management Corporation, Research Affiliates, LLC and Sage Capital Management, LLC.

(d) (19) Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital To be provided Management, LLC with respect to the Alternative Strategies Portfolio and the Armored Wolf by amendment Global Enhanced Real Return Portfolio.

(d) (21) Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of (24) the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC

(d)(22) Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of To be provided the Armored Wolf Global Enhanced Real Return Portfolio, and Armored Wolf, LLC. by amendment


(e)(1)    Soliciting Dealer Agreement. (5)

(e)(2) Form of Distributor's Agreement between Saratoga Advantage Trust and Aquarius Fund (14) Distributors, LLC, currently known as Northern Lights Distributors, LLC. .

(f)       Not Applicable.

(g)(1) Custodian Contract between Saratoga Advantage Trust and The Bank of New York. (9)

(g)(2) Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York. (9)

(h)(1) Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., (9) currently know as Gemini Fund Services, LLC.

(h)(2) Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., (9) currently know as Gemini Fund Services, LLC.

(h)(3) Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund (9) Services, Inc., currently know as Gemini Fund Services, LLC.

(i)(1) Opinion and consent of counsel as to the legality of the securities being registered, (1) indicating whether they will when sold be legally issued, fully paid and non-assessable.

(i)(2)    Opinion and consent of counsel as to the Portfolios' Class A shares.
          (18)


(j) Consent of Tait, Weller & Baker LLP Certified Public Accountants. Filed herewith

(j)(a)    Consent of Deloitte & Touche LLP To be provided by amendment.

(j)(1)    Consent of Ernst & Young, LLP. (12)

(j)(2)    Consent of PricewaterhouseCoopers LLP. (10)

(k)       Not Applicable.

(l)       Agreement relating to initial capital. (1)

(m)(1)    Distribution Plan relating to Class B shares. (7)

(m)(2)    Distribution Plan relating to Class C shares. (7)

(m)(3)    Amended and Restated Distribution Plan relating to Class A shares.
          (18)

(n)       Rule 18f-3 Plan. (4)

(n)(1)    Amended and Restated Rule 18f-3 Plan. (17)

(n)       (2) Amended and Restated Rule 18f-3 Plan. To be provided by amendment

(p)(1)    Code of Ethics of Registrant and Saratoga Capital Management. (15)

(p)(3)    Revised Code of Ethics of Fox Asset Management, Inc. (22)

(p)(4)    Code of Ethics of DePrince, Race & Zollo, Inc. (23)

(p)(5) Revised Code of Ethics of Loomis, Sayles & Company, L.P. Filed herewith

(p)(6)    Revised Code of Ethics of Oak Associates, ltd. (22) .

(p)(7)    Revised Code of Ethics of Columbus Circle Investors. (23)

(p)(8) Code of Ethics of Ascentia Capital Partners, LLC. (24) To (p) (8) (1) Code of Ethics of Research Affiliates, LLC. (24)

(p)(8)(2) Code of Ethics of Armored Wolf, LLC. (24)

(p)(8)(3) Code of Ethics of DuPont Capital Management Corporation. (24)

(p)(8)(4) Code of Ethics of Sage Capital Management, LLC. (24)

(p)(8)(5) Code of Ethics of Dunham & Associates Investment Counsel, Inc. To (24)

(p)(10)(b) Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights (23) Distributors, LLC).

(p)(12)   Revised Code of Ethics of Vaughan Nelson Investment Management, L.P.
          (23)

(p)(13)   Code of Ethics of M.D. Sass Investors Services, Inc. (22)

(p)(13)   Code of Ethics of Milestone Capital Management, LLC. (24)

    Other Exhibits:

   Powers of Attorney of Messrs. McCollough, Koopmann and Seal. (3) Powers of Attorney of Messrs. Blundin and Hamrick. (11)

     1. Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     2. Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     3. Filed with Post-effective Amendment No. 5 on November 3, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     4. Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     5. Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     6. Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     8. Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

     9. Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     10. Filed with Post-Effective Amendment No. 13 on January 16, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     11. Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     12. Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     13. Filed with Post-Effective Amendment No. 16 on October 31, 2003 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     14. Filed with Post-Effective Amendment No. 19 on October 28, 2004 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     15. Filed with Post-Effective Amendment No. 21 on April 28, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     16. Filed with Post-Effective Amendment No. 22 on November 28, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     17. Filed with Post-Effective Amendment No. 23 on December 2, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     18. Filed with Post-Effective Amendment No. 24 on January 31, 2006 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     19. Filed with Post-Effective Amendment No. 25 on December 29, 2006 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     20. Filed with Post-Effective Amendment No. 27 on December 28, 2007 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     21. Filed with Post-Effective Amendment No. 28 on January 31, 2008 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     22. Filed with Post-Effective Amendment No. 29 on December 31, 2008 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     23. Filed with Post-Effective Amendment No. 30 on December 29, 2009 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

     24. Filed with Post-Effective Amendment No. 31 on October 7, 2010 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is presently controlled by or under common control with the Registrant.

Item 29.. INDEMNIFICATION.

   See Article VI of the Registrant's Agreement and Declaration of Trust.

A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Reich & Tang Asset Management, LLC, File No. 801-47230, the Form ADV of Fox Asset Management, Inc., File No. 801-26397, the Form ADV of Loomis, Sayles & Company, L.P. File No.801-170, the Form ADV of Vaughan Nelson Investment Management, L.P., File No. 801-51795, the Form ADV of Columbus Circle Investors, File No. 801-47516, the Form ADV of Oak Associates, ltd., File No. 801-23632, the Form ADV of M.D. Sass Investors Services, Inc., File No. 801-8663, the Form ADV of DePrince, Race & Zollo, Inc., File No. 801-48779, the Form ADV of Ascentia Capital Partners, LLC, File No. 801-64018, the Form ADV of Research Affiliates, LLC, File No.801-61153, the Form ADV of Armored Wolf, LLC, File No.801-70152, the Form ADV of DuPont Capital Management Corporation, File No.801-44730, the Form ADV of Sage Capital Management, LLC, File No. 801-49948, and the Form ADV of Dunham & Associates Investment Counsel, Inc, File No. 801-25803, filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 232. PRINCIPAL UNDERWRITERS.

Northern Lights Distributors, LLC ("NLD") (formerly known as Aquarius Fund Distributors, LLC), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Miller Investment Trust, North Country Funds, Northern Lights Variable Trust, Roge Partners Funds, Jacobs & Company Mutual Fund, The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Adaptive Allocation Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Autopilot Managed Growth Fund, Changing Parameters Fund, Gratio Values Fund, The Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, AlphaStream Special Strategy Fund, Sierra Core Retirement Fund, CMG Absolute Return Strategies Fund, Incline Capital Long/Short Fund, The Currency Strategies Fund, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, GMG Defensive Beta Fund, Chariot Absolute Currency Fund, BTS Bond Asset Allocation Fund, Ascot Long/Short Fund, Rady Opportunistic Value Fund, Rady Contrarian Long/Short Fund, The Lacert Guardian Fund, MutualHedge Frontier Legends Fund, Investment Partners Opportunities Fund, EM Capital India Gateway Fund, Generations Multi Strategy Fund, MutualHedge Funds, Wade Core Destination Fund, Southern Sun Small Cap Fund, Southern Sun Mid Cap Fund, Toews Hedged Emerging Markets Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund.

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA") .. The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant's knowledge, the following are the members and officers of
NLD:




---------------------- ---------------------------------- ----------------------
Name                   Positions and Offices              Positions and Offices
                       with Underwriter                   with the Fund
---------------------- ---------------------------------- ----------------------
Brian Nielsen          President, Manager and Secretary   None
---------------------- ---------------------------------- ----------------------
W. Patrick Clarke      Owner, Manager                     None
---------------------- ---------------------------------- ----------------------
 Daniel Applegarth     Treasurer and Financial            None
                       Operations Principal
---------------------- ---------------------------------- ----------------------
Michael Nielsen        Chief Compliance Officer and  AML  None
                       Officer
---------------------- ---------------------------------- ----------------------



(c)      Not Applicable.



Item  33. LOCATION OF ACCOUNTS AND RECORDS.

Gemini Fund Services, LLC
450 Wireless Blvd.
Hauppauge, New York 11788

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following portfolios by their respective Advisers:

Investment Quality Bond Portfolio, Municipal Bond Fox Asset Management, Inc. Portfolio and Small Capitalization Portfolio 331 Newman Springs Road, Suite 122 Red Bank, New Jersey 07701



Energy & Basic Materials Portfolio        Loomis, Sayles & Company, L.P.
Large Capitalization Growth Portfolio     One Financial Center, 27th Floor
and Financial Services Portfolio          Boston, Massachusetts 02111


U.S. Government Money Market Portfolio Milestone  Capital  Management, LLC
                                       115 East Putnam Avenue
                                       Greeenwich, Connecticut 06830


Mid Capitalization Portfolio             Vaughan Nelson Investment Management,
                                                L.P.
                                         600 Travis, Suite 6300
                                         Houston, Texas 77002-3071

Technology & Communications Portfolio    Columbus Circle Investors
                                         Metro Center
                                         One Station Place
                                         Stamford,Connecticut  06902


Health & Biotechnology Portfolio         Oak Associates, ltd.
                                         3875 Embassy Parkway, Suite 250
                                         Akron, Ohio 44333-8355


Large Capitalization Value Portfolio     M.D. Sass Investors Services, Inc
                                         1185 Avenue of the Americas
                                         New York, New York 10036-2699

International Equity Portfolio           DePrince, Race & Zollo, Inc.
                                         250 South, Suite #250
                                         Winter Park, Florida 32789

Alternative Strategies Portfolio         Ascentia Capital Partners, LLC
                                         5485 Kietzke Lane
                                         Reno, Nevada 89511

                                         Research Affiliates, LLC
                                         620 Newport Center Drive, Suite 900
                                         Newport Beach, California 92660

                                         DuPont Capital Management Corporation
                                         One Righter Parkway, Suite 3200
                                         Wilmington, Delaware 19803

                                         Sage Capital Management, LLC
                                         665 South Orange Avenue, Suite 3
                                         Sarasota, Florida 34236
                                         Dunham & Associates Investment Counsel,
                                                 Inc.
                                         10251 Vista Sorrento Parkway, Suite 200
                                         San Diego, California 92121

Alternative Strategies Portfolio and Armored Wolf Armored Wolf, LLC Global
Enhanced Real Return Portfolio               65 Enterprise
                                             Aliso Viejo, California 92656


Item 34. MANAGEMENT SERVICES.

   Not Applicable.
Item 35. UNDERTAKINGS.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of New York on the 30th day of December, 2010.

                          THE SARATOGA ADVANTAGE TRUST

                                       By:  /s/BRUCE E. VENTIMIGLIA
                                           Bruce E. Ventimiglia
                                           President, CEO and
                                           Chairman of the Board of Trustees

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------- ------------------------------- -------------------
SIGNATURE                    TITLE                           DATE
---------------------------- ------------------------------- -------------------
                             Trustee, Chairman of the Board, December 30, 2010
/s/Bruce E. Ventimiglia_     President and CEO
Bruce E. Ventimiglia         (principal executive officer)
---------------------------- ------------------------------- -------------------
/s/Jonathan W. Ventimiglia   Chief Financial Officer &       December 30, 2010
Jonathan W. Ventimiglia      Treasurer

---------------------------- ------------------------------- -------------------
/s/ Patrick H. McCollough*   Trustee
Patrick H. McCollough                                        December 30, 2010

---------------------------- ------------------------------- -------------------
/s/ Udo W. Koopmann*         Trustee                         December 30, 2010
Udo W. Koopmann

---------------------------- ------------------------------- -------------------
/s/ Floyd E. Seal*           Trustee                         December 30, 2010
Floyd E. Seal

---------------------------- ------------------------------- -------------------
 /s/ Stephen H. Hamrick*     Trustee                         December 30, 2010
Stephen H. Hamrick

---------------------------- ------------------------------- -------------------
/s/ William B. Blundin*      Trustee                         December 30, 2010
William B. Blundin
---------------------------- ------------------------------- -------------------
*By: /s/ Stuart M. Strauss
     Stuart M. Strauss, Attorney-in-Fact






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        (j)  Consent  of  Tait, Weller & Baker LLP Certified Public Accountants
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          (p)(5)    Revised Code of Ethics of Loomis, Sayles, & Company, L.P.
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